VANGUARD(R) BOND INDEX FUNDS

ANNUAL REPORT - DECEMBER 31, 2000


INCLUDED WITHIN THIS REPORT:

VANGUARD TOTAL BOND MARKET INDEX FUND
VANGUARD SHORT-TERM BOND INDEX FUND
VANGUARD INTERMEDIATE-TERM BOND INDEX FUND
VANGUARD LONG-TERM BOND INDEX FUND

[PHOTO OF SHIP]
[THE VANGUARD GROUP LOGO]

[MEMBERS OF THE VANGUARD GROUP(R) LOGO]

SOME LESSONS FROM 2000

Although the year 2000 was a trying period for many investors, it reinforced some investment truths worth keeping in mind as you build and maintain your portfolio. These include:

     **THINGS CHANGE. It's difficult--bordering on impossible--to consistently or precisely predict when the financial markets will turn up or down, when the economy will accelerate or slow, and which investments will lead or lag. Don't risk your hard-earned money by betting on such forecasts.

     **DIVERSIFICATION MATTERS. If you build and maintain a portfolio that includes different asset classes--as well as types of securities within asset classes--you give yourself a valuable buffer against severe damage from any one market segment. True, your diversified portfolio will never top the short-term performance charts. But a balanced investment approach will help you to meet your financial goals without taking undue risks.

     **PERSPECTIVE IS PARAMOUNT. Market declines are always painful. Yet they're inevitable if you seek the long-term rewards of investing. If you keep your focus on your long-term goals, you'll find periodic downturns much easier to endure, and you'll avoid making emotion-driven mistakes.

SUMMARY

     * In 2000, investment-grade bonds provided terrific returns, outpacing stocks.

     * The Vanguard Bond Index Funds recorded excellent total returns ranging from 8.8% for the Short-Term Bond Index to 16.6% for the Long-Term Bond Index Fund.

     * The yield of each Bond Index Fund declined during the year, as bond prices rose and market interest rates fell.

CONTENTS

 1 Letter from the Chairman

 8 Fund Profiles

12 Glossary of Investment Terms

13 Performance Summaries

18 Financial Statements

64 Report of Independent Accountants

LETTER
 FROM THE CHAIRMAN

Fellow Shareholder,

Investment-grade bonds turned in a terrific performance in 2000. Their prices rose as the economy slowed and interest rates fell. A downturn in stocks also helped by prompting some investors to seek shelter in bonds. The vanguard bond index funds provided excellent total returns that ranged from 8.8% to 16.6%.


2000 TOTAL RETURNS                                      YEAR ENDED
                                                       DECEMBER 31
------------------------------------------------------------------
TOTAL BOND MARKET INDEX FUND                                 11.4%
Average Intermediate U.S.
 Government Fund*                                            10.7
Lehman Aggregate Bond Index                                  11.6
------------------------------------------------------------------
SHORT-TERM BOND INDEX FUND                                    8.8%
Average 1-5 Year U.S. Government Fund*                        8.3
Lehman 1-5 Year Government/
 Credit Index                                                 8.9
------------------------------------------------------------------
INTERMEDIATE-TERM BOND INDEX FUND                            12.8%
Average Intermediate U.S.
 Government Fund*                                            10.7
Lehman 5-10 Year Government/
 Credit Index                                                12.4
------------------------------------------------------------------
LONG-TERM BOND INDEX FUND                                    16.6%
Average General U.S.
 Government Fund*                                            11.8
Lehman Long Government/
 Credit Index                                                16.2
------------------------------------------------------------------

INSTITUTIONAL SHARES
------------------------------------------------------------------
Total Bond Market Index Fund                                 11.5%
------------------------------------------------------------------
*Derived from data provided by Lipper Inc.


     The adjacent table presents the returns of our funds, our average peers, and our unmanaged target indexes. The overall market for investment-grade bonds is reflected in the Lehman Brothers Aggregate Bond Index, which returned 11.6% for the year. Detailed per-share figures for each fund, including net asset values, yields, income dividends paid during 2000, and average credit quality and maturity data, are presented in the table following this letter.

FINANCIAL MARKETS IN REVIEW

The broad stock market delivered its worst result in years in 2000, but the bond market rebounded strongly from a rough 1999. Many intermediate- and long-duration issues posted double-digit returns. (Duration is a way to estimate how sensitive a bond's price is to changes in market interest rates: The longer the duration, the more the price of a bond or bond fund will move as interest rates change.) Led by U.S. Treasuries, investment-grade bonds delivered their interest income plus capital appreciation. The price increases stemmed from both falling bond supplies and the economic slowdown, which late in the year led investors to anticipate rate cuts by the Federal Reserve Board. (The Fed acted on January 3, 2001, cutting short-term interest rates by 50 basis points.) Flush with tax revenues, the U.S. Treasury Department issued fewer new bonds and bought back some old ones. As intermediate- and long-term Treasury prices rose, their yields fell. By December 31, 2000, the yield of the 10-year Treasury note had fallen 133 basis points to 5.11%; the yield of the 30-year bond fell 102 basis points to 5.46%. State and local governments also enjoyed rising tax revenue and cut back on their issuance of new bonds. Meanwhile, the demand for high-quality bonds got a boost from the extraordinary volatility in the stock market, as some investors were attracted to the income and relative stability of bonds.


MARKET BAROMETER                                  AVERAGE ANNUAL TOTAL RETURNS
                                               PERIODS ENDED DECEMBER 31, 2000

                                                 ONE       THREE          FIVE
                                                YEAR       YEARS         YEARS
------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index (Entire market)    11.6%        6.4%          6.5%
Lehman 10 Year Municipal Bond Index            10.8         5.3           5.9
Salomon Smith Barney 3-Month
 U.S. Treasury Bill Index                       6.0         5.2           5.2
------------------------------------------------------------------------------
STOCKS
S&P 500 Index (Large-caps)                     -9.1%       12.3%         18.3%
Russell 2000 Index (Small-caps)                -3.0         4.6          10.3
Wilshire 5000 Index (Entire market)           -11.0        10.7          16.7
MSCI EAFE Index (International)               -14.0         9.6           7.4
==============================================================================
CPI
Consumer Price Index                            3.4%        2.6%          2.5%
------------------------------------------------------------------------------


     Mortgage-backed securities--bundles of bonds that finance home loans--did very well in the first half of the year, when the economy was growing at a rapid pace. But in the second half, falling interest rates prompted many homeowners to refinance their loans, restraining the price increases for mortgage-backed securities--the largest sector of the bond market. For the full year,
mortgage-backed   securities  returned  11.1%,  according  to  Lehman  Brothers.
Investment-grade corporate bonds--the third-largest component of the bond market, behind Treasuries--returned 9.4%. Their prices increased less than those of government bonds, owing to investor concerns that a slowing economy would dent corporate profitability. Agency bonds were volatile in 2000 because of proposals in Congress that would have stripped certain issuers of their lines of credit with the Treasury. The proposals weren't enacted, however, and agencies returned 12.2% for the year.

     One sector of the bond market--lower-quality, high-yield securities--did not perform well. Investors worried that the economic slowdown would leave heavily indebted companies without sufficient revenues to make their debt payments, and high-yield bond prices, as measured by the Lehman High-Yield Index, tumbled -14%. The price declines offset interest income and resulted in a total return of -5.9% for the year.

     In many ways, the year 2000 was the flip side of its predecessor. The pace of economic growth slowed instead of accelerating as the year progressed, the broad U.S. stock market fell instead of soaring, "dot-com" changed from a magic potion to near-poison for investors, value stocks outpaced their growth counterparts, and bonds--the downtrodden asset class of 1999--provided the best returns.

     For stocks, the year started off looking a lot like 1999. In February, the U.S. economy reached its record-breaking ninth year of growth uninterrupted by a recession, and gross domestic product grew at an annual pace of 4.8% in the first quarter. In March, broad stock market indexes were pushed to all-time highs, fueled by the skyrocketing prices of growth stocks, particularly in the technology sector.

     Then came an abrupt reversal. The tech-dominated Nasdaq Composite Index fell -34% in the five weeks after its March high. And despite many interim rallies, the Nasdaq returned -38.7% for the 12 months, having fallen -51% from its peak in March to the year-end. The overall U.S. stock market, as measured by the Wilshire 5000 Total Market Index, returned -11.0% for the year--its first negative return since 1994 and its worst calendar-year performance since 1974.

     Several factors were at work in the markets. High energy prices raised the specter of inflation. And the Fed's series of interest rate boosts--implemented from June 1999 through May 2000 to counter inflationary pressures--began to have their intended effect. The pace of economic growth slowed as short-term interest rates, as measured by the yield of the 3-month U.S. Treasury bill, rose 57 basis points (0.57 percentage point) to 5.90% on December 31, 2000. By then the Fed was poised to reduce rates to keep the slowdown from turning into a recession.

2000 PERFORMANCE OVERVIEW

In 2000, the Vanguard Bond Index Funds once again met their investment objectives by performing in line with their target indexes. The funds also provided their best absolute results in five years.


YIELDS AND RETURNS

                                                            TOTAL RETURNS
                                 YIELDS AT                    YEAR ENDED
                                 YEAR-END                  DECEMBER 31, 2000
                             ----------------      ----------------------------
INDEX FUND                     1999    2000         INCOME     CAPITAL    TOTAL
-------------------------------------------------------------------------------
Total Bond Market             6.85%   6.67%           7.2%        4.2%    11.4%
Short-Term Bond               6.53    6.25            6.4         2.4      8.8
Intermediate-Term Bond        7.04    6.45            7.4         5.4     12.8
Long-Term Bond                7.15    6.48            7.5         9.1     16.6
-------------------------------------------------------------------------------

Institutional Shares
-------------------------------------------------------------------------------
Total Bond Market             6.95%   6.79%           7.3%        4.2%    11.5%

     As you would expect when interest rates are falling, our longer-term funds saw greater price increases during 2000 than our shorter-term funds. The Long-Term Bond Index Fund derived more of its 16.6% total return from capital appreciation than interest income: Its price increased 9.1% to $10.66 per share at the end of 2000. The net asset value of the Total Bond Market Index Fund, which maintains an intermediate-term average maturity, rose 4.2% to $9.96.

     As shown on the previous page, each fund's yield--the current rate of interest income it is producing--declined along with interest rates in 2000. This means that each dollar invested in one of the funds today earns less income than a dollar invested in the same fund a year ago. Bond price fluctuations tend to offset each other over long periods--say, a decade or more--leaving interest income as the primary determinant of a bond investment's total return. For that reason, current yields may be the best estimate of potential total returns that a long-term investor can expect. It should be noted, however, that current yields are not particularly useful in forecasting short-term total returns because price fluctuations can overwhelm income over short periods, as we saw in 2000.

     We note that choosing a bond or bond fund solely on the basis of current yield can lead fixed income investors to speculative bonds, whose high yields signal higher risk. The Vanguard Bond Index Funds do not purchase speculative bonds--a good thing for shareholders in 2000, as high-yield bonds were pummeled.

LONG-TERM PERFORMANCE OVERVIEW

Although stocks have been in the spotlight for the last decade, bonds have quietly provided solid returns that easily outpaced the 2.7% average annual rate of inflation. Shareholders in the Vanguard Bond Index Funds have participated fully in these results.

     The table below presents the average annual returns over the decade ended December 31, 2000, for the Total Bond Market Index Fund, our average peer, and our index benchmark. (A similar table for the other funds appears on the next page.) It also shows how hypothetical investments of $10,000 in each would have fared over the decade, assuming the reinvestment of income and capital gains distributions.


TOTAL RETURNS                                       TEN YEARS ENDED
                                                  DECEMBER 31, 2000


                                      AVERAGE        FINAL VALUE OF
                                       ANNUAL             A $10,000
                                       RETURN    INITIAL INVESTMENT
-------------------------------------------------------------------
TOTAL BOND MARKET INDEX FUND             7.8%             $  21,200
Average Intermediate
 Government Fund                         6.6                 19,021
Lehman Aggregate Bond Index              8.0                 21,503
-------------------------------------------------------------------

     As you can see, our fund's average return was 1.2 percentage points higher than the average annual return for intermediate-term U.S. government funds--a difference of more than 18 percent per year. Over time, compounding magnifies the wealth-creating power of this performance advantage: A $10,000 investment in our fund at the end of 1990 would have grown by $2,179 more than the same sum invested in our average peer. During the decade, we trailed the unmanaged Lehman Aggregate Bond Index by an average of 0.2 percentage point annually because of costs. As a theoretical construct, the index has no operating or transaction costs, both of which act as a drag on the returns of real-world investments, such as mutual funds.

     Although our other Bond Index Funds have shorter track records than that of our flagship fund, they are also compiling distinguished records. Indexing--driven by low operating and transaction costs--works across the bond market spectrum, as the adjacent table indicates. When these advantages are abetted by the skillful management of Vanguard's Fixed Income Group, it's a powerful combination.



TOTAL RETURNS                                   SINCE INCEPTION* THROUGH
                                                       DECEMBER 31, 2000


                                         AVERAGE          FINAL VALUE OF
                                          ANNUAL               A $10,000
                                          RETURN      INITIAL INVESTMENT
------------------------------------------------------------------------
SHORT-TERM BOND INDEX FUND                  6.2%            $     15,049
Average 1-5 Year Government Fund            5.2                   14,186
Lehman 1-5 Year Government/
 Credit Index                               6.2                   15,115
Lehman Aggregate Bond Index                 7.0                   15,880
------------------------------------------------------------------------
INTERMEDIATE-TERM BOND
 INDEX FUND                                 7.0%            $     15,889
Average Intermediate Government Fund        5.7                   14,566
Lehman 5-10 Year Government/
 Credit Index                               7.1                   15,931
Lehman Aggregate Bond Index                 7.0                   15,880
------------------------------------------------------------------------
LONG-TERM BOND INDEX FUND                   8.1%            $     16,991
Average General
 Government Fund                            5.6                   14,548
Lehman Long Government/
 Credit Index                               8.1                   17,038
Lehman Aggregate Bond Index                 7.0                   15,880
------------------------------------------------------------------------

                                                          FINAL VALUE OF
                                                           A $10,000,000
INSTITUTIONAL SHARES**                                INITIAL INVESTMENT
------------------------------------------------------------------------
TOTAL BOND MARKET INDEX FUND                7.0%            $ 14,298,012
Average Intermediate
 Government Fund                            5.8               13,500,256
Lehman Aggregate Bond Index                 7.0               14,298,911
------------------------------------------------------------------------
 *March 1, 1994, for the Short-, Intermediate-, and Long-Term Bond Index
  Funds;September 18, 1995, for the Institutional Shares of the Total Bond Market Index Fund.
**Minimum initial investment is $10 million.


     The market for fixed income securities is undergoing a dramatic transformation. While Treasury bonds accounted for nearly 30% of the U.S. bond market as of December 31, 2000, they may represent less than 20% of the market by the third quarter of 2001, according to a Lehman Brothers' forecast. As federal government budget surpluses grow, Treasuries could shrink to less than 10% of the market in just a few years. Corporate bonds and mortgage-backed securities are expected to take up the slack in Treasury issuance.

     Amid this market shift, the Vanguard Bond Index Funds offer investors a sensible way to capture as much of the return of investment-grade bonds as possible. They are broadly diversified and operate at low cost. In 2000, three of our four funds had an expense ratio of 0.21%, or $2.10 per $1,000 in assets-- a fraction of the 1.00% to 1.20% charged by its average competitor. The Total Bond Market Index Fund's expense ratio was 0.22%. (The Institutional Shares of the Total Bond Market Index Fund carried an expense ratio of just 0.10%.) Each fund is advised by the expert professionals in Vanguard's Fixed Income Group.

IN CLOSING

We recognize that an investment in the Vanguard Bond Index Funds reflects trust, and we thank all of our shareholders for putting their hard-earned money under our care.

     The year 2000 provided useful lessons for long-term investors. It highlighted the value of diversification and balance. And it reinforced the existence of investment risk. Risk is like a reef: It's not always evident, but it's always present. And like a reef, risk is particularly dangerous to those who let smooth sailing diminish their respect for it.

     As always, we believe a balanced portfolio that takes into account the inevitable risks of investing is the best way to reap the long-term rewards of the financial markets. Such a portfolio contains stock funds, bond funds, and short-term investments. Once you've plotted your course, we recommend that you stick with it.

Sincerely,



/S/ JOHN J. BRENNAN
[PHOTO OF JOHN J. BRENNAN]
JOHN J. BRENNAN
Chairman and Chief Executive Officer

JANUARY 19, 2001

FUND STATISTICS

                                                   NET ASSET VALUE
                                                      PER SHARE                 TWELVE MONTHS
                         AVERAGE                ---------------------     ----------------------     SEC CURRENT
                        MATURITY     AVERAGE    DEC. 31,     DEC. 31,         INCOME       TOTAL      ANNUALIZED
INDEX FUND               (YEARS)     QUALITY        1999         2000      DIVIDENDS      RETURN           YIELD
----------------------------------------------------------------------------------------------------------------
Total Bond Market            8.7         Aa1     $  9.56     $   9.96       $  0.648       11.4%           6.67%
Short-Term Bond              2.8         Aa2        9.73         9.96          0.601        8.8            6.25
Intermediate-Term
 Bond                        7.7         Aa2        9.51        10.02          0.654       12.8            6.45
Long-Term Bond              22.8         Aa1        9.77        10.66          0.679       16.6            6.48
----------------------------------------------------------------------------------------------------------------

Institutional Shares
----------------------------------------------------------------------------------------------------------------
Total Bond Market            8.7         Aa1     $  9.56     $   9.96       $  0.659       11.5%           6.79%
----------------------------------------------------------------------------------------------------------------

FUND PROFILE                                             AS OF DECEMBER 31, 2000
 FOR TOTAL BOND MARKET INDEX FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate with its unmanaged target index. Key terms are defined on page 12.


----------------------------------------------------------
FINANCIAL ATTRIBUTES
                                                    LEHMAN
                                         FUND       INDEX*
----------------------------------------------------------
Number of Issues                          807        6,121
Yield                                    6.7%         6.4%
Yield--Institutional Shares              6.8%         6.4%
Yield to Maturity                        6.6%         6.5%
Average Coupon                           7.3%         6.9%
Average Maturity                    8.7 years    8.4 years
Average Quality                           Aa1          Aaa
Average Duration                    4.6 years    4.6 years
Expense Ratio                           0.22%           --
Expense Ratio--Institutional Shares     0.10%           --
Cash Investments                         1.0%           --
----------------------------------------------------------


---------------------------------------------
DISTRIBUTION BY
 CREDIT QUALITY
 (% OF PORTFOLIO)

Treasury/Agency**                       60.5%
Aaa                                      3.4
Aa                                       5.2
A                                       15.0
Baa                                     14.7
Ba                                       1.2
B                                        0.0
Not Rated                                0.0
---------------------------------------------
Total                                  100.0%
---------------------------------------------


-----------------------------
DISTRIBUTION BY MATURITY
  (% OF PORTFOLIO)

Under 1 Year             2.6%
1-5 Years               37.3
5-10 Years              42.6
10-20 Years              5.3
20-30 Years             11.4
Over 30 Years            0.8
-----------------------------
Total                  100.0%
-----------------------------


-----------------------------------------
VOLATILITY MEASURES

                                   LEHMAN
                         FUND      INDEX*
-----------------------------------------
R-Squared                0.98        1.00
Beta                     1.00        1.00
-----------------------------------------


-----------------------------------------
DISTRIBUTION BY ISSUER
  (% OF PORTFOLIO)

Asset-Backed                         3.3%
Commercial Mortgage-Backed           0.0
Finance                             11.4
Foreign                              7.4
Government Mortgage-Backed          35.5
Industrial                          10.5
Treasury/Agency                     25.0
Utilities                            6.9
-----------------------------------------
Total                              100.0%
-----------------------------------------


---------------------------------------
INVESTMENT FOCUS

CREDIT QUALITY          TREASURY/AGENCY
AVERAGE MATURITY                 MEDIUM
---------------------------------------


 *Lehman Aggregate Bond Index.
**Includes government mortgage-backed bonds.

FUND PROFILE                                             AS OF DECEMBER 31, 2000
  FOR SHORT-TERM BOND INDEX FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to its unmanaged target index and a broad market index. Key terms are defined on page 12.


------------------------------------------------------------------
FINANCIAL ATTRIBUTES

                                              TARGET        LEHMAN
                                  FUND        INDEX*       INDEX**
------------------------------------------------------------------
Number of Issues                   277         2,003         6,121
Yield                             6.3%          5.9%          6.4%
Yield to Maturity                 6.2%          5.9%          6.5%
Average Coupon                    7.3%          6.6%          6.9%
Average Maturity             2.8 years     2.8 years     8.4 years
Average Quality                    Aa2           Aaa           Aaa
Average Duration             2.4 years     2.4 years     4.6 years
Expense Ratio                    0.21%            --            --
Cash Investments                  1.8%            --            --
------------------------------------------------------------------


---------------------------------
DISTRIBUTION BY
 CREDIT QUALITY
 (% OF PORTFOLIO)

Treasury/Agency             52.1%
Aaa                          4.2
Aa                           7.3
A                           16.6
Baa                         18.3
Ba                           1.5
B                            0.0
Not Rated                    0.0
---------------------------------
Total                      100.0%
---------------------------------

-----------------------------
DISTRIBUTION BY MATURITY
 (% OF PORTFOLIO)

Under 1 Year             2.5%
1-3 Years               52.9
3-5 Years               44.0
Over 5 Years             0.6
-----------------------------
Total                  100.0%
-----------------------------


---------------------------------------------------------------------
VOLATILITY MEASURES

                                     TARGET                    LEHMAN
                          FUND       INDEX*        FUND       INDEX**
---------------------------------------------------------------------
R-Squared                 0.99         1.00        0.86          1.00
Beta                      0.95         1.00        0.57          1.00
---------------------------------------------------------------------


-------------------------------------------
DISTRIBUTION BY ISSUER
 (% OF PORTFOLIO)

Asset-Backed                           4.1%
Commercial Mortgage-Backed             0.0
Finance                               15.5
Foreign                                9.2
Government Mortgage-Backed             0.0
Industrial                            10.7
Treasury/Agency                       52.1
Utilities                              8.4
-------------------------------------------
Total                                100.0%
-------------------------------------------


---------------------------------------
INVESTMENT FOCUS

CREDIT QUALITY          TREASURY/AGENCY
AVERAGE MATURITY                  SHORT
---------------------------------------


 *Lehman 1-5 Year Government/Credit Index.
**Lehman Aggregate Bond Index.

                                                           [PICTURE OF COMPUTER]
                                                               VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                               FUND INFORMATION.

FUND PROFILE                                             AS OF DECEMBER 31, 2000
 FOR INTERMEDIATE-TERM BOND INDEX FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to its unmanaged target index and a broad market index. Key terms are defined on page 12.


-----------------------------------------------------------------
FINANCIAL ATTRIBUTES

                                             TARGET        LEHMAN
                          FUND               INDEX*       INDEX**
-----------------------------------------------------------------
Number of Issues           213                1,393         6,121
Yield                     6.5%                 6.4%          6.4%
Yield to Maturity         6.4%                 6.5%          6.5%
Average Coupon            7.6%                 6.8%          6.9%
Average Maturity     7.7 years            7.6 years     8.4 years
Average Quality            Aa2                  Aa2           Aaa
Average Duration     5.5 years            5.5 years     4.6 years
Expense Ratio            0.21%                   --            --
Cash Investments          2.6%                   --            --
-----------------------------------------------------------------


------------------------------
DISTRIBUTION BY
 CREDIT QUALITY
 (% OF PORTFOLIO)

Treasury/Agency          45.3%
Aaa                       4.9
Aa                        7.0
A                        21.3
Baa                      21.1
Ba                        0.4
B                         0.0
Not Rated                 0.0
------------------------------
Total                   100.0%
------------------------------


------------------------------
DISTRIBUTION BY MATURITY
 (% OF PORTFOLIO)

Under 1 Year              0.6%
1-5 Years                 2.9
5-10 Years               94.1
10-20 Years               2.2
20-30 Years               0.1
Over 30 Years             0.1
------------------------------
Total                   100.0%
------------------------------


---------------------------------------------------------------------
VOLATILITY MEASURES

                                     TARGET                    LEHMAN
                          FUND       INDEX*        FUND       INDEX**
---------------------------------------------------------------------
R-Squared                 0.98         1.00        0.96          1.00
Beta                      1.00         1.00        1.38          1.00
---------------------------------------------------------------------


-------------------------------------------
DISTRIBUTION BY ISSUER
 (% OF PORTFOLIO)

Asset-Backed                           1.8%
Commercial Mortgage-Backed             0.0
Finance                               16.2
Foreign                               11.3
Government Mortgage-Backed             0.0
Industrial                            16.4
Treasury/Agency                       45.3
Utilities                              9.0
-------------------------------------------
Total                                100.0%
-------------------------------------------


---------------------------------------
INVESTMENT FOCUS

CREDIT QUALITY          TREASURY/AGENCY
AVERAGE MATURITY                 MEDIUM
---------------------------------------


*Lehman 5-10 Year Government/Credit Index.
**Lehman Aggregate Bond Index.

FUND PROFILE                                             AS OF DECEMBER 31, 2000
 FOR LONG-TERM BOND INDEX FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to its unmanaged target index and a broad market index. Key terms are defined on page 12.


----------------------------------------------------------------------
FINANCIAL ATTRIBUTES
                                               TARGET           LEHMAN
                                  FUND         INDEX*          INDEX**
----------------------------------------------------------------------
Number of Issues                   209          1,417            6,121
Yield                             6.5%           6.5%             6.4%
Yield to Maturity                 6.5%           6.6%             6.5%
Average Coupon                    8.2%           7.5%             6.9%
Average Maturity            22.8 years     22.4 years        8.4 years
Average Quality                    Aa1            Aa1              Aaa
Average Duration            10.4 years     10.4 years        4.6 years
Expense Ratio                    0.21%             --               --
Cash Investments                  1.7%             --               --
----------------------------------------------------------------------


-----------------------------
DISTRIBUTION BY
 CREDIT QUALITY
 (% OF PORTFOLIO)

Treasury/Agency         61.9%
Aaa                      0.4
Aa                       5.4
A                       16.0
Baa                     16.0
Ba                       0.3
B                        0.0
Not Rated                0.0
-----------------------------
Total                  100.0%
-----------------------------


-----------------------------
DISTRIBUTION BY MATURITY
 (% OF PORTFOLIO)

Under 1 Year             0.1%
1-5 Years                1.5
5-10 Years               3.9
10-20 Years             31.7
20-30 Years             58.5
Over 30 Years            4.3
-----------------------------
Total                  100.0%
-----------------------------


--------------------------------------------------------------------
VOLATILITY MEASURES

                                    TARGET                    LEHMAN
                         FUND       INDEX*        FUND       INDEX**
--------------------------------------------------------------------
R-Squared                0.98         1.00        0.85          1.00
Beta                     1.02         1.00        1.81          1.00
--------------------------------------------------------------------


------------------------------------------
DISTRIBUTION BY ISSUER
 (% OF PORTFOLIO)

Asset-Backed                          0.1%
Commercial Mortgage-Backed            0.0
Finance                               5.7
Foreign                              11.7
Government Mortgage-Backed            0.0
Industrial                           14.4
Treasury/Agency                      61.9
Utilities                             6.2
------------------------------------------
Total                               100.0%
------------------------------------------


-------------------------------------------
INVESTMENT FOCUS


CREDIT QUALITY              TREASURY/AGENCY
AVERAGE MATURITY                       LONG
-------------------------------------------

                                                            [PICTURE OF COMPUTER
                                                               VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                               FUND INFORMATION.


 *Lehman Long Government/Credit Index.
**Lehman Aggregate Bond Index.

GLOSSARY
 OF INVESTMENT TERMS

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.
--------------------------------------------------------------------------------
AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.
--------------------------------------------------------------------------------
AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.
--------------------------------------------------------------------------------
AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.
--------------------------------------------------------------------------------
BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the fund's target index and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the index rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond investment.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by the fund's target index and by an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.
--------------------------------------------------------------------------------
YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY
 FOR TOTAL BOND MARKET INDEX FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

--------------------------------------------------------   --------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                                                    DECEMBER 31, 1990-DECEMBER 31, 2000
--------------------------------------------------------   --------------------------------------------------------
                      TOTAL BOND MARKET                                                TOTAL BOND MARKET
                        INDEX FUND             LEHMAN*                                   INDEX FUND         LEHMAN*
FISCAL       CAPITAL      INCOME       TOTAL     TOTAL      FISCAL       CAPITAL      INCOME       TOTAL      TOTAL
YEAR          RETURN      RETURN      RETURN    RETURN      YEAR          RETURN      RETURN      RETURN     RETURN
--------------------------------------------------------   --------------------------------------------------------
1991            6.4%        8.8%       15.2%     16.0%        1996         -3.0%        6.6%        3.6%       3.6%
1992           -0.2         7.3         7.1       7.4         1997          2.5         6.9         9.4        9.7
1993            3.0         6.7         9.7       9.8         1998          2.2         6.4         8.6        8.7
1994           -8.8         6.1        -2.7      -2.9         1999         -6.8         6.0        -0.8       -0.8
1995           10.6         7.6        18.2      18.5         2000          4.2         7.2        11.4       11.6
-------------------------------------------------------------------------------------------------------------------

*Lehman Aggregate Bond Index.
See Financial Highlights table on page 57 for dividend and capital gains information for the past five years.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE                       DECEMBER 31, 1990-DECEMBER 31, 2000

                                                               AVERAGE
          TOTAL BOND          INTERMEDIATE                      LEHMAN
              MARKET            GOVERNMENT                   AGGREGATE
         INDEX FUND*                FUND**                  BOND INDEX

199012         10000                 10000                        10000
199103         10261                 10185                        10280
199106         10426                 10333                        10447
199109         10996                 10887                        11040
199112         11525                 11439                        11600
199203         11378                 11204                        11452
199206         11823                 11655                        11913
199209         12321                 12188                        12422
199212         12348                 12133                        12458
199303         12862                 12552                        12974
199306         13209                 12833                        13316
199309         13568                 13164                        13662
199312         13543                 13136                        13673
199403         13177                 12763                        13281
199406         13044                 12593                        13143
199409         13111                 12671                        13222
199412         13183                 12647                        13274
199503         13818                 13177                        13944
199506         14648                 13850                        14792
199509         14923                 14107                        15081
199512         15580                 14630                        15726
199603         15283                 14339                        15447
199606         15375                 14370                        15535
199609         15650                 14639                        15820
199612         16138                 15022                        16296
199703         16038                 14894                        16205
199706         16610                 15359                        16801
199709         17175                 15835                        17356
199712         17662                 16236                        17869
199803         17937                 16419                        18148
199806         18359                 16749                        18572
199809         19117                 17503                        19354
199812         19177                 17483                        19422
199903         19095                 17312                        19326
199906         18908                 17134                        19157
199909         19056                 17247                        19283
199912         19032                 17189                        19263
200003         19492                 17480                        19688
200006         19781                 17739                        20032
200009         20388                 18237                        20630
200012         21200                 19021                        21503
--------------------------------------------------------------------------------
                                   AVERAGE ANNUAL TOTAL RETURNS
                                 PERIODS ENDED DECEMBER 31, 2000     FINAL VALUE
                               -----------------------------------  OF A $10,000
                                1 YEAR       5 YEARS      10 YEARS    INVESTMENT
--------------------------------------------------------------------------------
Total Bond Market
 Index Fund*                    11.39%         6.35%         7.80%      $ 21,200
Average Intermediate
 Government Fund**              10.66          5.39          6.64         19,021
Lehman Aggregate
 Bond Index                     11.63          6.46          7.96         21,503
--------------------------------------------------------------------------------
 *Total return  figures do not reflect the $10 annual  account  maintenance  fee applied on balances under $10,000.
**Derived from data provided by Lipper Inc.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY
 FOR TOTAL BOND MARKET INDEX FUND INSTITUTIONAL SHARES

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

----------------------------------------------------    ---------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                                           SEPTEMBER 18, 1995-DECEMBER 31, 2000
----------------------------------------------------    ---------------------------------------------------
              TOTAL BOND MARKET INDEX FUND                          TOTAL BOND MARKET INDEX FUND
                  INSTITUTIONAL SHARES      LEHMAN*                 INSTITUTIONAL SHARES            LEHMAN*
FISCAL    CAPITAL       INCOME      TOTAL     TOTAL     FISCAL    CAPITAL       INCOME      TOTAL     TOTAL
YEAR       RETURN       RETURN     RETURN    RETURN     YEAR       RETURN       RETURN     RETURN    RETURN
---------------------------------------------------     ---------------------------------------------------
1995         2.7%         1.8%       4.5%      4.4%     1998         2.2%         6.5%       8.7%      8.7%
1996        -3.0          6.7        3.7       3.6      1999        -6.8          6.1       -0.7      -0.8
1997         2.5          7.1        9.6       9.7      2000         4.2          7.3       11.5      11.6
-----------------------------------------------------------------------------------------------------------

*Lehman Aggregate Bond Index.
See Financial Highlights table on page 58 for dividend and capital gains information for the past five years.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE                      SEPTEMBER 18, 1995-DECEMBER 31, 2000


                 TOTAL BOND
               MARKET INDEX
                       FUND              AVERAGE            LEHMAN
              INSTITUTIONAL         INTERMEDIATE         AGGREGATE
                     SHARES     GOVERNMENT FUND*        BOND INDEX

9/19/1999          10000000             10000000          10000000
   199509          10009145             10009145          10009145
   199512          10452849             10383487          10435534
   199603          10256352             10205324          10250365
   199606          10320662             10238831          10310151
   199609          10507702             10386490          10499593
   199612          10837942             10672248          10815527
   199703          10773716             10616721          10755184
   199706          11160477             10943263          11150428
   199709          11542845             11235066          11519103
   199712          11873019             11534566          11859226
   199803          12061236             11703873          12044730
   199806          12348362             11933628          12325683
   199809          12861741             12418118          12844952
   199812          12905361             12420421          12889792
   199903          12852732             12340564          12826433
   199906          12730171             12208101          12713942
   199909          12833502             12236814          12797426
   199912          12820542             12211758          12784096
   200003          13134332             12460267          13066287
   200006          13333108             12639047          13294969
   200009          13746391             12939207          13691966
   200012          14298012           13,500,256        14,298,911
--------------------------------------------------------------------------------
                                AVERAGE ANNUAL TOTAL RETURNS
                               PERIODS ENDED DECEMBER 31, 2000
                            ------------------------------------- FINAL VALUE OF
                                                            SINCE  A $10,000,000
                              1 YEAR      5 YEARS       INCEPTION     INVESTMENT
--------------------------------------------------------------------------------
Total Bond Market Index Fund
 Institutional Shares         11.52%        6.47%           7.00%   $ 14,298,012
Average Intermediate
 Government Fund*             10.66         5.39            5.84      13,500,256
Lehman Aggregate Bond Index   11.63         6.46            7.00      14,298,911
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY
 FOR SHORT-TERM BOND INDEX FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

-------------------------------------------------     -------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                                            MARCH 1, 1994-DECEMBER 31, 2000
-------------------------------------------------     -------------------------------------------------
           SHORT-TERM BOND INDEX FUND    LEHMAN*                  SHORT-TERM BOND INDEX FUND    LEHMAN*
FISCAL   CAPITAL      INCOME     TOTAL     TOTAL       FISCAL   CAPITAL      INCOME     TOTAL     TOTAL
YEAR      RETURN      RETURN    RETURN    RETURN       YEAR      RETURN      RETURN    RETURN    RETURN
-------------------------------------------------      ------------------------------------------------
1994       -5.0%        4.6%     -0.4%     -0.2%       1998        1.7%        5.9%      7.6%      7.6%
1995        6.0         6.9      12.9      12.9        1999       -3.3         5.4       2.1       2.1
1996       -1.5         6.0       4.5       4.7        2000        2.4         6.4       8.8       8.9
1997        0.8         6.2       7.0       7.1
-------------------------------------------------------------------------------------------------------

*Lehman 1-5 Year Government/Credit Index.
See Financial Highlights table on page 58 for dividend and capital gains information for the past fiv years
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE                           MARCH 1, 1994-DECEMBER 31, 2000

                                   AVERAGE              LEHMAN
              SHORT-TERM          1-5 YEAR            1-5 YEAR          LEHMAN
              BOND INDEX        GOVERNMENT   GOVERNMENT/CREDIT       AGGREGATE
             INDEX FUND*            FUND**               INDEX      BOND INDEX

 3/2/1998          10000             10000               10000           10000
   199403           9933              9933                9935            9933
   199406           9904              9846                9905            9831
   199409           9985              9916                9995            9891
   199412           9963              9887                9979            9928
   199503          10357             10221               10365           10429
   199506          10763             10564               10780           11064
   199509          10934             10720               10945           11280
   199512          11247             11000               11264           11762
   199603          11233             10987               11254           11553
   199606          11331             11040               11352           11619
   199609          11514             11210               11549           11832
   199612          11758             11423               11790           12188
   199703          11802             11487               11829           12120
   199706          12091             11726               12127           12566
   199709          12361             11957               12405           12981
   199712          12585             12148               12630           13365
   199803          12774             12329               12820           13574
   199806          12986             12494               13035           13890
   199809          13464             12869               13523           14475
   199812          13545             12909               13594           14526
   199903          13593             12980               13647           14455
   199906          13623             12955               13677           14328
   199909          13770             13059               13830           14422
   199912          13827             13101               13878           14407
   200003          14019             13290               14057           14725
   200006          14248             13490               14299           14983
   200009          14636             13778               14674           15430
   200012          15049             14186               15115          15,880
--------------------------------------------------------------------------------
                                 AVERAGE ANNUAL TOTAL RETURNS
                               PERIODS ENDED DECEMBER 31, 2000
                           --------------------------------------    FINAL VALUE
                                                           SINCE    OF A $10,000
                            1 YEAR       5 YEARS        INCEPTION     INVESTMENT
--------------------------------------------------------------------------------
Short-Term Bond
 Index Fund*                 8.84%         6.00%            6.16%       $ 15,049
Average 1-5 Year
 Government Fund**           8.28          5.22             5.25          14,186
Lehman 1-5 Year
 Government/Credit Index     8.91          6.06             6.23          15,115
Lehman Aggregate
 Bond Index                 11.63          6.46             7.00          15,880
--------------------------------------------------------------------------------
 *Total return  figures do not reflect the $10 annual  account  maintenance  fee applied on balances under $10,000.
**Derived from data provided by Lipper Inc.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY
 FOR INTERMEDIATE-TERM BOND INDEX FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

-------------------------------------------------------     -----------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                                                            MARCH 1, 1994-DECEMBER 31, 2000

-------------------------------------------------------     -----------------------------------------------------------
                   INTERMEDIATE-TERM BOND                                          INTERMEDIATE-TERM BOND
                       INDEX FUND               LEHMAN*                                INDEX FUND               LEHMAN*
FISCAL       CAPITAL     INCOME     TOTAL         TOTAL         FISCAL       CAPITAL     INCOME       TOTAL       TOTAL
YEAR          RETURN     RETURN    RETURN        RETURN         YEAR          RETURN     RETURN      RETURN      RETURN
-------------------------------------------------------     -----------------------------------------------------------
1994           -8.2%       5.3%       -2.9%       -2.9%         1998            3.5%       6.6%       10.1%       10.1%
1995           13.3        7.8        21.1        21.4          1999           -9.0        6.0        -3.0        -2.9
1996           -3.9        6.5         2.6         2.7          2000            5.4        7.4        12.8        12.4
1997            2.4        7.0         9.4         9.4
-----------------------------------------------------------------------------------------------------------------------

*Lehman 5-10 Year Government/Credit Index.
See Financial Highlights table on page 59 for dividend and capital gains information for the past five years.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE                           MARCH 1, 1994-DECEMBER 31, 2000

                                AVERAGE          LEHMAN
         INTERMEDIATE-     INTERMEDIATE       5-10 YEAR          LEHMAN
             TERM BOND       GOVERNMENT     GOVERNMENT/       AGGREGATE
           INDEX FUND*           FUND**    CREDIT INDEX      BOND INDEX

3/2/1998         10000            10000           10000           10000
  199403          9790             9790            9771            9790
  199406          9663             9665            9648            9689
  199409          9704             9701            9704            9747
  199412          9712             9685            9707            9784
  199503         10242            10107           10256           10278
  199506         10996            10625           11022           10903
  199509         11199            10799           11239           11116
  199512         11759            11204           11787           11591
  199603         11462            10998           11494           11386
  199606         11473            11024           11509           11451
  199609         11680            11206           11727           11661
  199612         12059            11504           12104           12012
  199703         11929            11424           11970           11945
  199706         12382            11783           12437           12384
  199709         12829            12122           12886           12794
  199712         13193            12433           13246           13171
  199803         13412            12594           13465           13377
  199806         13730            12849           13780           13689
  199809         14569            13398           14622           14266
  199812         14525            13388           14589           14316
  199903         14333            13279           14396           14245
  199906         14103            13145           14171           14121
  199909         14167            13202           14249           14213
  199912         14088            13163           14169           14198
  200003         14419            13407           14437           14512
  200006         14593            13609           14677           14766
  200009         15110            13960           15178           15207
  200012         15889            14566           15931          15,880
--------------------------------------------------------------------------------
                                AVERAGE ANNUAL TOTAL RETURNS
                              PERIODS ENDED DECEMBER 31, 2000
                            ----------------------------------       FINAL VALUE
                                                         SINCE      OF A $10,000
                             1 YEAR      5 YEARS     INCEPTION        INVESTMENT
--------------------------------------------------------------------------------
Intermediate-Term Bond
 Index Fund*                 12.78%        6.21%         7.01%          $ 15,889
Average Intermediate
 Government Fund**           10.66         5.39          5.66             14,566
Lehman 5-10 Year
 Government/Credit Index     12.44         6.21          7.05             15,931
Lehman Aggregate
 Bond Index                  11.63         6.46          7.00             15,880
--------------------------------------------------------------------------------
 *Total  return  figures do not reflect the $10 annual account  maintenance  fee applied on balances under $10,000.
**Derived from data provided by Lipper Inc.
--------------------------------------------------------------------------------


PERFORMANCE SUMMARY
 FOR LONG-TERM BOND INDEX FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

-------------------------------------------------------       -------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                                                    MARCH 1, 1994-DECEMBER 31, 2000
-------------------------------------------------------       -------------------------------------------------
                 LONG-TERM BOND INDEX FUND      LEHMAN*                  LONG-TERM BOND INDEX FUND      LEHMAN*
FISCAL         CAPITAL     INCOME     TOTAL       TOTAL       FISCAL     CAPITAL     INCOME     TOTAL     TOTAL
YEAR            RETURN     RETURN    RETURN      RETURN       YEAR        RETURN     RETURN    RETURN    RETURN
-------------------------------------------------------       -------------------------------------------------
1994            -10.4%       5.9%     -4.5%       -4.6%       1998          5.5%       6.5%     12.0%     11.8%
1995             21.0        8.7      29.7        30.0        1999        -13.5        5.6      -7.9      -7.7
1996             -6.8        6.5      -0.3         0.1        2000          9.1        7.5      16.6      16.2
1997              6.9        7.4      14.3        14.5
---------------------------------------------------------------------------------------------------------------

*Lehman Long Government/Credit Index.
See Financial Highlights table on page 59 for dividend and capital gains information for the past five years.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE                           MARCH 1, 1994-DECEMBER 31, 2000

                                  AVERAGE             LEHMAN
                  LONG-           GENERAL               LONG            LEHMAN
              TERM BOND        GOVERNMENT        GOVERNMENT/         AGGREGATE
            INDEX FUND*            FUND**       CREDIT INDEX        BOND INDEX

3/2/1998          10000             10000              10000             10000
  199403           9706              9706               9683              9790
  199406           9438              9532               9411              9689
  199409           9391              9535               9377              9747
  199412           9547              9560               9535              9784
  199503          10160              9992              10164             10278
  199506          11203             10569              11225             10903
  199509          11486             10755              11514             11116
  199512          12384             11217              12391             11591
  199603          11620             10920              11641             11386
  199606          11608             10937              11649             11451
  199609          11799             11104              11848             11661
  199612          12352             11410              12408             12012
  199703          12003             11300              12061             11945
  199706          12642             11704              12720             12384
  199709          13356             12071              13427             12794
  199712          14118             12419              14210             13171
  199803          14307             12595              14415             13377
  199806          14945             12894              15025             13689
  199809          15855             13476              15917             14266
  199812          15809             13421              15882             14316
  199903          15277             13261              15349             14245
  199906          14841             13085              14937             14121
  199909          14793             13117              14889             14213
  199912          14568             13016              14667             14198
  200003          15436             13360              15487             14512
  200006          15498             13556              15626             14766
  200009          15993             13920              16071             15207
  200012          16991             14548              17038            15,880
--------------------------------------------------------------------------------
                                     AVERAGE ANNUAL TOTAL RETURNS
                                   PERIODS ENDED DECEMBER 31, 2000
                                 ----------------------------------  FINAL VALUE
                                                             SINCE  OF A $10,000
                                   1 YEAR      5 YEARS   INCEPTION    INVESTMENT
--------------------------------------------------------------------------------
Long-Term Bond Index Fund*         16.64%        6.53%       8.06%      $ 16,991
Average General Government
 Fund**                            11.77         5.34        5.64         14,548
Lehman Long Government/
 Credit Index                      16.16         6.58        8.11         17,038
Lehman Aggregate Bond
 Index                             11.63         6.46        7.00         15,880
--------------------------------------------------------------------------------
 *Total  return  figures do not reflect the $10 annual  account maintenance  fee applied on balances under $10,000.
**Derived from data provided by Lipper Inc.
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS
  DECEMBER 31, 2000

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by bond type (U.S. government and agency issues, corporate bonds, foreign bonds, etc.); corporate bonds are further classified by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets of each fund, you will find a table displaying the composition of the fund's net assets. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.


----------------------------------------------------------------------------------------------------------------------
                                                                                              FACE              MARKET
                                                                     MATURITY               AMOUNT              VALUE*
TOTAL BOND MARKET INDEX FUND                   COUPON                    DATE                (000)               (000)
----------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (60.0%)
----------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (17.9%)
Private Export Funding Corp.                    7.20%               1/15/2010        $      52,000       $      56,049
Private Export Funding Corp.                    8.40%               7/31/2001                  225                 228
U.S. Treasury Bond                             6.125%               8/15/2029                  350                 381
U.S. Treasury Bond                             6.375%               8/15/2027                  200                 222
U.S. Treasury Bond                             6.625%               2/15/2027               85,840              97,992
U.S. Treasury Bond                              6.75%               8/15/2026              157,575             182,120
U.S. Treasury Bond                             7.125%               2/15/2023                5,415               6,451
U.S. Treasury Bond                              7.25%               5/15/2016                  650                 766
U.S. Treasury Bond                              7.50%              11/15/2024(3)            36,525              45,582
U.S. Treasury Bond                             7.625%              11/15/2022              194,875             244,280
U.S. Treasury Bond                             7.875%               2/15/2021               10,357              13,191
U.S. Treasury Bond                              8.00%              11/15/2021               77,400             100,132
U.S. Treasury Bond                             8.125%     8/15/2019-8/15/2021              339,660             441,961
U.S. Treasury Bond                              8.50%               2/15/2020                4,570               6,130
U.S. Treasury Bond                              8.75%     5/15/2017-8/15/2020(3)           128,840             176,668
U.S. Treasury Bond                             8.875%     8/15/2017-2/15/2019               35,435              48,202
U.S. Treasury Bond                             9.125%               5/15/2018                1,815               2,533
U.S. Treasury Bond                              9.25%               2/15/2016                  485                 670
U.S. Treasury Bond                             9.375%               2/15/2006                1,850               2,201
U.S. Treasury Bond                             9.875%              11/15/2015               10,340              14,902
U.S. Treasury Bond                             10.00%               5/15/2010               29,275              34,542
U.S. Treasury Bond                            10.375%   11/15/2009-11/15/2012              228,720             271,313
U.S. Treasury Bond                            10.625%               8/15/2015                7,725              11,683
U.S. Treasury Bond                             10.75%     5/15/2003-8/15/2005               42,810              51,439

----------------------------------------------------------------------------------------------------------------------
                                                                                              FACE              MARKET
                                                                     MATURITY               AMOUNT              VALUE*
                                               COUPON                    DATE                (000)               (000)
----------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bond                             11.25%               2/15/2015        $       4,100       $       6,412
U.S. Treasury Bond                             11.75%              11/15/2014                  900               1,305
U.S. Treasury Bond                             12.00%               8/15/2013                  350                 495
U.S. Treasury Bond                             12.75%              11/15/2010               74,380              97,747
U.S. Treasury Bond                             13.25%               5/15/2014                3,000               4,589
U.S. Treasury Bond                             14.00%              11/15/2011                3,420               4,900
U.S. Treasury Note                              4.75%              11/15/2008                  165                 161
U.S. Treasury Note                             5.625%    12/31/2002-5/15/2008(3)            73,250              73,962
U.S. Treasury Note                              5.75%    11/30/2002-8/15/2003               42,760              43,179
U.S. Treasury Note                             5.875%   11/30/2001-11/15/2004(3)             8,655               8,769
U.S. Treasury Note                              6.00%               8/15/2009(3)           176,905             186,714
U.S. Treasury Note                             6.125%    12/31/2001-8/15/2007(3)            97,835             102,835
U.S. Treasury Note                              6.25%     1/31/2002-2/15/2007(3)             6,585               6,708
U.S. Treasury Note                              6.50%     5/15/2005-2/15/2010(3)            53,975              57,626
U.S. Treasury Note                             6.625%     4/30/2002-5/15/2007(3)           250,075             254,626
U.S. Treasury Note                              7.00%               7/15/2006                3,455               3,760
U.S. Treasury Note                              7.50%    11/15/2001-2/15/2005              148,000             150,540
                                                                                                         -------------
                                                                                                         $   2,813,966
                                                                                                         -------------
AGENCY BONDS & NOTES (6.9%)
Federal Farm Credit Bank                        4.80%               11/6/2003        $      34,120       $      33,397
Federal Farm Credit Bank                        5.75%                9/1/2005                  700                 698
Federal Home Loan Bank                         5.575%                9/2/2003               64,000              63,935
Federal Home Loan Bank                         5.675%               8/18/2003               51,450              51,523
Federal Home Loan Bank                          5.79%               4/27/2009                  900                 885
Federal Home Loan Bank                         5.865%                9/2/2008               55,420              55,172
Federal Home Loan Bank                         5.875%               9/17/2001                2,350               2,349
Federal Home Loan Bank                          5.88%              11/25/2008               15,300              14,704
Federal Home Loan Bank                          6.50%    8/15/2007-11/13/2009               42,560              43,898
Federal Home Loan Bank                         7.625%               5/14/2010(3)            95,700             106,045
Federal Home Loan Bank                          7.78%              10/19/2001                  500                 507
Federal Home Loan Mortgage Corp.                5.50%               5/15/2002                1,300               1,297
Federal Home Loan Mortgage Corp.                5.63%               1/10/2003                  625                 625
Federal Home Loan Mortgage Corp.                5.75%               6/15/2001                1,688               1,685
Federal Home Loan Mortgage Corp.                6.45%               4/29/2009               23,000              22,496
Federal Home Loan Mortgage Corp.               6.625%               9/15/2009                1,400               1,455
Federal Home Loan Mortgage Corp.               6.875%               1/15/2005               74,500              77,535
Federal Home Loan Mortgage Corp.                7.00%     2/15/2003-7/15/2005              165,305             173,448
Federal Home Loan Mortgage Corp.                7.09%                6/1/2005                4,400               4,401
Federal National Mortgage Assn.                 5.25%               1/15/2003                  750                 745
Federal National Mortgage Assn.                 5.64%              12/10/2008               25,000              23,742
Federal National Mortgage Assn.                 5.75%     4/15/2003-2/15/2008               34,270              34,320
Federal National Mortgage Assn.                 5.90%                7/9/2003               41,345              41,123
Federal National Mortgage Assn.                 5.91%               8/25/2003               18,450              18,581
Federal National Mortgage Assn.                 5.96%               4/23/2003                7,900               7,871
Federal National Mortgage Assn.                 5.97%                7/3/2003               26,390              26,264
Federal National Mortgage Assn.                 6.00%               5/15/2008                  910                 913
Federal National Mortgage Assn.                 6.09%               2/20/2009               51,730              49,897
Federal National Mortgage Assn.                 6.18%               2/19/2009               11,000              10,652
Federal National Mortgage Assn.                6.375%               6/15/2009                1,700               1,739
Federal National Mortgage Assn.                 6.40%               5/14/2009(3)            67,300              66,515
Federal National Mortgage Assn.                 6.50%     8/15/2004-4/29/2009                3,760               3,812
Federal National Mortgage Assn.                 6.50%                3/1/2029                  569                 561
Federal National Mortgage Assn.                 6.56%               4/23/2008(3)            55,000              54,355

----------------------------------------------------------------------------------------------------------------------
                                                                                              FACE              MARKET
                                                                     MATURITY               AMOUNT              VALUE*
TOTAL BOND MARKET INDEX FUND                   COUPON                    DATE                (000)               (000)
----------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.                 6.59%               5/16/2002        $       1,500       $       1,517
Federal National Mortgage Assn.                6.625%               9/15/2009                  185                 192
Federal National Mortgage Assn.                7.125%     2/15/2005-1/15/2030                1,110               1,221
Federal National Mortgage Assn.                 7.25%     1/15/2010-5/15/2030                4,166               4,700
Federal National Mortgage Assn.                 7.50%               2/11/2002                2,500               2,547
Federal National Mortgage Assn.                 7.50%                9/1/2029                  145                 147
Federal National Mortgage Assn.                 7.55%               4/22/2002                3,000               3,068
Federal National Mortgage Assn.                 8.00%                6/1/2030                  689                 705
Federal National Mortgage Assn.                 8.50%                9/1/2030                  113                 116
Government Trust Certificate                   9.625%               5/15/2002                   50                  51
Resolution Funding Corp.                       8.125%              10/15/2019                  550                 699
Resolution Funding Corp.                       8.625%               1/15/2030                  110                 156
Resolution Funding Corp.                       8.875%               7/15/2020                  280                 384
Small Business Administration
  Variable Rate Interest Only Custodial
   Receipts                                    2.719%               7/15/2017                6,443                 274
Tennessee Valley Auth.                         5.375%              11/13/2008               32,400              31,209
Tennessee Valley Auth.                         6.235%               7/15/2045                  800                 802
Tennessee Valley Auth.                         7.125%                5/1/2030               36,000              40,279
                                                                                                         -------------
                                                                                                         $   1,085,212
                                                                                                         -------------
MORTGAGE-BACKED SECURITIES (35.2%)
Federal Home Loan Mortgage Corp.                5.50%      3/1/2001-12/1/2028(1)            44,727              43,484
Federal Home Loan Mortgage Corp.                6.00%      2/1/2001-12/1/2029(1)           519,057             507,638
Federal Home Loan Mortgage Corp.                6.50%       2/1/2001-8/1/2029(1)           904,405             895,782
Federal Home Loan Mortgage Corp.                7.00%       8/1/2001-8/1/2030(1)           586,851             589,872
Federal Home Loan Mortgage Corp.                7.50%       8/1/2003-1/1/2030(1)           241,152             245,554
Federal Home Loan Mortgage Corp.                8.00%      5/1/2002-11/1/2029(1)           112,784             115,692
Federal Home Loan Mortgage Corp.                8.50%      9/1/2001-11/1/2030(1)            29,276              30,226
Federal Home Loan Mortgage Corp.                9.00%       8/1/2001-9/1/2030(1)            22,164              22,904
Federal Home Loan Mortgage Corp.                9.50%       4/1/2016-6/1/2025(1)             3,599               3,743
Federal Home Loan Mortgage Corp.               10.00%       7/1/2009-4/1/2025(1)               727                 758
Federal Home Loan Mortgage Corp.               10.50%      1/1/2001-12/1/2015(1)                49                  50
Federal Home Loan Mortgage Corp.               11.25%                8/1/2014(1)                 9                   9
Federal Housing Administration Project          7.43%               10/1/2020(1)               451                 474
Federal National Mortgage Assn.                 5.50%       1/1/2001-2/1/2029(1)             4,599               4,384
Federal National Mortgage Assn.                 6.00%       1/1/2001-1/1/2030(1)           291,003             283,705
Federal National Mortgage Assn.                 6.50%       5/1/2001-1/1/2031(1)           393,385             389,093
Federal National Mortgage Assn.                 7.00%      9/1/2001-12/1/2030(1)           372,415             373,535
Federal National Mortgage Assn.                 7.50%      7/1/2001-12/1/2030(1)           427,375             433,485
Federal National Mortgage Assn.                 8.00%      5/1/2002-12/1/2030(1)           183,553             187,891
Federal National Mortgage Assn.                 8.50%      4/1/2006-12/1/2030(1)            46,107              47,428
Federal National Mortgage Assn.                 9.00%       9/1/2003-8/1/2030(1)             7,288               7,525
Federal National Mortgage Assn.                 9.50%     10/1/2001-11/1/2025(1)             7,447               7,734
Federal National Mortgage Assn.                10.00%       8/1/2005-6/1/2022(1)               929                 964
Federal National Mortgage Assn.                10.50%      11/1/2001-8/1/2020(1)               277                 289
Government National Mortgage Assn.              5.50%    12/15/2028-1/15/2029(1)             3,032               2,866
Government National Mortgage Assn.              6.00%      3/1/2009-7/15/2029(1)           104,407             101,723
Government National Mortgage Assn.              6.50%    10/15/2007-8/15/2029(1)           299,806             297,107
Government National Mortgage Assn.              7.00%    11/1/2007-12/15/2030(1)           339,240             341,301
Government National Mortgage Assn.              7.50%    2/15/2007-12/15/2030(1)           270,005             274,776
Government National Mortgage Assn.              8.00%   11/15/2001-12/15/2030(1)           205,456             210,786
Government National Mortgage Assn.              8.50%    5/15/2010-11/15/2030(1)            55,958              57,692
Government National Mortgage Assn.              9.00%    8/15/2001-11/15/2030(1)            42,926              44,572
Government National Mortgage Assn.              9.50%      1/1/2004-9/15/2025(1)             9,549              10,002

----------------------------------------------------------------------------------------------------------------------
                                                                                              FACE              MARKET
                                                                     MATURITY               AMOUNT              VALUE*
                                               COUPON                    DATE                (000)               (000)
----------------------------------------------------------------------------------------------------------------------
Government National Mortgage Assn.             10.00%     9/15/2003-8/15/2025(1)     $       1,838       $       1,935
Government National Mortgage Assn.             10.50%     7/15/2015-1/15/2021(1)             1,157               1,241
Government National Mortgage Assn.             11.50%    3/15/2010-11/15/2017(1)               225                 244
Resolution Trust Corp. Collateralized
  Mortgage Obligations                         10.35%               8/25/2021(1)               406                 406
                                                                                                         -------------
                                                                                                         $   5,536,870
                                                                                                         -------------
----------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (COST $9,172,623)                                                                                      $   9,436,048
----------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (31.7%)
----------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (3.2%)
Advanta Mortgage Loan Trust                     6.21%              11/25/2016(1)     $      32,000       $      31,738
American Express Credit Card Master Trust       6.40%               9/15/2002(1)            17,250              17,387
ARG Funding Corp.                               5.88%                3/6/2002(1)(2)         37,900              37,793
California Infrastructure & Econ. Dev. Bank
  SP Trust PG&E                                 6.31%                5/6/2005(1)             8,847               8,930
California Infrastructure & Econ. Dev. Bank
  SP Trust PG&E                                 6.38%                4/5/2005(1)            44,305              44,671
California Infrastructure & Econ. Dev. Bank
  SP Trust PG&E                                 6.42%               3/25/2005(1)            48,180              48,809
CIT RV Trust                                    5.96%               4/15/2011(1)            15,525              15,497
Citibank Credit Card Master Trust               5.50%               2/15/2004(1)               350                 346
Citibank Credit Card Master Trust              5.875%               3/10/2011(1)            11,600              11,271
ComEd Transitional Funding Trust                5.63%               6/25/2006(1)               510                 499
Discover Card Master Trust                      5.65%              11/15/2004(1)            43,000              42,740
Discover Card Master Trust                      5.90%               4/15/2002(1)               450                 450
First Bank Corp. Card Master Trust              6.40%               2/15/2002(1)             5,030               5,039
First USA Credit Card Master Trust              6.42%               7/17/2002(1)             9,450               9,515
Ford Credit Auto Owner Trust                    7.09%              11/17/2003(1)               200                 203
Ford Credit Auto Owner Trust                    7.40%               7/15/2003(1)            18,300              18,900
Honda Auto Lease Trust                          6.65%               7/15/2005(1)            23,000              23,158
Mach One CDO Series                             6.70%               3/15/2030(1)             5,054               5,008
MBNA Master Credit Card Trust                   6.60%               6/15/2002(1)            15,065              15,197
PECO Energy Transition Trust                    5.63%               6/30/2002(1)            59,900              59,517
PECO Energy Transition Trust                    5.80%                3/1/2007(1)            12,289              12,233
PECO Energy Transition Trust                    6.05%                7/5/2006(1)            15,075              15,004
PP&L Transition Bond Co. LLC                    6.96%               9/24/2005(1)             9,000               9,304
PP&L Transition Bond Co. LLC                    7.15%               6/25/2009(1)               850                 894
Providian Master Trust                          6.60%               9/15/2002(1)            20,000              20,207
Sears Credit Account Master Trust               6.05%               2/15/2004(1)            19,500              19,548
Sears Credit Account Master Trust               6.35%               2/16/2007(1)            30,000              30,204
Standard Credit Card Master Trust               6.55%               10/7/2005(1)             2,850               2,886
Standard Credit Card Master Trust               8.25%               11/7/2003(1)             1,020               1,036
                                                                                                         -------------
                                                                                                         $     507,984
                                                                                                         -------------
FINANCE (11.3%)
Allstate Corp.                                  7.20%               12/1/2009               10,700              10,959
American General Capital II                     8.50%                7/1/2030               12,740              13,014
American General Finance Corp.                  6.20%               3/15/2003                3,100               3,082
American General Finance Corp.                 6.375%                3/1/2003                  900                 898
American General Finance Corp.                  7.45%                7/1/2002                1,575               1,598
Associates Corp.                                5.75%              10/15/2003                  700                 687
Associates Corp.                                6.00%               12/1/2002                  200                 199
Associates Corp.                                6.20%               5/16/2005                1,000                 990

----------------------------------------------------------------------------------------------------------------------
                                                                                              FACE              MARKET
                                                                     MATURITY               AMOUNT              VALUE*
TOTAL BOND MARKET INDEX FUND                   COUPON                    DATE                (000)               (000)
----------------------------------------------------------------------------------------------------------------------
Associates Corp.                                6.44%               1/15/2004        $       1,625       $       1,619
Associates Corp.                                6.50%               8/15/2002                3,000               3,006
Associates Corp.                                6.50%              10/15/2002               11,975              12,014
Associates Corp.                                7.50%               4/15/2002                5,800               5,873
Associates Corp.                               7.875%               9/30/2001                1,105               1,117
Avalon Properties Inc.                         6.875%              12/15/2007                9,550               9,376
Banc One Corp.                                 7.875%                8/1/2010                  150                 157
Bank of America Corp.                           8.50%               1/15/2007                5,000               5,313
Bank of America Corp.                          9.375%               9/15/2009                8,500               9,689
Bank of New York                                7.30%               12/1/2009                2,000               2,044
Bank of New York                               7.875%              11/15/2002                1,500               1,544
Bank of New York Capital I                      7.97%              12/31/2026                3,225               3,030
BankAmerica Corp.                              6.625%               6/15/2004                5,350               5,383
BankAmerica Corp.                               7.20%               9/15/2002                  400                 405
BankAmerica Corp.                               7.50%              10/15/2002                6,150               6,269
BankAmerica Corp.                              7.625%               6/15/2004                1,630               1,685
BankAmerica Corp.                               7.75%               7/15/2002                3,000               3,062
BankAmerica Corp.                              7.875%               12/1/2002                2,000               2,057
BankAmerica Corp.                               8.07%              12/31/2026(2)             8,000               7,442
BankAmerica Corp.                              8.375%               3/15/2002                2,500               2,552
BankAmerica Corp.                              10.00%                2/1/2003                4,900               5,232
BankBoston NA                                  6.375%               3/25/2008                4,950               4,787
Bear, Stearns & Co., Inc.                      6.625%               1/15/2004                3,500               3,472
Bear, Stearns & Co., Inc.                       6.75%              12/15/2007                3,635               3,550
Bear, Stearns & Co., Inc.                      7.625%               12/7/2009                4,000               4,060
Beneficial Corp.                                6.35%               12/3/2001                1,500               1,495
BNP Paribas Capital Trust                      9.003%              10/27/2010(2)            15,000              15,450
BT Capital Trust B                              7.90%               1/15/2027                1,100                 979
Camden Property Trust                           7.00%              11/15/2006                6,250               6,081
Capital One Bank                                8.25%               6/15/2005                7,500               7,618
Case Credit Corp.                               6.15%                3/1/2002               64,000              48,000
Centerpoint Properties                          7.90%               1/15/2003               13,000              13,225
Chase Capital I                                 7.67%               12/1/2026               11,100              10,136
The Chase Manhattan Corp.                       5.75%               4/15/2004                5,975               5,840
The Chase Manhattan Corp.                       6.00%               11/1/2005                3,815               3,742
The Chase Manhattan Corp.                      6.375%                4/1/2008                5,940               5,744
The Chase Manhattan Corp.                       6.50%                8/1/2005                3,625               3,630
The Chase Manhattan Corp.                      7.125%                2/1/2007                1,650               1,663
The Chase Manhattan Corp.                      8.125%               6/15/2002                1,410               1,443
The Chase Manhattan Corp.                       8.50%               2/15/2002               10,000              10,211
Chemical Banking Corp.                          7.25%               9/15/2002                2,565               2,604
CIGNA Corp.                                    7.875%               5/15/2027               13,875              13,693
CIGNA Corp.                                     8.30%               1/15/2033                  835                 861
Citicorp                                        7.00%                7/1/2007                  400                 403
Citicorp                                       7.125%                6/1/2003                  135                 137
Citicorp                                       7.125%               3/15/2004                2,000               2,043
Citicorp                                        7.25%               10/1/2010                9,400               9,723
Citicorp                                       8.625%               12/1/2002                4,500               4,703
Citicorp                                        9.50%                2/1/2002                1,000               1,034
Citicorp Lease Pass-Through Trust               7.22%                6/4/2004(1)(2)          5,772               5,854
Citicorp Lease Pass-Through Trust               8.04%              12/15/2019               18,250              18,545
Citigroup Inc.                                  6.20%               3/15/2009                  140                 136
CNA Financial Corp.                             6.50%               4/15/2005               27,305              26,207

----------------------------------------------------------------------------------------------------------------------
                                                                                              FACE              MARKET
                                                                     MATURITY               AMOUNT              VALUE*
                                               COUPON                    DATE                (000)               (000)
----------------------------------------------------------------------------------------------------------------------
Comerica, Inc.                                 7.125%               12/1/2013        $       5,000       $       4,786
Commercial Credit Corp.                         5.90%                9/1/2003                  550                 544
Commercial Credit Corp.                        6.625%              11/15/2006                2,000               1,994
Commercial Credit Corp.                        6.625%                6/1/2015                  850                 851
Conseco Inc.                                    9.00%              10/15/2006               26,625              18,904
CoreStates Capital Corp.                       6.625%               3/15/2005                6,900               6,838
CoreStates Capital Corp.                       9.375%               4/15/2003                1,750               1,846
Countrywide Funding Corp.                       6.28%               1/15/2003                2,500               2,476
Countrywide Funding Corp.                       6.45%               2/27/2003                1,000                 994
Countrywide Funding Corp.                       7.26%               5/10/2004                2,000               2,018
Countrywide Funding Corp.                       8.25%               7/15/2002                9,872              10,072
DBS Group Holdings Ltd.                        7.875%               4/15/2010(2)             6,000               6,306
Dean Witter, Discover & Co.                     6.75%              10/15/2013                  800                 780
Dean Witter, Discover & Co.                    6.875%                3/1/2003                2,300               2,332
Donaldson, Lufkin & Jenrette, Inc.              6.00%               12/1/2001               25,250              25,108
Donaldson, Lufkin & Jenrette, Inc.              6.50%                6/1/2008                7,000               6,756
Donaldson, Lufkin & Jenrette, Inc.             6.875%               11/1/2005                2,095               2,120
Donaldson, Lufkin & Jenrette, Inc.              8.00%                3/1/2005                5,000               5,255
Equitable Companies Inc.                        7.00%                4/1/2028                4,310               3,872
Equity Residential Properties                   6.55%              11/15/2001               16,750              16,690
Fidelity Investments                            7.49%               6/15/2019(2)             1,000                 983
Fifth Third Bancorp                             6.75%               7/15/2005                5,000               5,030
Finova Capital Corp.                           5.875%              10/15/2001               22,500              15,638
Finova Capital Corp.                            7.25%               11/8/2004               40,551              24,331
First Bank NA                                   7.55%               6/15/2004               10,000              10,278
First Bank System                              7.625%                5/1/2005                5,000               5,151
First Chicago Corp.                            6.875%               6/15/2003                5,000               5,022
First Chicago Corp.                            7.625%               1/15/2003                2,400               2,440
First Chicago Corp.                             8.25%               6/15/2002                5,000               5,124
First Chicago Corp.                             9.25%              11/15/2001                1,225               1,245
First Union Bank NA                             8.00%              12/15/2026(2)            14,000              12,470
First Union Corp.                              6.625%               7/15/2005                  390                 388
First Union Corp.                               7.55%               8/18/2005               33,000              34,050
First Union Corp.                               8.00%              11/15/2002                  100                 102
First Union Corp.                              8.125%               6/24/2002                2,900               2,952
Fleet Boston Financial Corp.                    7.25%               9/15/2005               37,175              38,458
Fleet Capital Trust II                          7.92%              12/11/2026                3,790               3,486
Fleet Financial Group, Inc.                    6.875%                3/1/2003                1,100               1,109
Fleet Financial Group, Inc.                    7.125%               4/15/2006                5,700               5,776
Fleet Financial Group, Inc.                    8.125%                7/1/2004                4,600               4,833
Ford Motor Credit Co.                           5.80%               1/12/2009               15,000              13,583
Ford Motor Credit Co.                          6.125%                1/9/2006                  900                 865
Ford Motor Credit Co.                          7.375%              10/28/2009               12,700              12,717
Ford Motor Credit Co.                           7.50%               1/15/2003                1,000               1,019
Ford Motor Credit Co.                           7.50%               3/15/2005                1,250               1,277
Ford Motor Credit Co.                           7.75%              11/15/2002                1,650               1,690
Ford Motor Credit Co.                           7.75%               3/15/2005                2,385               2,459
Ford Motor Credit Co.                           8.00%               6/15/2002                2,850               2,910
General Electric Capital Corp.                  6.90%               9/15/2015                9,000               9,137
General Electric Capital Corp.                 7.375%               1/19/2010               19,500              20,995
General Electric Capital Corp.                  8.30%               9/20/2009                  275                 311
General Motors Acceptance Corp.                 5.50%               1/14/2002               14,000              13,889
General Motors Acceptance Corp.                 6.60%               1/17/2001                  100                 100

----------------------------------------------------------------------------------------------------------------------
                                                                                              FACE              MARKET
                                                                     MATURITY               AMOUNT              VALUE*
TOTAL BOND MARKET INDEX FUND                   COUPON                    DATE                (000)               (000)
----------------------------------------------------------------------------------------------------------------------
General Motors Acceptance Corp.                6.625%               1/10/2002        $      22,100       $      22,168
General Motors Acceptance Corp.                6.625%               10/1/2002                5,150               5,167
General Motors Acceptance Corp.                6.625%              10/15/2005                  900                 894
General Motors Acceptance Corp.                 6.75%              12/10/2002               65,000              65,449
General Motors Acceptance Corp.                7.125%                5/1/2003                1,300               1,322
General Motors Acceptance Corp.                 7.48%               2/28/2003                1,000               1,023
General Motors Acceptance Corp.                 7.75%               1/19/2010               54,600              56,160
General Motors Acceptance Corp.                 8.50%                1/1/2003                6,200               6,447
General Motors Acceptance Corp.                 9.00%              10/15/2002               10,650              11,104
General Motors Acceptance Corp.                9.625%              12/15/2001                5,895               6,091
Heller Financial Inc.                           8.00%               6/15/2005                5,500               5,695
Household Finance Corp.                        5.875%                2/1/2009                  360                 328
Household Finance Corp.                         6.40%               6/17/2008                5,715               5,438
Household Finance Corp.                         6.45%               3/15/2001                  700                 700
Household Finance Corp.                         6.45%                2/1/2009                2,430               2,294
Household Finance Corp.                         6.70%               6/15/2002                1,500               1,501
Household Finance Corp.                         7.25%               7/15/2003                1,000               1,014
Household Finance Corp.                         7.65%               5/15/2007                3,250               3,331
HRPT Properties Trust                           6.75%              12/18/2002               16,250              16,097
HSBC Capital Funding                          10.176%              12/29/2049(2)            12,000              13,784
ING Capital Funding Trust III                  8.439%              12/31/2010               25,900              26,224
Jackson National Life Insurance Co.             8.15%               3/15/2027(2)             6,000               5,851
JDN Realty Corp.                                6.80%                8/1/2004               12,810              10,248
John Hancock Global Funding II                  7.90%                7/2/2010(2)            20,000              21,576
Lehman Brothers Holdings Inc.                   6.25%                4/1/2003               25,650              25,521
Lehman Brothers Holdings Inc.                  6.625%                2/5/2006               15,550              15,311
Lehman Brothers Holdings Inc.                  6.625%               2/15/2008                4,675               4,481
Lehman Brothers Holdings Inc.                   7.25%               4/15/2003               11,000              11,124
Lehman Brothers Holdings Inc.                  7.375%               1/15/2007                5,000               5,033
Lehman Brothers Holdings Inc.                  7.625%                6/1/2006                5,000               5,116
Lehman Brothers Holdings Inc.                   7.75%               1/15/2005               24,800              25,631
Liberty Financial Co.                           6.75%              11/15/2008               11,000              10,383
Mack-Cali Realty                                7.00%               3/15/2004               15,000              14,895
Mack-Cali Realty                                7.25%               3/15/2009                2,175               2,127
Manufacturer & Traders Bank                     8.00%               10/1/2010               14,000              14,611
MBNA America Bank NA                            7.75%               9/15/2005               33,000              33,401
Mellon Bank NA                                  6.50%                8/1/2005                5,300               5,317
Mellon Bank NA                                  6.75%                6/1/2003                2,775               2,802
Mellon Bank NA                                 7.375%               5/15/2007                3,500               3,584
Mellon Capital II                              7.995%               1/15/2027                6,650               6,297
Mellon Financial Co.                            5.75%              11/15/2003                4,400               4,332
Merrill Lynch & Co., Inc.                       5.71%               1/15/2002               12,000              11,929
Merrill Lynch & Co., Inc.                       5.87%              11/15/2001               21,750              21,681
Merrill Lynch & Co., Inc.                       5.88%               1/15/2004                7,100               7,020
Merrill Lynch & Co., Inc.                       6.00%               2/17/2009                9,300               8,757
Merrill Lynch & Co., Inc.                       6.64%               9/19/2002                2,995               3,017
Merrill Lynch & Co., Inc.                      6.875%              11/15/2018                3,750               3,509
Merrill Lynch & Co., Inc.                       7.00%               3/15/2006                  300                 305
Merrill Lynch & Co., Inc.                       8.00%                2/1/2002                2,600               2,646
Merrill Lynch & Co., Inc.                       8.30%               11/1/2002                2,735               2,835
MONY Group Inc.                                 8.35%               3/15/2010                9,500               9,912
Morgan Stanley, Dean Witter Discover & Co.     5.625%               1/20/2004                4,000               3,904
Morgan Stanley, Dean Witter Discover & Co.     6.375%                8/1/2002                7,000               7,016

----------------------------------------------------------------------------------------------------------------------
                                                                                              FACE              MARKET
                                                                     MATURITY               AMOUNT              VALUE*
                                               COUPON                    DATE                (000)               (000)
----------------------------------------------------------------------------------------------------------------------
Morgan Stanley, Dean Witter Discover & Co.      7.00%               10/1/2013        $         700       $         697
Morgan Stanley, Dean Witter Discover & Co.     7.125%               1/15/2003               75,950              77,300
Morgan Stanley, Dean Witter Discover & Co.      7.20%               9/15/2010                1,100               1,146
NAC Re Corp.                                    7.15%              11/15/2005                1,500               1,522
National City Corp.                             7.20%               5/15/2005               10,000              10,140
National Westminster Bancorp Inc.              9.375%              11/15/2003                3,950               4,261
NationsBank Corp.                              6.375%               2/15/2008                1,500               1,432
NationsBank Corp.                               6.50%               3/15/2006                5,600               5,564
NationsBank Corp.                               6.95%               3/20/2006                3,000               3,039
NationsBank Corp.                               7.25%              10/15/2025                1,625               1,512
NationsBank Corp.                               7.50%               9/15/2006                1,000               1,038
NationsBank Corp.                              8.125%               6/15/2002                3,000               3,069
NB Capital Trust II                             7.83%              12/15/2026                5,000               4,577
NB Capital Trust IV                             8.25%               4/15/2027                3,400               3,224
NCNB Corp.                                      9.50%                6/1/2004                8,725               9,457
Norwest Corp.                                   5.75%                2/1/2003                4,000               3,962
Norwest Corp.                                   6.65%              10/15/2023                   40                  35
Norwest Corp.                                   6.80%               5/15/2002                5,000               5,035
Norwest Financial, Inc.                         6.25%               11/1/2002                1,000               1,000
Norwest Financial, Inc.                        7.875%               2/15/2002                1,000               1,019
PaineWebber Group, Inc.                        6.375%               5/15/2004                  850                 848
PaineWebber Group, Inc.                         6.50%               11/1/2005                  500                 502
PaineWebber Group, Inc.                        7.875%               2/15/2003                2,250               2,331
Pitney Bowes Credit Corp.                       9.25%               6/15/2008                2,000               2,309
PNC Funding Corp.                               7.00%                9/1/2004                5,500               5,575
PNC Funding Corp.                               7.95%              12/15/2026(2)             7,000               6,426
Progressive Corp.                              6.625%                3/1/2029                5,000               4,014
Realty Income Corp.                             7.75%                5/6/2007                3,000               2,915
Reckson Operating Partnership LP                7.75%               3/15/2009               16,400              16,337
Republic New York Corp.                         7.75%               5/15/2002                3,000               3,050
Republic New York Corp.                         7.75%               5/15/2009                4,300               4,424
Republic New York Corp.                         9.70%                2/1/2009                5,000               5,695
Salomon Smith Barney Holdings Inc.              6.50%              10/15/2002                5,300               5,317
Salomon Smith Barney Holdings Inc.              7.20%                2/1/2004                6,000               6,109
Salomon Smith Barney Holdings Inc.             7.375%               5/15/2007                2,000               2,028
Sears, Roebuck & Co. Acceptance Corp.          6.125%               1/15/2006                5,500               5,306
Sears, Roebuck & Co. Acceptance Corp.           6.63%                7/9/2002                1,600               1,599
Sears, Roebuck & Co. Acceptance Corp.           7.19%               6/18/2001                  800                 803
Security Capital Pacific Trust                  8.05%                4/1/2017                4,300               4,118
Shurgard Storage Centers, Inc.                  7.50%               4/25/2004                6,000               6,011
Simon DeBartolo Group, Inc.                     6.75%               7/15/2004               10,000               9,787
Simon DeBartolo Group, Inc.                     6.75%               6/15/2005                  265                 259
Spear, Leeds & Kellogg, LP                      8.25%               8/15/2005(2)            45,000              48,065
Spieker Properties Inc.                         7.50%               10/1/2027                  700                 643
Summit Bancorp                                 8.625%              12/10/2002                5,000               5,200
Summit Properties Inc.                          6.80%               8/15/2002                3,500               3,471
Summit Properties Inc.                          6.95%               8/15/2004               17,500              17,222
Summit Properties Inc.                          7.20%               8/15/2007                4,450               4,278
SunTrust Banks, Inc.                            6.00%               2/15/2026                5,000               4,835
SunTrust Banks, Inc.                           7.375%                7/1/2002                5,000               5,074
SunTrust Banks, Inc.                           7.375%                7/1/2006                3,500               3,577
Suntrust Capital                                7.90%               6/15/2027                2,085               1,933
Susa Partnership LP                             7.00%               12/1/2007                1,050               1,005

----------------------------------------------------------------------------------------------------------------------
                                                                                              FACE              MARKET
                                                                     MATURITY               AMOUNT              VALUE*
TOTAL BOND MARKET INDEX FUND                   COUPON                    DATE                (000)               (000)
----------------------------------------------------------------------------------------------------------------------
Susa Partnership LP                             7.50%               12/1/2027        $       5,025       $       4,259
Synovus Financial Corp.                         7.25%              12/15/2005               16,500              16,666
Toyota Motor Credit Corp.                      5.625%              11/13/2003                3,750               3,706
Travelers/Aetna Property Casualty Corp.         7.75%               4/15/2026                1,000               1,004
UBS Preferred Funding Trust I                  8.622%               10/1/2010               21,000              22,050
US Bancorp                                     6.875%               12/1/2004               25,350              25,549
US Bancorp                                      8.27%              12/15/2026                3,250               3,106
Wachovia Corp.                                 5.625%              12/15/2008                4,650               4,202
Wachovia Corp.                                  6.25%                8/4/2008                2,600               2,456
Wachovia Corp.                                 6.375%               4/15/2003                  110                 110
Wachovia Corp.                                 6.625%              11/15/2006                  750                 738
Wachovia Corp.                                  6.80%                6/1/2005               10,000              10,029
Wells Fargo & Co.                              6.125%               11/1/2003                5,000               4,970
Wells Fargo & Co.                               6.25%               4/15/2008                  915                 888
Wells Fargo & Co.                               6.50%                9/3/2002               40,200              40,399
Wells Fargo & Co.                               8.75%                5/1/2002                8,370               8,628
Wells Fargo Capital I                           7.96%              12/15/2026                4,160               3,945
                                                                                                         -------------
                                                                                                         $   1,782,928
                                                                                                         -------------
INDUSTRIAL (10.4%)
Alcoa Inc.                                      7.25%                8/1/2005               10,000              10,442
Alcoa Inc.                                     7.375%                8/1/2010               12,350              13,055
American Airlines Inc.                         6.855%               4/15/2009               10,435              10,562
American Airlines Inc.                         7.024%              10/15/2009                6,400               6,509
Anadarko Petroleum Corp.                        7.20%               3/15/2029               16,000              15,688
Anheuser-Busch Cos., Inc.                       6.75%              12/15/2027                1,600               1,589
Anheuser-Busch Cos., Inc.                       7.10%               6/15/2007(1)             5,050               5,220
Anheuser-Busch Cos., Inc.                      7.125%                7/1/2017                3,850               3,806
Anheuser-Busch Cos., Inc.                      7.375%                7/1/2023                  800                 798
Apache Corp.                                   7.625%                7/1/2019                7,500               7,704
Applied Materials, Inc.                         8.00%                9/1/2004                1,625               1,694
Archer-Daniels-Midland Co.                      6.25%               5/15/2003                1,000                 999
Archer-Daniels-Midland Co.                     8.875%               4/15/2011                3,745               4,294
Auburn Hills                                   12.00%                5/1/2020                  770               1,117
Baker Hughes Inc.                               6.25%               1/15/2009                2,500               2,456
Baker Hughes Inc.                              6.875%               1/15/2029               17,150              16,515
Bayer Corp.                                     6.65%               2/15/2028(2)             1,300               1,206
Black & Decker Corp.                            7.50%                4/1/2003               27,800              28,281
The Boeing Co.                                 6.625%               2/15/2038               11,000              10,395
The Boeing Co.                                  8.75%               8/15/2021                1,800               2,174
Borg-Warner Automotive                         7.125%               2/15/2029                3,000               1,958
Burlington Northern Santa Fe Corp.             6.375%              12/15/2005                6,750               6,693
Burlington Northern Santa Fe Corp.              6.53%               7/15/2037                  850                 855
Burlington Northern Santa Fe Corp.             6.875%               2/15/2016                2,900               2,739
Burlington Northern Santa Fe Corp.              7.00%              12/15/2025                7,205               6,767
Burlington Northern Sante Fe Corp.              7.25%                8/1/2097                4,450               4,041
Burlington Northern Sante Fe Corp.              9.25%               10/1/2006                  750                 833
C.R. Bard, Inc.                                 6.70%               12/1/2026               13,650              13,353
Caterpillar, Inc.                              7.375%                3/1/2097                8,900               8,200
Caterpillar, Inc.                               9.00%               4/15/2006                1,600               1,775
Chrysler Corp.                                  7.45%                2/1/2097                4,375               3,723
Clear Channel Communications                    7.25%               9/15/2003               53,000              53,553
Clear Channel Communications                    7.65%               9/15/2010               22,105              22,507
Clear Channel Communications                   7.875%               6/15/2005               16,975              17,576
Comcast Cablevision                            8.125%                5/1/2004               11,350              11,847

----------------------------------------------------------------------------------------------------------------------
                                                                                              FACE              MARKET
                                                                     MATURITY               AMOUNT              VALUE*
                                               COUPON                    DATE                (000)               (000)
----------------------------------------------------------------------------------------------------------------------
Comcast Cablevision                            8.875%                5/1/2017        $       3,300       $       3,655
Comdisco Inc.                                   6.00%               1/30/2002                4,000               3,360
Comdisco Inc.                                   7.25%               9/20/2001               25,500              23,565
Conagra Inc.                                    7.50%               9/15/2005               19,250              20,068
Conoco Inc.                                     6.95%               4/15/2029                5,790               5,674
Conrail Corp.                                   9.75%               6/15/2020                1,680               1,937
Continental Airlines, Inc.
  (Equipment Trust Certificates)               6.648%               3/15/2019               10,335               9,754
Continental Airlines, Inc.
  Pass-Through Trust                            6.41%               4/15/2007(1)               787                 764
Continental Cablevision                        8.875%               9/15/2005                5,700               6,077
Cox Communication Inc.                          7.75%               11/1/2010               14,700              15,248
Cox Enterprises                                7.875%               9/15/2010(2)            25,000              25,424
CSX Corp.                                       7.05%                5/1/2002                7,000               7,022
CSX Corp.                                       8.10%               9/15/2022                3,950               4,004
CSX Corp.                                      8.625%               5/15/2022                3,875               4,136
CSX Corp.                                       9.00%               8/15/2006                  700                 761
CVS Corp.                                       5.50%               2/15/2004               16,750              16,218
Cyprus AMAX Minerals Co.                       7.375%               5/15/2007                6,000               6,009
Daimler-Chrysler North
  America Holding Corp.                         6.84%              10/15/2002               20,000              20,208
Daimler-Chrysler North
  America Holding Corp.                         6.90%                9/1/2004               28,965              28,803
Daimler-Chrysler North
  America Holding Corp.                         7.40%               1/20/2005                5,500               5,537
Dayton Hudson Corp.                             6.65%                8/1/2028                5,600               5,046
Dayton Hudson Corp.                             6.75%                1/1/2028                1,000                 913
Dayton Hudson Corp.                             9.75%                7/1/2002                1,000               1,049
Deere & Co.                                     8.50%                1/9/2022                  985               1,088
Delta Air Lines, Inc.                           7.70%              12/15/2005                5,000               4,993
Delta Air Lines, Inc.                           7.90%              12/15/2009                1,700               1,631
Delta Air Lines, Inc.                           8.30%              12/15/2029                6,200               5,308
Delta Air Lines, Inc.
  (Equipment Trust Certificates)                8.54%                1/2/2007(1)             3,352               3,397
Dillard's Inc.                                  5.79%              11/15/2001               26,000              23,826
Dow Chemical Co.                               7.375%               11/1/2029                7,000               7,144
Dow Chemical Co.                                8.50%                6/8/2010                2,500               2,746
E.I. du Pont de Nemours & Co.                   6.75%              10/15/2004               15,700              16,067
Eastman Chemical Co.                           6.375%               1/15/2004               12,000              11,657
Eastman Chemical Co.                            7.25%               1/15/2024                3,700               3,185
Eastman Chemical Co.                            7.60%                2/1/2027                2,988               2,664
Enterprise Products                             8.25%               3/15/2005               82,200              85,311
ERAC USA Finance Co.                            7.95%              12/15/2009(2)            14,200              14,324
Falconbridge Ltd.                               7.35%               11/1/2006                1,000                 993
Federated Department Stores, Inc.              6.125%                9/1/2001                  500                 495
Federated Department Stores, Inc.               7.00%               2/15/2028                1,060                 878
Federated Department Stores, Inc.               7.45%               7/15/2017               11,125               9,914
Federated Department Stores, Inc.              8.125%              10/15/2002                5,280               5,349
Federated Department Stores, Inc.               8.50%               6/15/2003                3,000               3,067
First Data Corp.                               6.375%              12/15/2007                1,000                 986
First Data Corp.                               6.625%                4/1/2003                7,735               7,818
Ford Capital BV                                 9.50%                6/1/2010                  825                 947
Ford Capital BV                                9.875%               5/15/2002                2,250               2,338
Ford Motor Co.                                 6.375%                2/1/2029               16,750              13,591
Ford Motor Co.                                  9.98%               2/15/2047                8,860              10,532
Fred Meyer, Inc.                               7.375%                3/1/2005               14,500              14,936
General Motors Corp.                            7.00%               6/15/2003                2,500               2,526
Georgia-Pacific Corp.                           7.75%              11/15/2029                8,750               7,031
Harrahs Operating Co., Inc.                     7.50%               1/15/2009               16,285              15,986

----------------------------------------------------------------------------------------------------------------------
                                                                                              FACE              MARKET
                                                                     MATURITY               AMOUNT              VALUE*
TOTAL BOND MARKET INDEX FUND                   COUPON                    DATE                (000)               (000)
----------------------------------------------------------------------------------------------------------------------
Illinois Central Railroad Co.                   6.75%               5/15/2003        $       8,345       $       8,387
International Business Machines Corp.           6.45%                8/1/2007                1,000                 994
International Business Machines Corp.           7.00%              10/30/2025                  650                 622
International Business Machines Corp.          7.125%               12/1/2096               11,560              10,691
International Paper Co.                        6.875%               11/1/2023                5,000               4,296
International Paper Co.                        7.875%                8/1/2006                2,265               2,326
J.C. Penney & Co., Inc.                        6.125%              11/15/2003                2,000               1,400
Kroger Co.                                     7.625%               9/15/2006               15,250              15,833
Kroger Co.                                      7.65%               4/15/2007                7,550               7,830
Kroger Co.                                      7.80%               8/15/2007               11,000              11,507
Kroger Co.                                      8.00%               9/15/2029                4,950               5,183
Kroger Co.                                      8.05%                2/1/2010                5,425               5,836
Kroger Co.                                      8.15%               7/15/2006                2,700               2,866
Lockheed Martin Corp.                           7.65%                5/1/2016                5,000               5,134
May Department Stores Co.                       9.75%               2/15/2021                1,680               1,952
May Department Stores Co.                      9.875%               12/1/2002                1,775               1,872
Mobil Corp.                                    7.625%               2/23/2033                  920                 945
Motorola Inc.                                  7.625%              11/15/2010               15,000              15,537
News America Holdings Inc.                      7.75%               1/20/2024                2,000               1,725
News America Holdings Inc.                      8.00%              10/17/2016                9,250               8,481
News America Holdings Inc.                      8.50%               2/15/2005                2,600               2,724
News America Holdings Inc.                     8.875%               4/26/2023                7,905               7,666
News America Holdings Inc.                      9.25%                2/1/2013                3,341               3,564
Noble Drilling Corp.                            6.95%               3/15/2009                6,000               6,051
Noble Drilling Corp.                            7.50%               3/15/2019               11,000              11,081
Norfolk Southern Corp.                          7.70%               5/15/2017                3,500               3,544
Norfolk Southern Corp.                          7.80%               5/15/2027                4,375               4,512
Norfolk Southern Corp.                          7.90%               5/15/2097                1,750               1,749
Norfolk Southern Corp.                         8.375%               5/15/2005               25,625              27,437
Northrop Grumman Corp.                          7.00%                3/1/2006               15,700              15,823
Pharmacia Corp.                                5.375%               12/1/2001               25,500              25,284
Pharmacia Corp.                                 5.75%               12/1/2005               17,390              17,095
Pharmacia Corp.                                 6.60%               12/1/2028                4,000               3,826
Philip Morris Cos., Inc.                        6.00%               7/15/2001                  110                 109
Philip Morris Cos., Inc.                        7.00%               7/15/2005                7,150               7,127
Philip Morris Cos., Inc.                        7.20%                2/1/2007                1,450               1,422
Philip Morris Cos., Inc.                        8.25%              10/15/2003                1,900               1,957
Phillips Petroleum Co.                          8.49%                1/1/2023                2,100               2,194
Phillips Petroleum Co.                          8.50%               5/25/2005               53,850              58,190
Phillips Petroleum Co.                          8.75%               5/25/2010               13,250              15,108
Praxair, Inc.                                   6.75%                3/1/2003                1,000               1,007
Praxair, Inc.                                   6.90%               11/1/2006               10,750              10,779
Raytheon Co.                                    6.45%               8/15/2002               19,500              19,483
Raytheon Co.                                    6.50%               7/15/2005                3,900               3,872
Raytheon Co.                                    6.75%               8/15/2007                1,900               1,889
Raytheon Co.                                    6.75%               3/15/2018                1,600               1,474
Raytheon Co.                                    7.00%               11/1/2028               10,880              10,123
Raytheon Co.                                    7.90%                3/1/2003               17,500              17,974
Republic Service Inc.                          7.125%               5/15/2009                9,990               9,544
Rohm & Haas Co.                                 6.95%               7/15/2004                7,200               7,282
Rohm & Haas Co.                                 7.40%               7/15/2009                  495                 509
Rohm & Haas Co.                                 9.80%               4/15/2020(1)             4,339               5,128
Safeway Inc.                                   5.875%              11/15/2001               10,450              10,396
Safeway Inc.                                    6.85%               9/15/2004               19,300              19,453

----------------------------------------------------------------------------------------------------------------------
                                                                                              FACE              MARKET
                                                                     MATURITY               AMOUNT              VALUE*
                                               COUPON                    DATE                (000)               (000)
----------------------------------------------------------------------------------------------------------------------
Safeway Inc.                                    7.00%               9/15/2007        $       2,150       $       2,177
Sears, Roebuck & Co. Acceptance Corp.           6.25%               1/15/2004                2,700               2,645
Sears, Roebuck & Co. Acceptance Corp.          9.375%               11/1/2011                1,845               2,083
Texaco Capital Corp.                            5.70%               12/1/2008                2,425               2,341
Texaco Capital Corp.                            7.50%                3/1/2043                  850                 868
Texaco Capital Corp.                            8.25%               10/1/2006                2,300               2,529
Texaco Capital Corp.                           8.875%                9/1/2021                  705                 842
Texas Instruments Inc.                         6.125%                2/1/2006                6,300               6,170
Time Warner Entertainment                      8.375%               3/15/2023                8,150               8,818
Time Warner Entertainment                      9.625%                5/1/2002                3,900               4,058
Time Warner, Inc.                               7.57%                2/1/2024                1,500               1,494
Time Warner, Inc.                               7.75%               6/15/2005                9,600              10,036
Time Warner, Inc.                              7.975%               8/15/2004               11,759              12,262
Time Warner, Inc.                              9.125%               1/15/2013                1,000               1,157
Tosco Corp.                                     7.80%                1/1/2027                1,650               1,698
Tosco Corp.                                    8.125%               2/15/2030               21,100              22,666
Tyco International Group SA                    6.125%               6/15/2001                  465                 464
Tyco International Group SA                    6.875%                9/5/2002               33,600              33,865
Tyco International Group SA                    6.875%               1/15/2029               17,000              15,887
Union Carbide Corp.                             6.70%                4/1/2009                2,000               1,977
Union Carbide Corp.                             6.75%                4/1/2003                3,500               3,515
Union Carbide Corp.                             7.75%               10/1/2096                7,350               7,252
Union Carbide Corp.                            7.875%                4/1/2023                4,755               4,938
Union Oil of California                        6.375%                2/1/2004                2,000               1,992
Union Oil of California                         7.20%               5/15/2005                5,700               5,852
Union Pacific Corp.                            6.125%               1/15/2004                1,000                 982
Union Pacific Corp.                            6.625%                2/1/2029               12,250              10,996
Union Pacific Corp.                             7.00%                2/1/2016                1,450               1,376
Union Pacific Corp.                            8.625%               5/15/2022                3,040               3,212
United Airlines EETC A                         7.032%               10/1/2010(1)            65,000              65,893
United Technologies Corp.                       6.70%                8/1/2028               10,992              10,522
United Technologies Corp.                      8.875%              11/15/2019                4,000               4,781
US Airways Pass-Through Trust                   8.11%               2/20/2017               31,000              32,730
Viacom Inc.                                     7.70%               7/30/2010               17,150              17,998
Viacom Inc.                                     7.75%                6/1/2005               18,200              18,921
Viacom Inc.                                    7.875%               7/30/2030               12,350              12,712
Wal-Mart Stores                                 7.55%               2/15/2030               25,500              28,422
The Walt Disney Co.                             7.55%               7/15/2093                2,597               2,513
Westvaco Corp.                                  8.20%               1/15/2030               20,550              20,428
                                                                                                         -------------
                                                                                                         $   1,634,749
                                                                                                         -------------
UTILITIES (6.8%)
Ameritech Capital Funding                       7.50%                4/1/2005                4,950               5,157
Arizona Public Service Co.                     5.875%               2/15/2004                6,500               6,379
Arizona Public Service Co.                      7.25%                8/1/2023                2,150               2,014
AT&T Corp.                                     7.125%               1/15/2002                1,100               1,101
AT&T Corp.                                      8.35%               1/15/2025                2,350               2,313
Bell Atlantic Corp.                             7.00%               6/15/2013                4,000               3,909
Bellsouth Capital Funding                       6.04%              11/15/2026                1,350               1,341
Cincinnati Gas & Electric Co.                   6.45%               2/15/2004                2,000               1,967
CMS Panhandle Holding Co.                      6.125%               3/15/2004                4,300               4,195
CMS Panhandle Holding Co.                       6.50%               7/15/2009                9,900               9,248
CMS Panhandle Holding Co.                       7.00%               7/15/2029                5,825               5,085
Coastal Corp.                                   6.50%               5/15/2006                1,250               1,235

----------------------------------------------------------------------------------------------------------------------
                                                                                              FACE              MARKET
                                                                     MATURITY               AMOUNT              VALUE*
TOTAL BOND MARKET INDEX FUND                   COUPON                    DATE                (000)               (000)
----------------------------------------------------------------------------------------------------------------------
Coastal Corp.                                   6.50%                6/1/2008        $       8,400       $       8,154
Coastal Corp.                                   7.42%               2/15/2037                8,000               7,450
Coastal Corp.                                   7.75%              10/15/2035                6,600               6,479
Coastal Corp.                                  8.125%               9/15/2002                2,300               2,358
Coastal Corp.                                  9.625%               5/15/2012                4,700               5,609
Consolidated Edison Co. of New York, Inc.      6.375%                4/1/2003                5,000               4,977
Consolidated Edison Co. of New York, Inc.      6.625%                2/1/2002                1,000                 998
Commonwealth Edison                            7.375%               9/15/2002                7,500               7,660
Detroit Edison                                  7.50%                2/1/2005                4,000               4,143
Dominion Resources Inc.                        8.125%               6/15/2010               16,000              17,376
Duke Energy Field Services                      7.50%               8/16/2005               11,000              11,425
Duke Energy Field Services                     7.875%               8/16/2010               14,000              14,904
Edison International                           6.875%               9/15/2004               33,300              27,676
El Paso Energy Corp.                            6.75%               5/15/2009               13,850              13,691
Enron Corp.                                     6.40%               7/15/2006                8,250               8,157
Enron Corp.                                     6.45%              11/15/2001                1,000                 997
Enron Corp.                                    6.625%              11/15/2005                1,375               1,381
Enron Corp.                                     6.75%                8/1/2009               10,445              10,423
Enron Corp.                                    6.875%              10/15/2007                7,500               7,565
Enron Corp.                                    7.125%               5/15/2007                6,100               6,228
Enron Corp.                                    7.625%               9/10/2004                2,000               2,080
Florida Power & Light                          6.875%               12/1/2005               20,500              20,960
FPL Group Capital                              7.625%               9/15/2006                5,000               5,247
GTE Corp.                                       6.36%               4/15/2006                1,045               1,031
GTE Corp.                                       7.83%                5/1/2023                4,000               3,948
GTE Corp.                                      8.75%                11/1/2021                3,935               4,447
GTE Corp.                                       9.10%                6/1/2003                  225                 238
GTE Florida, Inc.                               6.31%              12/15/2002                5,000               4,989
GTE South Inc.                                 6.125%               6/15/2007               11,000              10,668
HNG Internorth                                 9.625%               3/15/2006                4,680               5,290
Illinois Power Co.                              7.50%               7/15/2025                4,200               3,890
Keyspan Corp Notes                              7.25%              11/15/2005               18,500              19,237
KN Energy, Inc.                                 6.45%              11/30/2001                  235                 234
KN Energy, Inc.                                 6.45%                3/1/2003                9,200               9,174
MCI Communications Corp.                        6.50%               4/15/2010               11,175              10,184
MCI Communications Corp.                        7.50%               8/20/2004                4,050               4,090
MCI Communications Corp.                        7.75%               3/23/2025                4,900               4,642
Michigan Bell Telephone Co.                     7.50%               2/15/2023                1,610               1,534
National Rural Utility Co.                      5.00%               10/1/2002               11,700              11,492
National Rural Utility Co.                      6.20%                2/1/2008               18,000              17,011
National Rural Utility Co.                      6.42%                5/1/2008               11,300              11,017
New England Telephone & Telegraph Co.          6.875%               10/1/2023                2,815               2,511
New England Telephone & Telegraph Co.          7.875%              11/15/2029                6,150               6,417
New England Telephone & Telegraph Co.           9.00%                8/1/2031                3,750               4,197
New Jersey Bell Telephone Co.                  6.625%                4/1/2008                  190                 185
New York Telephone Co.                         6.125%               1/15/2010                1,250               1,185
New York Telephone Co.                          7.25%               2/15/2024                5,000               4,630
Northern States Power Co.                      7.125%                7/1/2025                5,000               4,789
Northern Telecom Ltd.                          6.875%                9/1/2023                4,565               4,208
NRG Northeast Generating                       9.292%              12/15/2024               22,500              23,760
Pacific Bell Telephone Co.                      7.25%                7/1/2002                  250                 254
Pacific Gas & Electric Co.                      6.25%                8/1/2003                5,000               4,416
Pacific Gas & Electric Co.                      6.75%               10/1/2023                  150                 121

----------------------------------------------------------------------------------------------------------------------
                                                                                              FACE              MARKET
                                                                     MATURITY               AMOUNT              VALUE*
                                               COUPON                    DATE                (000)               (000)
----------------------------------------------------------------------------------------------------------------------
Pennsylvania Power & Light Co.                  6.50%                4/1/2005        $         135       $         135
PPL Capital Funding                             7.75%               4/15/2005               57,700              58,663
Public Service Electric & Gas Co.               6.50%                5/1/2004                  170                 170
Qwest Capital Funding, Inc.                     7.90%               8/15/2010(2)            38,250              39,514
Reliant Energy Resources                       8.125%               7/15/2005(2)            33,000              34,374
Sempra Energy                                   6.95%               12/1/2005               46,000              45,004
Southern California Edison Co.                 5.625%               10/1/2002                4,000               3,654
Southern California Edison Co.                 6.375%               1/15/2006                2,350               1,781
Southern California Edison Co.                  7.20%               11/3/2003               26,650              22,719
Southwestern Bell Telephone Co.                 5.75%                9/1/2004                2,000               1,955
Southwestern Bell Telephone Co.                 7.25%               7/15/2025               10,650               9,955
Southwestern Bell Telephone Co.                7.625%                3/1/2023                8,355               8,155
Sprint Capital Corp.                            6.50%              11/15/2001               45,200              45,241
Sprint Capital Corp.                           6.875%              11/15/2028               22,520              18,128
TCI Communications, Inc.                       6.375%                5/1/2003               43,475              42,859
TCI Communications, Inc.                       7.875%                8/1/2013               10,950              11,242
TCI Communications, Inc.                        8.00%                8/1/2005                  990               1,019
TCI Communications, Inc.                        8.65%               9/15/2004                5,000               5,225
TCI Communications, Inc.                       9.875%               6/15/2022                  500                 584
Texas Utilities Co.                             7.17%                8/1/2007                  650                 660
Texas Utilities Co.                            7.875%                3/1/2023                2,075               2,152
Texas Utilities Co.                             8.25%                4/1/2004                4,900               5,147
Texas Utilities Co.                             8.75%               11/1/2023                  180                 189
Union Electric Power Co.                        6.75%                5/1/2008                   40                  39
US West Capital Funding, Inc.                  6.125%               7/15/2002                3,000               2,976
US West Communications Inc.                    6.875%               9/15/2033                  165                 143
US West Communications Inc.                    7.625%                6/9/2003               23,400              23,917
US West Communications Inc.                     7.20%               11/1/2004               20,600              20,985
US West Communications Inc.                     7.25%               9/15/2025               18,000              16,913
Verizon Global Funding Corp.                    6.75%               12/1/2005(2)            57,000              57,389
Verizon Global Funding Corp.                    7.25%               12/1/2010(2)            17,000              17,225
Verizon Global Funding Corp.                    7.75%               12/1/2030(2)             8,800               8,920
Virginia Electric & Power Co.                  6.625%                4/1/2003                2,300               2,328
Virginia Electric & Power Co.                   6.75%               10/1/2023               17,000              15,105
WorldCom Inc.                                   6.25%               8/15/2003               12,000              11,762
WorldCom Inc.                                   6.40%               8/15/2005                  180                 173
WorldCom Inc.                                   6.95%               8/15/2028                1,500               1,260
WorldCom Inc.                                  7.375%               1/15/2006(2)            35,000              34,908
WorldCom Inc.                                   7.55%                4/1/2004                  425                 429
WorldCom Inc.                                  7.875%               5/15/2003               32,250              32,788
WorldCom Inc.                                   8.00%               5/15/2006               11,550              11,767
XCEL Energy Inc.                                7.00%               12/1/2010                5,000               4,996
Yosemite Security Trust                         8.25%              11/15/2004(2)            32,000              33,128
                                                                                                         -------------
                                                                                                         $   1,075,347
                                                                                                         -------------
----------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
  (Cost $5,110,267)                                                                                      $   5,001,008
----------------------------------------------------------------------------------------------------------------------
FOREIGN AND INTERNATIONAL AGENCY BONDS (U.S. Dollar-Denominated)(7.3%)
----------------------------------------------------------------------------------------------------------------------
Abbey National Capital Trust I                 8.963%              12/29/2049        $       7,000       $       7,245
Abbey National PLC                              7.95%              10/26/2029               25,490              26,789
Ahold Finance USA Inc.                          6.25%                5/1/2009               10,000               9,328
Ahold Finance USA Inc.                         6.875%                5/1/2029                2,525               2,175
Ahold Finance USA Inc.                          8.25%               7/15/2010               16,850              17,885

----------------------------------------------------------------------------------------------------------------------
                                                                                              FACE              MARKET
                                                                     MATURITY               AMOUNT              VALUE*
TOTAL BOND MARKET INDEX FUND                   COUPON                    DATE                (000)               (000)
----------------------------------------------------------------------------------------------------------------------
Amoco Canada Petroleum Co.                      6.75%               2/15/2005        $         145       $         148
AXA SA                                          8.60%              12/15/2030               28,000              28,815
Barclays Bank PLC                               8.55%               6/15/2011(2)            18,500              19,317
Bayerische Landesbank                          7.375%              12/14/2002                  145                 149
British Aerospace                               8.50%               6/10/2002(2)             3,000               3,080
British Telecommunications PLC                 7.625%              12/15/2005               69,600              70,421
British Telecommunications PLC                 8.125%              12/15/2010                6,000               6,086
British Telecommunications PLC                 8.625%              12/15/2030               24,400              24,584
Canadian National Railway Co.                   6.80%               7/15/2018               13,750              12,727
Canadian National Railway Co.                   6.90%               7/15/2028                4,100               3,769
Celulosa Arauco                                8.625%               8/15/2010               16,000              16,167
Cemex SA De CV                                 8.625%               7/18/2003(2)            65,000              65,325
China Telecom                                  7.875%               11/2/2004               48,200              49,743
CIA Radiocomunic Moviles                        9.25%                5/8/2008(2)             4,140               3,395
The Development Bank of Singapore Ltd.         7.875%               8/10/2009(2)             7,200               7,572
Embotelladora Andina SA                        7.875%               10/1/2097               10,200               7,718
Grand Metropolitan Investment Corp.             9.00%               8/15/2011                2,225               2,607
Grupo Televisa SA                              8.625%                8/8/2005(2)            52,000              51,740
Hanson Overseas                                7.375%               1/15/2003                7,100               7,190
Inter-American Development Bank                7.125%               3/15/2023                  975               1,012
Inter-American Development Bank                 8.50%               3/15/2011                2,705               3,190
Israel Electric Corp.                           7.25%              12/15/2006(2)               200                 200
Israel Electric Corp.                           7.75%                3/1/2009(2)            18,500              18,374
Israel Electric Corp.                           8.10%              12/15/2096(2)             7,100               5,748
KFW International Finance, Inc.                 7.20%               3/15/2014                3,550               3,606
KFW International Finance, Inc.                7.625%               2/15/2004               11,650              12,148
Korea Electric Power                            7.00%                2/1/2007                8,000               7,616
Korea Electric Power                            7.75%                4/1/2013               18,100              17,594
Korean Development Bank                        6.625%              11/21/2003                4,266               4,215
Korean Development Bank                        7.125%               4/22/2004               54,000              53,439
Lafarge Corp.                                  6.375%               7/15/2005                2,000               1,908
Malaysia                                        8.75%                6/1/2009               34,500              37,460
Marconi Corp. PLC                               7.75%               9/15/2010               24,350              23,526
Marconi Corp. PLC                              8.375%               9/15/2030                5,795               5,281
Noranda Forest                                  7.50%               7/15/2003                7,825               7,935
Noranda Inc.                                    7.00%               7/15/2005                1,045               1,034
Petro Geo-Services                              6.25%              11/19/2003                2,500               2,436
Petro Geo-Services                             6.625%               3/30/2008                7,675               7,305
Petro Geo-Services                             7.125%               3/30/2028                9,370               8,221
Petro Geo-Services                              7.50%               3/31/2007               12,510              12,523
Petro Geo-Services                              8.15%               7/15/2029                3,500               3,438
Petro-Canada                                   7.875%               6/15/2026               10,000              10,280
Petro-Canada                                    9.25%              10/15/2021               22,700              26,835
Petroliam Nasional Bhd.                        8.875%                8/1/2004(2)            17,450              18,512
Pohang Iron & Steel Co. Ltd.                   7.125%               7/15/2004                5,250               5,201
Province of British Columbia                    7.00%               1/15/2003                2,550               2,611
Province of Manitoba                           6.125%               1/19/2004                8,000               8,042
Province of Manitoba                           6.875%               9/15/2002               13,369              13,602
Province of Manitoba                            7.75%                2/1/2002                6,975               7,107
Province of Manitoba                            9.25%                4/1/2020                2,645               3,370
Province of Manitoba                           9.625%               12/1/2018                3,500               4,570
Province of New Brunswick                       6.75%               8/15/2013                  210                 217
Province of New Brunswick                       8.75%                5/1/2022                5,100               6,175

----------------------------------------------------------------------------------------------------------------------
                                                                                              FACE              MARKET
                                                                     MATURITY               AMOUNT              VALUE*
                                               COUPON                    DATE                (000)               (000)
----------------------------------------------------------------------------------------------------------------------
Province of New Brunswick                       9.75%               5/15/2020        $       8,500       $      11,117
Province of Newfoundland                        7.32%              10/13/2023                8,050               8,081
Province of Newfoundland                        9.00%                6/1/2019                1,400               1,649
Province of Ontario                            7.375%               1/27/2003                  915                 940
Province of Ontario                             7.75%                6/4/2002                1,175               1,201
Province of Quebec                             7.125%                2/9/2024                1,030               1,058
Province of Saskatchewan                       6.625%               7/15/2003               19,750              20,029
Province of Saskatchewan                       7.125%               3/15/2008                1,200               1,252
Province of Saskatchewan                       7.375%               7/15/2013                1,800               1,927
Province of Saskatchewan                        8.00%               7/15/2004               15,950              16,964
Republic of Chile                              6.875%               4/28/2009               20,700              20,141
Republic of Finland                            7.875%               7/28/2004               10,300              10,974
Republic of Portugal                            5.75%              10/08/2003               19,350              19,219
Republic of South Africa                        8.50%               6/23/2017                2,556               2,325
Republic of South Africa                       9.125%               5/19/2009                4,625               4,655
Samsung Electronics America                     9.75%                5/1/2003(2)             5,000               5,214
The State of Qatar                              9.50%               5/21/2009(2)            17,850              18,943
The State of Qatar                              9.75%               6/15/2030               27,500              27,890
Swiss Bank Corp.                                7.00%              10/15/2015                  750                 723
Swiss Bank Corp.                               7.375%               7/15/2015                2,000               2,011
Swiss Bank Corp.                               7.375%               6/15/2017                1,600               1,587
Telecomunicaciones de Puerto Rico               6.15%               5/15/2002                6,300               6,234
Telecomunicaciones de Puerto Rico               6.65%               5/15/2006               11,600              11,261
Telecomunicaciones de Puerto Rico               6.80%               5/15/2009                4,600               4,399
Telefonica de Argentina                        9.125%                5/7/2008(2)             4,750               4,109
Telefonica de Argentina                       11.875%               11/1/2004                1,135               1,152
Telefonica Europe B.V.                          7.35%               9/15/2005               15,500              15,678
Telefonica Europe B.V.                          7.75%               9/15/2010               13,400              13,615
Tenaga Nasional                                 7.50%               1/15/2096(2)             7,000               5,673
TPSA Finance BV                                 7.75%              12/10/2008(2)             8,350               7,988
United Mexican States                           6.25%              12/31/2019               29,750              27,305
United Mexican States                          9.875%                2/1/2010                  225                 242
United Mexican States                         11.375%               9/15/2016               24,500              28,665
Vodafone AirTouch PLC                          7.625%               2/15/2005               37,800              39,056
Vodafone AirTouch PLC                           7.75%               2/15/2010                4,510               4,654
Vodafone AirTouch PLC                          7.875%               2/15/2030               12,750              12,926
----------------------------------------------------------------------------------------------------------------------
TOTAL FOREIGN AND INTERNATIONAL AGENCY BONDS
  (Cost $1,123,470)                                                                                      $   1,149,563
----------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (2.1%)
----------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations
  in a Pooled Cash Account--Note G        6.10%-6.12%                1/2/2001        $     242,460       $     242,460
Collateralized by U.S. Government Obligations
  in a Pooled Cash Account                      6.14%                1/2/2001               94,945              94,945
----------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (Cost $337,405)                                                                                        $     337,405
----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.1%)
  (Cost $15,743,765)                                                                                     $  15,924,024
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                                                MARKET
                                                                                                                VALUE*
TOTAL BOND MARKET INDEX FUND                                                                                     (000)
----------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.1%)
----------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                     $    536,240
Liabilities--Note G                                                                                          (710,134)
                                                                                                         -------------
                                                                                                         $   (173,894)
                                                                                                         -------------
----------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                                        $  15,750,130
======================================================================================================================

  *See Note A in Notes to Financial Statements.
(1)The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.
(2)Security exempt from registration under Rule 144A of the Securities Act of 1993. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2000, the aggregate value of these securities was $674,890,000, representing 4.3% of net assets.
(3)All or part of security position is on loan to broker/dealers. See Note G in Notes to Financial Statements.
CDO--Collateralized Debt Obligation.



--------------------------------------------------------------------------------
AT DECEMBER 31, 2000, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                                          AMOUNT
                                                                           (000)
--------------------------------------------------------------------------------
Paid-in Capital                                                    $ 15,652,228
Undistributed Net Investment Income                                           0
Accumulated Net Realized Losses--Note E                                 (82,357)
Unrealized Appreciation--Note F                                         180,259
--------------------------------------------------------------------------------
NET ASSETS $15,750,130
================================================================================

Investor  Shares--Net  Assets Applicable to 1,122,207,044  outstanding
$.001 par value shares of beneficial interest
(unlimited authorization)                                          $ 11,180,128
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--INVESTOR SHARES $9.96
================================================================================

Institutional Shares--Net Assets Applicable to 458,706,057 outstanding
$.001 par value shares of beneficial interest
(unlimited authorization)                                          $  4,570,002
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--INSTITUTIONAL SHARES                    $       9.96
================================================================================

----------------------------------------------------------------------------------------------------------------------
                                                                                              FACE              MARKET
                                                                     MATURITY               AMOUNT              VALUE*
SHORT-TERM BOND INDEX FUND                     COUPON                    DATE                (000)               (000)
----------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (51.1%)
----------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (38.1%)
U.S. Treasury Bond                             9.375%               2/15/2006        $          50       $          59
U.S. Treasury Bond                             10.75%               5/15/2003                2,350               2,637
U.S. Treasury Bond                            11.125%               8/15/2003               25,500              29,154
U.S. Treasury Bond                            11.625%              11/15/2002               31,175              34,655
U.S. Treasury Bond                            11.875%              11/15/2003               23,400              27,510
U.S. Treasury Bond                             12.00%               5/15/2005                  450                 569
U.S. Treasury Bond                            12.375%               5/15/2004                8,850              10,791
U.S. Treasury Note                              5.25%               8/15/2003                1,200               1,203
U.S. Treasury Note                             5.625%    2/28/2001-12/31/2002               55,495              55,973
U.S. Treasury Note                              6.25%    10/31/2001-2/28/2002                1,925               1,938
U.S. Treasury Note                             6.375%               4/30/2002(3)            68,300              69,163
U.S. Treasury Note                              6.50%               8/15/2005                  675                 714
U.S. Treasury Note                             6.625%               4/30/2002               85,110              86,431
U.S. Treasury Note                              7.25%               5/15/2004               41,375              44,033
U.S. Treasury Note                              7.50%               5/15/2002(3)            26,400              27,135
U.S. Treasury Note                             7.875%              11/15/2004               81,000              88,684
U.S. Treasury Note                             13.75%               8/15/2004                7,775               9,949
                                                                                                         -------------
                                                                                                         $     490,598
                                                                                                         -------------

AGENCY NOTES (13.0%)
Federal Farm Credit Bank                        4.80%               11/6/2003               10,000               9,788
Federal Home Loan Bank                         4.875%               1/22/2002                1,500               1,486
Federal Home Loan Bank                         5.575%                9/2/2003                4,300               4,296
Federal Home Loan Bank                          5.60%                9/2/2003               10,000               9,996
Federal Home Loan Bank                         5.605%                3/3/2003                1,150               1,149
Federal Home Loan Bank                          5.63%                9/2/2003               10,000              10,003
Federal Home Loan Bank                          5.66%               1/13/2003               10,000              10,009
Federal Home Loan Bank                         5.675%               8/18/2003                3,000               3,004
Federal Home Loan Bank                          5.86%               4/28/2003                1,900               1,910
Federal Home Loan Bank                          7.31%               6/16/2004                1,250               1,312
Federal Home Loan Mortgage Corp.                4.75%              12/14/2001                  265                 262
Federal Home Loan Mortgage Corp.                5.00%               1/15/2004               50,500              49,611
Federal Home Loan Mortgage Corp.                5.75%               6/15/2001                  860                 859
Federal Home Loan Mortgage Corp.                5.89%               7/17/2003                7,000               6,962
Federal Home Loan Mortgage Corp.                6.52%                1/2/2002                   75                  76
Federal Home Loan Mortgage Corp.               6.875%               1/15/2005               16,000              16,652
Federal Home Loan Mortgage Corp.                7.00%               7/15/2005               14,000              14,690
Federal National Mortgage Assn.                5.125%               2/13/2004                  489                 482
Federal National Mortgage Assn.                5.625%               5/14/2004                  580                 579
Federal National Mortgage Assn.                 5.75%               4/15/2003                3,060               3,067
Federal National Mortgage Assn.                 5.90%                7/9/2003               13,800              13,726
Federal National Mortgage Assn.                 5.91%               8/25/2003                2,600               2,618
Federal National Mortgage Assn.                 5.96%               4/23/2003                1,200               1,195
Federal National Mortgage Assn.                 5.97%                7/3/2003                4,000               3,981
                                                                                                         -------------
                                                                                                         $     167,713
                                                                                                         -------------
----------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (COST $650,401)                                                                                        $     658,311
----------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (38.1%)
----------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (4.1%)
Advanta Mortgage Loan Trust                     6.21%              11/25/2016(1)     $       2,400       $       2,380
American Express Credit Card Master Trust       6.40%               4/15/2005(1)             1,030               1,038

----------------------------------------------------------------------------------------------------------------------
                                                                                              FACE              MARKET
                                                                     MATURITY               AMOUNT              VALUE*
SHORT-TERM BOND INDEX FUND                     COUPON                    DATE                (000)               (000)
----------------------------------------------------------------------------------------------------------------------
ARG Funding Corp.                               5.88%                3/6/2002(1)(2)  $       2,700       $       2,692
California Infrastructure & Econ. Dev. Bank
  SP Trust PG&E                                 6.31%                5/6/2005(1)             1,000               1,009
California Infrastructure & Econ. Dev. Bank
  SP Trust PG&E                                 6.38%                4/5/2005(1)            10,500              10,587
California Infrastructure & Econ. Dev. Bank
  SP Trust PG&E                                 6.42%               3/25/2005(1)             7,400               7,497
CIT RV Trust                                    5.96%               4/15/2011(1)             1,200               1,198
Citibank Credit Card Master Trust               5.30%                1/9/2006(1)               400                 394
Citibank Credit Card Master Trust               5.50%               2/15/2006(1)             1,000                 990
Discover Card Master Trust                      5.30%               8/15/2004(1)               260                 258
Discover Card Master Trust                      5.65%              11/15/2004(1)             3,200               3,181
Discover Card Master Trust                      5.90%              10/15/2004(1)               600                 600
First Bank Corp. Card Master Trust              6.40%               2/15/2003(1)             1,000               1,002
First USA Credit Card Master Trust              5.28%               9/18/2006(1)               245                 241
Ford Credit Auto Owner Trust                    7.40%               4/15/2005(1)             1,450               1,498
MBNA Master Credit Card Trust                   5.80%              12/15/2005(1)               300                 300
PECO Energy Transition Trust                    5.63%                3/1/2005(1)             4,400               4,372
PECO Energy Transition Trust                    5.80%                3/1/2007(1)             2,220               2,210
PP&L Transition Bonds                           6.96%              12/26/2005(1)             1,000               1,034
Providian Master Trust                          6.60%               4/15/2007(1)             7,000               7,072
Sears Credit Account Master Trust               6.35%               2/16/2007(1)             2,500               2,517
Sears Credit Account Master Trust               8.10%               6/15/2004(1)                10                  10
                                                                                                         -------------
                                                                                                         $      52,080
                                                                                                         -------------

FINANCE (15.2%)
American General Finance Corp.                  7.45%                7/1/2002                  425                 431
Aristar Inc.                                    6.30%               10/1/2002                1,000                 996
Associates Corp.                               5.875%               7/15/2002                2,000               1,986
Associates Corp.                                6.50%               8/15/2002                1,150               1,152
Associates Corp.                                6.50%              10/15/2002                1,250               1,254
Associates Corp.                                7.50%               4/15/2002                1,400               1,418
Associates Corp.                                7.75%               2/15/2005                4,300               4,496
Bank One Corp.                                 7.625%                8/1/2005                5,500               5,711
BankAmerica Corp.                              6.625%               6/15/2004                  800                 805
BankAmerica Corp.                              7.625%               6/15/2004                  870                 899
BankAmerica Corp.                               7.75%               7/15/2002                  250                 255
BankAmerica Corp.                              7.875%               12/1/2002                1,500               1,543
BankAmerica Corp.                              8.125%                2/1/2002                3,900               3,963
BankAmerica Corp.                              8.375%               3/15/2002                2,500               2,552
BankAmerica Corp.                              10.00%                2/1/2003                  700                 747
Bear Stearns & Co., Inc.                        6.20%               3/30/2003                3,455               3,426
Bradley Operating LP                            7.00%              11/15/2004                2,000               1,834
Cabot Industrial Properties LP                 7.125%                5/1/2004                  430                 429
Capital One Bank                                8.25%               6/15/2005                2,000               2,031
Case Credit Corp.                               6.15%                3/1/2002                4,500               3,375
Centerpoint Properties                          7.90%               1/15/2003                2,500               2,543
The Chase Manhattan Corp.                      7.625%               1/15/2003                2,000               2,045
The Chase Manhattan Corp.                       8.50%               2/15/2002                3,000               3,063
The Chase Manhattan Corp.                      8.625%                5/1/2002                1,000               1,028
Chemical Banking Corp.                          7.25%               9/15/2002                1,500               1,523
CIT Group Holdings, Inc.                        6.50%               6/14/2002                  165                 164
Citicorp                                       7.125%               3/15/2004                3,000               3,065
Citicorp                                       7.625%                5/1/2005                7,500               7,818

----------------------------------------------------------------------------------------------------------------------
                                                                                              FACE              MARKET
                                                                     MATURITY               AMOUNT              VALUE*
                                               COUPON                    DATE                (000)               (000)
----------------------------------------------------------------------------------------------------------------------
Citigroup Inc.                                  5.80%               3/15/2004        $         340       $         335
CNA Financial Corp.                             6.50%               4/15/2005                2,000               1,920
Commercial Credit Corp.                        7.875%               7/15/2004                2,000               2,088
CoreStates Capital Corp.                       6.625%               3/15/2005                2,400               2,378
Countrywide Funding                             8.25%               7/15/2002                1,250               1,275
Countrywide Home Loan                           7.45%               9/16/2003                4,500               4,573
Dean Witter, Discover & Co.                    6.875%                3/1/2003                  400                 406
Donaldson, Lufkin & Jenrette, Inc.              6.00%               12/1/2001                5,000               4,972
Donaldson, Lufkin & Jenrette, Inc.             6.875%               11/1/2005                4,000               4,048
Donaldson, Lufkin & Jenrette, Inc.              8.00%                3/1/2005                2,500               2,627
Equity Residential Properties                   6.55%              11/15/2001                1,350               1,345
Finova Capital Corp.                           5.875%              10/15/2001                1,750               1,216
Finova Capital Corp.                            7.25%               11/8/2004                5,500               3,300
First Chicago Corp.                            7.625%               1/15/2003                  600                 610
First Chicago Corp.                             8.25%               6/15/2002                1,345               1,378
First Union Corp.                               7.55%               8/18/2005                2,750               2,837
First Union Corp.                               8.00%              11/15/2002                2,000               2,045
First Union Corp.                              8.125%               6/24/2002                1,600               1,629
Fleet Boston Financial Corp.                    7.25%               9/15/2005                3,000               3,104
Fleet/Norstar Group                            8.125%                7/1/2004                  900                 946
Ford Motor Credit Co.                          6.625%               6/30/2003                1,500               1,499
Ford Motor Credit Co.                           7.50%               1/15/2003                1,525               1,554
Ford Motor Credit Co.                           8.20%               2/15/2002                1,900               1,936
General Electric Capital Corp.                  6.35%               9/15/2001                  300                 300
General Motors Acceptance Corp.                 5.50%              12/15/2001                  750                 746
General Motors Acceptance Corp.                 5.50%               1/14/2002                6,240               6,190
General Motors Acceptance Corp.                5.875%               1/22/2003                  400                 396
General Motors Acceptance Corp.                 6.75%              12/10/2002                5,000               5,034
Heller Financial Inc.                           8.00%               6/15/2005                2,000               2,071
Household Finance Corp.                        7.625%               1/15/2003                3,000               3,054
HRPT Properties Trust                           6.75%              12/18/2002                1,250               1,238
Lehman Brothers Holdings Inc.                   6.00%               2/26/2001                  130                 130
Lehman Brothers Holdings Inc.                   7.25%               4/15/2003                4,000               4,045
Lehman Brothers Holdings Inc.                   7.75%               1/15/2005                5,700               5,891
Mack-Cali Realty                                7.00%               3/15/2004                2,000               1,986
MBNA America Bank NA                            7.75%               9/15/2005                4,750               4,808
Mellon Bank                                     6.75%                6/1/2003                  225                 227
Merrill Lynch & Co., Inc.                       5.71%               1/15/2002                1,400               1,392
Merrill Lynch & Co., Inc.                       5.87%              11/15/2001                1,600               1,595
Merrill Lynch & Co., Inc.                       5.88%               1/15/2004                2,500               2,472
Merrill Lynch & Co., Inc.                       6.55%                8/1/2004                  100                 100
Merrill Lynch & Co., Inc.                       8.00%                2/1/2002                  400                 407
Morgan Stanley, Dean Witter & Co.              5.625%               1/20/2004                1,265               1,235
Morgan Stanley, Dean Witter & Co.              7.125%               1/15/2003                6,300               6,412
National Westminster Bancorp Inc.               9.45%                5/1/2001                  250                 252
NationsBank Corp.                              8.125%               6/15/2002                1,000               1,023
Norwest Financial, Inc.                         7.00%               1/15/2003                  110                 111
Norwest Financial, Inc.                        7.875%               2/15/2002                2,000               2,037
PaineWebber Group, Inc.                        6.375%               5/15/2004                2,500               2,495
PaineWebber Group, Inc.                        7.875%               2/15/2003                  250                 259
PNC Funding Corp.                               7.00%                9/1/2004                2,000               2,027
Republic New York Corp.                         7.75%               5/15/2002                  700                 712
Salomon Smith Barney Holdings Inc.             6.125%               1/15/2003                  125                 125

----------------------------------------------------------------------------------------------------------------------
                                                                                              FACE              MARKET
                                                                     MATURITY               AMOUNT              VALUE*
SHORT-TERM BOND INDEX FUND                     COUPON                    DATE                (000)               (000)
----------------------------------------------------------------------------------------------------------------------
Salomon Smith Barney Holdings Inc.              6.50%              10/15/2002        $       5,000       $       5,016
Salomon Smith Barney Holdings Inc.             6.875%               6/15/2005                3,300               3,343
Sears, Roebuck & Co. Acceptance Corp.           6.75%               9/15/2005                3,000               2,973
Simon DeBartolo Group, Inc.                     6.75%               7/15/2004                4,000               3,915
Spear, Leeds & Kellogg, LP                      8.25%               8/15/2005(2)             4,000               4,272
Summit Properties Inc.                          6.80%               8/15/2002                1,500               1,487
Synovus Financial Corp Notes                    7.25%              12/15/2005                1,350               1,364
Wells Fargo & Co.                               6.50%                9/3/2002                5,200               5,226
Wells Fargo & Co.                               8.75%                5/1/2002                1,000               1,031
                                                                                                         -------------
                                                                                                         $     195,970
                                                                                                         -------------
INDUSTRIAL (10.5%)
Alcoa Inc.                                      7.25%                8/1/2005                  750                 783
Applied Materials, Inc.                         8.00%                9/1/2004                  150                 156
Archer-Daniels-Midland Co.                      6.25%               5/15/2003                  250                 250
Black & Decker Corp.                            7.50%                4/1/2003                3,200               3,255
Clear Channel Communications                    7.25%               9/15/2003                9,000               9,094
Clear Channel Communications                   7.875%               6/15/2005                2,850               2,951
Comdisco Inc.                                   7.25%               9/20/2001                2,250               2,079
Conagra Inc.                                    7.50%               9/15/2005                3,250               3,388
Conoco Inc.                                     5.90%               4/15/2004                3,500               3,477
Continental Airlines, Inc. Pass-Through Trust   6.41%               4/15/2007(1)             1,574               1,528
Continental Cablevision                        8.875%               9/15/2005                5,400               5,757
CSX Corp.                                       7.05%                5/1/2002                2,000               2,006
CVS Corp.                                       5.50%               2/15/2004                4,000               3,873
Cyprus Minerals Co.                           10.125%                4/1/2002                1,500               1,556
Daimler-Chrysler North America Holding Corp.    6.90%                9/1/2004                5,000               4,972
Daimler-Chrysler North America Holding Corp.    7.40%               1/20/2005                3,000               3,020
Delta Air Lines Inc.                            7.70%              12/15/2005                5,000               4,993
Dillard's Inc.                                  5.79%              11/15/2001                2,000               1,833
E.I. du Pont de Nemours & Co.                   6.75%              10/15/2004                1,900               1,944
Federated Department Stores, Inc.               8.50%               6/15/2003                3,000               3,067
First Data Corp.                               6.625%                4/1/2003                4,200               4,245
Ford Capital BV                                9.875%               5/15/2002                1,520               1,580
Fred Meyer, Inc.                               7.375%                3/1/2005                2,000               2,060
Illinois Central Railroad Co.                   6.75%               5/15/2003                3,000               3,015
Lockheed Martin Corp.                           6.50%               4/15/2003                1,000               1,004
News America Holdings Inc.                      8.50%               2/15/2005                2,400               2,515
Norfolk Southern Corp.                         8.375%               5/15/2005                2,150               2,302
Pharmacia Corp.                                5.375%               12/1/2001                5,500               5,453
Philip Morris Cos., Inc.                        7.00%               7/15/2005                2,200               2,193
Phillips Petroleum Co.                          8.50%               5/25/2005                9,450              10,212
Praxair, Inc.                                   6.75%                3/1/2003                1,250               1,258
Raytheon Co.                                    5.70%               11/1/2003                4,375               4,280
Raytheon Co.                                    6.45%               8/15/2002                  300                 300
Raytheon Co.                                    7.90%                3/1/2003                4,000               4,108
Rohm & Haas Co.                                 6.95%               7/15/2004                4,000               4,045
Safeway Inc.                                   5.875%              11/15/2001                  750                 746
Safeway Inc.                                    6.85%               9/15/2004                3,500               3,528
Time Warner Entertainment                      9.625%                5/1/2002                2,054               2,137
Time Warner Inc.                                7.75%               6/15/2005                6,500               6,795
Time Warner Inc.                               7.975%               8/15/2004                3,000               3,128
Tyco International Group SA                    6.875%                9/5/2002                2,900               2,923
Tyco International Group SA                    6.125%               6/15/2001                  400                 399

----------------------------------------------------------------------------------------------------------------------
                                                                                              FACE              MARKET
                                                                     MATURITY               AMOUNT              VALUE*
                                               COUPON                    DATE                (000)               (000)
----------------------------------------------------------------------------------------------------------------------
Union Carbide Corp.                             6.75%                4/1/2003        $       2,000       $       2,009
Union Pacific Corp.                             7.60%                5/1/2005                3,200               3,333
Viacom Inc.                                     7.75%                6/1/2005                2,000               2,079
                                                                                                         -------------
                                                                                                         $     135,629
                                                                                                         -------------
UTILITIES (8.3%)
Arizona Public Service Co.                     5.875%               2/15/2004                  500                 491
Baltimore Gas & Electric Co.                    7.25%                7/1/2002                  200                 202
CMS Panhandle Holding Co.                      6.125%               3/15/2004                2,800               2,732
Coastal Corp.                                  8.125%               9/15/2002                1,700               1,743
Commonwealth Edison                            7.375%               9/15/2002                1,450               1,469
Commonwealth Edison                            7.375%               9/15/2002                1,500               1,532
Consolidated Edison Co. of New York, Inc.      6.625%                2/1/2002                  500                 499
Duke Energy Field Services                      7.50%               8/16/2005                3,500               3,635
Edison International                           6.875%               9/15/2004                2,900               2,410
El Paso Natural Gas                             6.75%              11/15/2003                2,525               2,548
Enron Corp.                                    7.625%               9/10/2004                1,000               1,040
Enron Corp.                                    9.125%                4/1/2003                2,000               2,108
Enterprise Products                             8.25%               3/15/2005                7,400               7,680
Florida Power & Light Co.                      6.625%                2/1/2003                  210                 211
Florida Power & Light Co.                      6.875%               12/1/2005                1,650               1,687
Keyspan Corp Notes                              7.25%              11/15/2005                1,500               1,560
KN Energy, Inc.                                 6.45%              11/30/2001                1,000                 996
KN Energy, Inc.                                 6.65%                3/1/2005                6,000               6,020
MCI Communications Corp.                        7.50%               8/20/2004                1,625               1,641
National Rural Utility Co.                      5.00%               10/1/2002                  800                 786
NRG Northeast Generating LLC                   8.065%                5/5/2002                2,109               2,123
Pacific Bell Telephone Co.                      7.00%               7/15/2004                3,175               3,254
Pacific Bell Telephone Co.                      7.25%                7/1/2002                  450                 458
Pacific Gas & Electric Co.                      6.25%                8/1/2003                1,000                 883
Pacific Gas & Electric Co.                     7.875%                3/1/2002                3,000               2,812
PPL Capital Funding                             7.75%               4/15/2005                5,800               5,897
Reliant Energy Resources                       8.125%               7/15/2005(2)             2,750               2,864
Sempra Energy                                   6.95%               12/1/2005                4,000               3,913
Sprint Capital Corp.                            6.50%              11/15/2001                6,500               6,506
Southern California Edison Co.                  7.20%               11/3/2003                2,250               1,918
TCI Communications Inc.                        6.375%                5/1/2003                2,300               2,267
TCI Communications, Inc.                        8.25%               1/15/2003                  400                 409
Texas Utilities Co.                            8.125%                2/1/2002                  600                 609
Union Electric Power Co.                        7.65%               7/15/2003                3,000               3,091
US West Capital Funding, Inc.                  6.125%               7/15/2002                4,000               3,968
US West Communications Inc.                     7.20%               11/1/2004                1,000               1,019
US West Communications Inc.                    7.625%                6/9/2003                1,700               1,738
Verizon Global Funding Corp.                    6.75%               12/1/2005(2)             5,700               5,739
Virginia Electric & Power Co.                  6.625%                4/1/2003                3,000               3,036
WorldCom Inc.                                   6.25%               8/15/2003                3,000               2,941
WorldCom Inc.                                  7.375%               1/15/2006(2)             4,700               4,688
WorldCom Inc.                                   7.55%                4/1/2004                  650                 657
WorldCom Inc.                                  7.875%               5/15/2003                1,050               1,067
Yosemite Security Trust                         8.25%              11/15/2004(2)             3,225               3,339
                                                                                                         -------------
                                                                                                         $     106,186
                                                                                                         -------------
----------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
  (COST $495,842)                                                                                        $     489,865
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                              FACE              MARKET
                                                                     MATURITY               AMOUNT              VALUE*
SHORT-TERM BOND INDEX FUND                     COUPON                    DATE                (000)               (000)
----------------------------------------------------------------------------------------------------------------------
FOREIGN AND INTERNATIONAL AGENCY BONDS (U.S. DOLLAR-DENOMINATED)(9.0%)
----------------------------------------------------------------------------------------------------------------------
Bank of Nova Scotia                            6.875%                5/1/2003        $         750       $         753
British Telecommunications PLC                 7.625%              12/15/2005                5,750               5,818
Cemex SA De CV                                 8.625%               7/18/2003(2)             9,800               9,849
China Telecom                                  7.875%               11/2/2004                4,900               5,057
Grupo Televisa SA                              8.625%                8/8/2005(2)             5,000               4,975
Hanson Overseas                                7.375%               1/15/2003                1,250               1,266
Korea Electric Power                           6.375%               12/1/2003                  310                 303
Korea Electric Power                            7.00%                2/1/2007                1,650               1,571
Korean Development Bank                        6.625%              11/21/2003                3,775               3,730
Korean Development Bank                        7.125%               4/22/2004                7,400               7,323
Lafarge Corp.                                  6.375%               7/15/2005                4,500               4,294
Noranda, Inc.                                   7.00%               7/15/2005                3,000               2,968
Noranda, Inc.                                  8.125%               6/15/2004                1,000               1,030
Noranda, Inc.                                  8.625%               7/15/2002                  500                 510
Petro Geo-Services                              6.25%              11/19/2003                3,000               2,923
Petroliam Nasional Bhd.                        8.875%                8/1/2004(2)             2,000               2,122
Pohang Iron & Steel Co. Ltd.                   7.125%               7/15/2004                1,000                 991
Pohang Iron & Steel Co. Ltd.                   7.375%               5/15/2005(3)             5,000               4,973
Province of Manitoba                           6.875%               9/15/2002                3,500               3,561
Province of Manitoba                            7.75%                2/1/2002                1,500               1,528
Province of Ontario                            7.625%               6/22/2004                5,000               5,255
Province of Ontario                             7.75%                6/4/2002                  550                 562
Province of Saskatchewan                       6.625%               7/15/2003                4,500               4,564
Province of Saskatchewan                        8.00%               7/15/2004                3,900               4,148
Republic of Finland                            7.875%               7/28/2004                3,500               3,729
Samsung Electronics America                     9.75%                5/1/2003(2)             2,000               2,086
Swiss Bank Corp.                                6.75%               7/15/2005                2,000               2,027
Telecomunicaciones de Puerto Rico               6.15%               5/15/2002                3,200               3,167
Telefonica de Argentina                       11.875%               11/1/2004                4,000               4,060
Telefonica Europe BV                            7.35%               9/15/2005                2,000               2,023
United Mexican States                          7.413%              12/31/2019               10,000               9,950
United Mexican States                          9.875%               1/15/2007                  500                 532
Vodafone AirTouch PLC                          7.625%               2/15/2005                8,000               8,266
----------------------------------------------------------------------------------------------------------------------
TOTAL FOREIGN AND INTERNATIONAL AGENCY BONDS
  (COST $108,709)                                                                                        $     115,914
----------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (4.7%)
----------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations
  in a Pooled Cash Account--Note G        6.10%-6.12%                1/2/2001               52,667       $      52,667
Collateralized by U.S. Government Obligations
  in a Pooled Cash Account                      6.14%                1/2/2001                8,036               8,036
----------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $60,703)                                                                                         $      60,703
----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (102.9%)
  (COST $1,315,655)                                                                                      $   1,324,793
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                                                MARKET
                                                                                                                VALUE*
                                                                                                                 (000)
----------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES--NET (-2.9%)                                                                     (37,895)
----------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------------------------------------------------------------
Applicable to 129,154,132 outstanding $.001 par value shares
  of beneficial interest (unlimited authorization)                                                       $  1,286,898
======================================================================================================================

NET ASSET VALUE PER SHARE                                                                                $       9.96
======================================================================================================================
   *See Note A in Notes to Financial Statements.
(1)The  average  maturity  is  shorter  than the  final  maturity  shown  due to scheduled interim principal payments.
(2)Security  exempt from  registration  under Rule 144A of the Securities Act of
   1993.These securities may be sold in transactions  exempt from  registration, normally to qualified  institutional buyers. At December 31, 2000, the aggregate value of these securities was $42,319,000, representing 3.3%
   of net assets.
(3)All or part of security position is on loan to broker/dealers. See Note G in
   Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
----------------------------------------------------------------------------------------------------------------------
ASSETS
  Investments in Securities, at Value                                                                    $  1,324,793
  Receivables for Investment Securities Sold                                                                   54,926
  Other Assets--Note B                                                                                         28,828
                                                                                                         -------------
    Total Assets                                                                                         $  1,408,547
                                                                                                         -------------
LIABILITIES
  Payables for Investment Securities Purchased                                                                 64,559
  Security Lending Collateral Payable to Brokers--Note G                                                       52,667
  Other Liabilities                                                                                             4,423
                                                                                                         -------------
    Total Liabilities                                                                                    $    121,649
                                                                                                         -------------
----------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                               $   1,286,898
======================================================================================================================


----------------------------------------------------------------------------
AT DECEMBER 31, 2000, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------------
                                                      AMOUNT            PER
                                                       (000)          SHARE
----------------------------------------------------------------------------
Paid-in Capital                                 $  1,282,128        $  9.92
Undistributed Net Investment Income                       --             --
Accumulated Net Realized Losses--Note E               (4,368)          (.03)
Unrealized Appreciation--Note F                        9,138            .07
----------------------------------------------------------------------------
NET ASSETS                                      $  1,286,898        $  9.96
============================================================================

----------------------------------------------------------------------------------------------------------------------
                                                                                              FACE              MARKET
                                                                     MATURITY               AMOUNT              VALUE*
INTERMEDIATE-TERM BOND INDEX FUND              COUPON                    DATE                (000)               (000)
----------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (44.1%)
======================================--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (30.8%)
U.S. Treasury Bond                              5.50%               5/15/2009(3)     $       7,340       $       7,493
U.S. Treasury Bond                            10.375%              11/15/2012              135,425             174,335
U.S. Treasury Bond                             10.75%               8/15/2005                1,000               1,227
U.S. Treasury Bond                             12.75%              11/15/2010               13,450              17,675
U.S. Treasury Bond                             13.25%               5/15/2014               34,025              52,041
U.S. Treasury Note                             5.625%               5/15/2008                6,075               6,240
U.S. Treasury Note                              6.00%               8/15/2009(3)           114,075             120,400
U.S. Treasury Note                              6.50%    8/15/2005-10/15/2006               14,385              15,270
U.S. Treasury Note                              7.00%               7/15/2006(3)           100,700             109,587
U.S. Treasury Note                             7.875%              11/15/2004                1,275               1,396
                                                                                                         -------------
                                                                                                         $     505,664
                                                                                                         -------------
AGENCY NOTES (13.3%)
Federal Home Loan Bank                          5.79%               4/27/2009               10,000               9,833
Federal Home Loan Bank                         5.865%                9/2/2008               10,000               9,955
Federal Home Loan Bank                          5.88%              11/25/2008                5,000               4,805
Federal Home Loan Bank                         5.925%                4/9/2008                4,000               3,997
Federal Home Loan Bank                          6.50%               8/15/2007               27,800              28,675
Federal Home Loan Bank                         7.625%               5/14/2010(3)            42,000              46,540
Federal Home Loan Mortgage Corp.                6.13%               2/12/2009                7,000               6,764
Federal Home Loan Mortgage Corp.                6.45%               4/29/2009               25,000              24,452
Federal National Mortgage Assn.                 5.64%              12/10/2008               10,380               9,857
Federal National Mortgage Assn.                 6.09%               2/20/2009               10,000               9,646
Federal National Mortgage Assn.                 6.18%               2/19/2009                3,000               2,905
Federal National Mortgage Assn.                 6.19%                7/7/2008                4,325               4,221
Federal National Mortgage Assn.                 6.40%               5/14/2009(3)            20,000              19,767
Federal National Mortgage Assn.                 6.52%                3/5/2008               19,075              18,846
Tennessee Valley Auth.                         5.375%              11/13/2008               18,503              17,822
                                                                                                         -------------
                                                                                                         $     218,085
                                                                                                         -------------
----------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (COST $700,735)                                                                                        $     723,749
----------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (42.3%)
----------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (1.8%)
Citibank Credit Card Master Trust              5.875%               3/10/2011(1)     $       7,500       $       7,288
Mach One CDO Series                             6.70%               3/15/2030(1)             2,478               2,455
Private Export Funding Corp.                    7.20%               1/15/2010                9,900              10,671
PECO Energy Transition Trust                    6.05%                7/5/2006(1)             9,000               8,957
                                                                                                         -------------
                                                                                                         $      29,371
                                                                                                         -------------
FINANCE (15.8%)
Allstate Corp.                                  7.20%               12/1/2009                8,000               8,194
Avalon Bay Properties, Inc.                     7.50%              12/15/2010                5,820               5,896
Bank of America Corp.                          9.375%               9/15/2009               10,447              11,908
Bank of New York                                7.30%               12/1/2009                8,000               8,177
Bank One Corp.                                  6.00%               2/17/2009                5,000               4,618
BankAmerica Corp.                               6.20%               2/15/2006                1,600               1,571
BankAmerica Corp.                              7.125%                5/1/2006                1,750               1,787
BankBoston NA                                  6.375%               3/25/2008                7,050               6,817
Bear Stearns & Co., Inc.                        6.75%              12/15/2007                3,000               2,930
Bear Stearns & Co., Inc.                       7.625%               12/7/2009                6,000               6,090
BNP Paribas Capital Trust                      9.003%              10/27/2010(2)             3,250               3,347
The Chase Manhattan Corp.                       6.00%               11/1/2005                1,610               1,579
The Chase Manhattan Corp.                      6.375%                4/1/2008                8,500               8,219

----------------------------------------------------------------------------------------------------------------------
                                                                                              FACE              MARKET
                                                                     MATURITY               AMOUNT              VALUE*
                                               COUPON                    DATE                (000)               (000)
----------------------------------------------------------------------------------------------------------------------
The Chase Manhattan Corp.                       6.50%                8/1/2005                1,200               1,202
The Chase Manhattan Corp.                      7.125%                2/1/2007                1,650               1,663
Chemical Bank Corp.                            6.125%               11/1/2008                  500                 475
Citicorp Inc.                                   7.25%               10/1/2010               10,600              10,964
Citicorp Lease Pass-Through Trust               7.22%                6/4/2004(1)(2)            684                 694
Citicorp Lease Pass-Through Trust               8.04%              12/15/2019                2,100               2,134
Conseco Inc.                                    9.00%              10/15/2006                6,750               4,792
Countrywide Home Loan                          6.935%               7/16/2007                1,490               1,460
DBS Group Holdings Ltd.                        7.875%               4/15/2010(2)             2,000               2,102
Donaldson, Lufkin & Jenrette, Inc.              6.50%                6/1/2008                3,000               2,895
Equitable Cos. Inc.                             6.50%                4/1/2008                2,000               1,936
Fleet Financial Group, Inc.                    7.125%               4/15/2006                1,300               1,317
Ford Motor Credit Co.                           5.80%               1/12/2009               10,000               9,055
Ford Motor Credit Co.                          7.375%              10/28/2009                6,000               6,008
Ford Motor Credit Co.                           7.75%               3/15/2005                  115                 119
General Electric Capital Corp.                 7.375%               1/19/2010                2,000               2,153
General Electric Capital Corp.                  8.85%                3/1/2007                5,000               5,698
General Motors Acceptance Corp.                6.125%               1/22/2008                5,000               4,714
General Motors Acceptance Corp.                 7.75%               1/19/2010               11,200              11,520
Household Finance Corp.                         6.40%               6/17/2008                3,785               3,602
Household Finance Corp.                         6.45%                2/1/2009                   70                  66
Household Finance Corp.                         7.65%               5/15/2007                1,000               1,025
ING Capital Funding Trust III                  8.439%              12/31/2010                5,500               5,569
John Hancock Global Funding II Notes            7.90%                7/2/2010(2)             5,000               5,394
Lehman Brothers Holdings Inc.                  6.625%                2/5/2006                5,260               5,179
Lehman Brothers Holdings Inc.                  6.625%               2/15/2008                5,500               5,272
Lehman Brothers Holdings Inc.                  7.375%               1/15/2007                5,000               5,033
Liberty Financial Co.                           6.75%              11/15/2008                6,000               5,664
Mack-Cali Realty                                7.25%               3/15/2009                2,000               1,956
Manufacturers & Traders Bank                    8.00%               10/1/2010                1,600               1,670
Mellon Bank NA                                  6.50%                8/1/2005                3,000               3,010
Merrill Lynch & Co.                             6.00%               2/17/2009               10,000               9,416
MONY Group Inc.                                 8.35%               3/15/2010                9,600              10,016
Morgan Stanley, Dean Witter Discover & Co.      7.20%               9/15/2010                8,900               9,269
NAC Re Corp.                                    7.15%              11/15/2005                2,500               2,537
NationsBank Corp.                               6.50%               3/15/2006                5,900               5,862
Prudential Insurance Co. of America            6.375%               7/23/2006(2)             2,000               1,939
Realty Income Corp.                             7.75%                5/6/2007                2,000               1,943
Reckson Operating Partnership LP                7.75%               3/15/2009                1,800               1,793
Republic New York Corp.                         7.75%               5/15/2009                2,400               2,469
Sears, Roebuck & Co. Acceptance Corp.          6.125%               1/15/2006                  150                 145
Summit Properties Inc.                          7.20%               8/15/2007                  550                 529
SunTrust Bank Atlanta                           7.25%               9/15/2006                1,000               1,016
SunTrust Banks, Inc.                            6.25%                6/1/2008                2,000               1,913
SunTrust Banks, Inc.                           7.375%                7/1/2006                4,500               4,599
Susa Partnership LP                             7.00%               12/1/2007                3,000               2,872
UBS Preferred Funding Trust I                  8.622%               10/1/2010                4,450               4,672
US Bank NA Minnesota                            5.70%              12/15/2008                2,000               1,836
US Bank NA Minnesota                            6.50%                2/1/2008                5,000               4,845
Wachovia Corp.                                 5.625%              12/15/2008                1,350               1,220
Wachovia Corp.                                  6.25%                8/4/2008                5,400               5,100
Wachovia Corp.                                 6.625%              11/15/2006                  250                 246
                                                                                                         -------------
                                                                                                         $     259,711
                                                                                                         -------------

----------------------------------------------------------------------------------------------------------------------
                                                                                              FACE              MARKET
                                                                     MATURITY               AMOUNT              VALUE*
INTERMEDIATE-TERM BOND INDEX FUND              COUPON                    DATE                (000)               (000)
----------------------------------------------------------------------------------------------------------------------
INDUSTRIAL (15.9%)
Alcoa Inc.                                     7.375%                8/1/2010        $       1,400       $       1,480
Allied Signal Inc.                              6.20%                2/1/2008                3,700               3,648
American Airlines Inc.                         7.024%              10/15/2009                7,800               7,933
Anheuser-Busch Cos., Inc.                       7.10%               6/15/2007(1)             3,400               3,515
Ashland Inc.                                    6.86%                5/1/2009                7,500               7,268
Baker Hughes Inc.                               6.25%               1/15/2009                7,500               7,369
Borg-Warner Automotive                          6.50%               2/15/2009                6,000               4,819
Burlington Northern Santa Fe Corp.             6.375%              12/15/2005                3,000               2,974
Burlington Northern Sante Fe Corp.              9.25%               10/1/2006                2,000               2,221
C.R. Bard, Inc.                                 6.70%               12/1/2026                2,300               2,250
Caterpillar, Inc.                               9.00%               4/15/2006                  600                 666
Caterpillar, Inc.                              9.375%               8/15/2011                1,550               1,840
Clear Channel Communications                    7.65%               9/15/2010                4,500               4,582
Comcast Cablevision                            8.375%                5/1/2007                4,500               4,815
Conoco Inc.                                     6.35%               4/15/2009               10,000               9,928
Continental Airlines, Inc.
  (Equipment Trust Certificates)               6.648%               3/15/2019                2,273               2,145
Cox Communication Inc.                          7.75%               11/1/2010                3,100               3,216
Cox Enterprises                                7.875%               9/15/2010(2)             4,500               4,576
CSX Corp.                                       9.00%               8/15/2006                2,600               2,825
Delta Air Lines, Inc.                           7.90%              12/15/2009                8,600               8,249
Delta Air Lines, Inc.
  (Equipment Trust Certificates)                8.54%                1/2/2007(1)               421                 427
ERAC USA Finance Co.                            7.95%              12/15/2009(2)             4,000               4,035
Falconbridge Ltd.                               7.35%               11/1/2006                1,500               1,489
First Data Corp.                               6.375%              12/15/2007                3,500               3,450
Ford Capital BV                                 9.50%                6/1/2010                  180                 207
Fort James Corp.                               6.875%               9/15/2007                5,000               4,438
Harrahs Operating Co., Inc.                     7.50%               1/15/2009                5,000               4,908
Imperial Tobacco                               7.125%                4/1/2009                3,775               3,597
International Business Machines Corp.           6.45%                8/1/2007                4,000               3,976
International Paper Co.                        7.875%                8/1/2006                   35                  36
Kroger Co.                                     7.625%               9/15/2006                8,000               8,306
Kroger Co.                                      7.65%               4/15/2007                  530                 550
Kroger Co.                                      8.05%                2/1/2010                  700                 753
Kroger Co.                                      8.15%               7/15/2006                3,800               4,034
Lockheed Martin Corp.                           7.70%               6/15/2008                3,800               4,017
Motorola Inc.                                  7.625%              11/15/2010                3,000               3,107
Noble Drilling Corp.                            6.95%               3/15/2009                4,000               4,034
Norfolk Southern Corp.                          7.40%               9/15/2006                4,545               4,686
Northrop Grumman Corp.                          7.00%                3/1/2006                3,500               3,527
NRG Energy Inc.                                 8.25%               9/15/2010               10,000              10,430
Pharmacia Corp.                                 5.75%               12/1/2005                6,000               5,898
Phillips Petroleum Co.                          8.75%               5/25/2010               13,500              15,393
Praxair, Inc.                                   6.90%               11/1/2006                3,900               3,910
Raytheon Co.                                    6.75%               8/15/2007                8,100               8,052
Raytheon Co.                                    8.30%                3/1/2010                6,000               6,532
Republic Service Inc.                          7.125%               5/15/2009                2,350               2,245
Safeway Inc.                                    7.00%               9/15/2007                2,700               2,734
Texaco Capital Inc.                             5.50%               1/15/2009                3,000               2,867
Texaco Capital Inc.                             5.70%               12/1/2008                5,000               4,827
Texas Instruments Inc.                         6.125%                2/1/2006                3,100               3,036
Time Warner Inc.                                7.48%               1/15/2008                2,050               2,120
Time Warner Inc.                                8.18%               8/15/2007                2,250               2,411

----------------------------------------------------------------------------------------------------------------------
                                                                                              FACE              MARKET
                                                                     MATURITY               AMOUNT              VALUE*
                                               COUPON                    DATE                (000)               (000)
----------------------------------------------------------------------------------------------------------------------
Tosco Corp.                                     7.25%                1/1/2007                3,000               3,071
Union Carbide Corp.                             6.70%                4/1/2009                7,000               6,920
Union Oil Co. of California                    9.125%               2/15/2006                9,000               9,923
Union Pacific Corp.                             6.40%                2/1/2006               10,965              10,849
US Airways Pass-Through Trust                   8.11%               2/20/2017                7,000               7,391
Viacom Inc.                                     7.70%               7/30/2010                7,250               7,609
                                                                                                         -------------
                                                                                                         $     262,114
                                                                                                         -------------
UTILITIES (8.8%)
Ameritech Capital Funding                       6.15%               1/15/2008                6,000               5,749
CMS Panhandle Holding Co.                       6.50%               7/15/2009                7,000               6,539
Coastal Corp.                                  6.375%                2/1/2009                5,000               4,806
Coastal Corp.                                   6.50%               5/15/2006                5,280               5,217
Coastal Corp.                                   6.50%                6/1/2008                  500                 485
Dominion Resources Inc.                        8.125%               6/15/2010                1,500               1,629
El Paso Energy Corp.                            6.75%               5/15/2009                9,000               8,896
Enron Corp.                                     6.75%                8/1/2009                4,500               4,491
Enron Corp.                                    6.875%              10/15/2007                1,500               1,513
Enron Corp.                                    7.125%               5/15/2007                2,546               2,599
FPL Group Capital, Inc.                        7.625%               9/15/2006               10,000              10,495
GTE Northwest Inc.                              5.55%              10/15/2008                3,000               2,740
GTE South Inc.                                 6.125%               6/15/2007                2,000               1,940
HNG Internorth                                 9.625%               3/15/2006                2,000               2,261
MCI Communications Corp.                        6.50%               4/15/2010                2,150               1,959
National Rural Utility Co.                      6.20%                2/1/2008                4,850               4,583
National Rural Utility Co.                      6.42%                5/1/2008                3,000               2,925
New York Telephone Co.                         6.125%               1/15/2010                7,000               6,634
PP&L Resources Inc.                             6.55%                3/1/2006                1,325               1,314
Southern California Edison Co.                 6.375%               1/15/2006                3,000               2,273
Southwestern Bell Telephone Co.                6.625%               7/15/2007                6,000               5,942
Texas Utility Co.                               7.17%                8/1/2007                3,500               3,555
Union Electric Power Co.                        6.75%                5/1/2008                  120                 118
Verizon Global Funding                          7.25%               12/1/2010(2)            13,000              13,172
WorldCom Inc.                                   8.00%               5/15/2006               27,000              27,506
XCEL Energy Inc.                                7.00%               12/1/2010               15,000              14,988
                                                                                                         -------------
                                                                                                         $     144,329
                                                                                                         -------------
----------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
  (COST $694,824)                                                                                        $     695,525
----------------------------------------------------------------------------------------------------------------------
FOREIGN AND INTERNATIONAL AGENCY BONDS (U.S. Dollar-Denominated)(11.0%)
----------------------------------------------------------------------------------------------------------------------
ABN-AMRO Bank                                  7.125%               6/18/2007        $       5,000       $       5,107
Ahold Finance USA Inc.                          6.25%                5/1/2009                8,000               7,462
Ahold Finance USA Inc.                          8.25%               7/15/2010                1,500               1,592
Barclays Bank PLC                               8.55%               6/15/2011(2)             3,000               3,132
British Telecommunications PLC                 8.125%              12/15/2010                9,000               9,130
Celulosa Arauco                                8.625%               8/15/2010                1,750               1,768
CIA Radiocomunic Moviles                        9.25%               5/8/2008(2)                500                 410
The Development Bank of Singapore Ltd.         7.875%               8/10/2009(2)             2,400               2,524
Embotelladora Andina SA                        7.875%               10/1/2097                1,000                 757
Grand Metropolitan Investment Corp.             9.00%               8/15/2011                3,000               3,515
Inter-American Development Bank                5.375%              11/15/2008                7,400               7,121
Israel Electric Corp.                           7.75%                3/1/2009(2)             2,250               2,235
Korea Development Bank                          6.75%               12/1/2005                2,000               1,939
Korea Electric Power                            7.00%                2/1/2007                8,920               8,492
Korea Electric Power                            7.75%                4/1/2013                1,500               1,458

----------------------------------------------------------------------------------------------------------------------
                                                                                              FACE              MARKET
                                                                     MATURITY               AMOUNT              VALUE*
INTERMEDIATE-TERM BOND INDEX FUND              COUPON                    DATE                (000)               (000)
----------------------------------------------------------------------------------------------------------------------
Malaysia                                        8.75%                6/1/2009               12,050              13,084
Marconi Corp. PLC                               7.75%               9/15/2010                8,900               8,599
Pemex Finance Ltd.                              9.69%                4/1/2007(1)             5,000               5,392
Petro Geo-Services                             6.625%               3/30/2008                5,325               5,068
Petro Geo-Services                              7.50%               3/31/2007                4,830               4,835
Province of British Columbia                   5.375%              10/29/2008                7,000               6,699
Province of Quebec                              5.75%               2/15/2009               10,000               9,653
Province of Saskatchewan                       7.125%               3/15/2008                  600                 626
Republic of Chile                              6.875%               4/28/2009                6,000               5,838
Republic of South Africa                       9.125%               5/19/2009                2,825               2,843
The State of Qatar                              9.50%               5/21/2009(2)             3,600               3,821
Swiss Bank Corp.                                7.25%                9/1/2006                4,000               4,112
Telecomunicaciones de Puerto Rico               6.65%               5/15/2006                2,400               2,330
Telefonica de Argentina                        9.125%                5/7/2008(2)             1,000                 865
Telefonica Europe BV                            7.75%               9/15/2010                8,500               8,636
Toronto-Dominion Bank                           6.50%               8/15/2008                3,000               2,905
TPSA Finance BV                                 7.75%              12/10/2008(2)             6,045               5,783
United Mexican States                          9.875%                2/1/2010               24,500              26,399
Vodafone AirTouch PLC                           7.75%               2/15/2010                5,700               5,883
----------------------------------------------------------------------------------------------------------------------
TOTAL FOREIGN AND INTERNATIONAL AGENCY BONDS
  (COST $178,382)                                                                                        $     180,013
----------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (8.5%)
----------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations
  in a Pooled Cash Account--Note G        6.10%-6.12%                1/2/2001        $     119,928       $     119,928
Collateralized by U.S. Government Obligations
in a Pooled Cash Account                        6.14%                1/2/2001               19,778              19,778
----------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $139,706)                                                                                        $     139,706
----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (105.9%)
  (COST $1,713,647)                                                                                      $   1,738,993
----------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-5.9%)
----------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                     $     35,579
Security Lending Collateral Payable to Brokers--Note G                                                       (119,928)
Other Liabilities                                                                                             (13,111)
                                                                                                         -------------
                                                                                                         $    (97,460)
                                                                                                         -------------
----------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------------------------------------------------------------
Applicable to 163,830,094 outstanding $.001 par value shares of beneficial
  interest (unlimited authorization)                                                                     $   1,641,533
======================================================================================================================

NET ASSET VALUE PER SHARE                                                                                $       10.02
======================================================================================================================

  *See Note A in Notes to Financial Statements.
(1)The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.
(2)Security exempt from registration under Rule 144A of the Securities Act of 1993.These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2000, the aggregate value of these securities was $54,029,000, representing 3.3% of net assets.
(3)All or part of security position is on loan to broker/dealers. See Note G in Notes to Financial Statements.
CDO--Collateralized Debt Obligation.

------------------------------------------------------------------------------
                                                             AMOUNT       PER
                                                              (000)     SHARE
------------------------------------------------------------------------------
AT DECEMBER 31, 2000, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------
Paid-in Capital                                         $ 1,648,382   $ 10.06
Undistributed Net Investment Income                              --        --
Accumulated Net Realized Losses--Note E                     (32,195)     (.20)
Unrealized Appreciation--Note F                              25,346       .16
------------------------------------------------------------------------------
NET ASSETS                                              $ 1,641,533   $ 10.02
==============================================================================

----------------------------------------------------------------------------------------------------------------------
                                                                                              FACE              MARKET
                                                                     MATURITY               AMOUNT              VALUE*
LONG-TERM BOND INDEX FUND                      COUPON                    DATE                (000)               (000)
----------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (60.8%)
----------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (54.1%)
U.S. Treasury Bond                             6.625%               2/15/2027        $      18,620       $      21,256
U.S. Treasury Bond                              6.75%               8/15/2026               11,845              13,690
U.S. Treasury Bond                              7.50%              11/15/2024(3)             3,835               4,786
U.S. Treasury Bond                             7.625%              11/15/2022               35,420              44,400
U.S. Treasury Bond                              8.00%              11/15/2021               12,185              15,764
U.S. Treasury Bond                             8.125%     8/15/2019-8/15/2021               25,830              33,631
U.S. Treasury Bond                              8.50%               2/15/2020                  900               1,207
U.S. Treasury Bond                              8.75%     5/15/2017-8/15/2020               10,415              14,286
U.S. Treasury Bond                             8.875%     8/15/2017-2/15/2019               11,140              15,179
U.S. Treasury Bond                              9.25%               2/15/2016                  810               1,118
U.S. Treasury Bond                             9.875%              11/15/2015                6,825               9,836
U.S. Treasury Bond                            10.375%   11/15/2009-11/15/2012                2,150               2,648
U.S. Treasury Bond                            10.625%               8/15/2015                4,505               6,813
U.S. Treasury Bond                             10.75%               8/15/2005                2,450               3,007
U.S. Treasury Bond                             11.25%               2/15/2015               23,065              36,071
U.S. Treasury Bond                             12.75%              11/15/2010                  775               1,018
U.S. Treasury Note                             6.125%               8/15/2007                  675                 711
                                                                                                         -------------
                                                                                                         $     225,421
                                                                                                         -------------

AGENCY NOTES (6.7%)
Federal National Mortgage Assn.                 6.25%               5/15/2029                  500                 500
Federal National Mortgage Assn.                7.125%               1/15/2030                9,665               10,817
Tennessee Valley Auth.                          6.25%              12/15/2017                1,100               1,051
Tennessee Valley Auth.                          6.75%               11/1/2025                2,500               2,570
Tennessee Valley Auth.                         6.875%              12/15/2043                3,000               2,886
Tennessee Valley Auth.                         7.125%                5/1/2030                9,000              10,070
                                                                                                         -------------
                                                                                                         $      27,894
                                                                                                         -------------
----------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (COST $235,080)                                                                                        $     253,315
----------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (26.0%)
----------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (0.1%)
Citicorp Lease Pass-Through Trust               7.22%                6/4/2004(1)(2)            137                 139
Citicorp Lease Pass-Through Trust               8.04%              12/15/2019(1)               450                 457
                                                                                                         -------------
                                                                                                         $         596
                                                                                                         -------------

FINANCE (5.6%)
American General Capital II                     8.50%                7/1/2030                1,000               1,022
Bank of America Instit-A                        8.07%              12/31/2026(2)             1,500               1,395
Bank of New York Capital I                      7.97%              12/31/2026                  375                 352
BT Capital Trust B                              7.90%               1/15/2027                  200                 178
Chase Capital I                                 7.67%               12/1/2026                1,900               1,735
CIGNA Corp.                                    7.875%               5/15/2027                  175                 173
CIGNA Corp.                                     8.30%               1/15/2033                  500                 516
Citicorp Capital II                            8.015%               2/15/2027                  450                 427
Dean Witter, Discover & Co.                     6.75%              10/15/2013                  200                 195
Equitable Companies Inc.                        7.00%                4/1/2028                  200                180
First Union Bank NA                             8.00%              12/15/2026(2)             2,000               1,781
Fleet Capital Trust II                          7.92%              12/11/2026                  400                 368
Ford Motor Credit Co.                          6.375%                2/1/2029                1,500               1,217
General Electric Capital Corp.                  6.90%               9/15/2015                1,000               1,015
HSBC Capital Funding                          10.176%              12/29/2049(2)             1,000               1,149
Jackson National Life Insurance Co.             8.15%               3/15/2027(2)             1,000                 975
Manufacturers & Traders Bank                    8.00%               10/1/2010                  400                 417

----------------------------------------------------------------------------------------------------------------------
                                                                                              FACE              MARKET
                                                                     MATURITY               AMOUNT              VALUE*
                                               COUPON                    DATE                (000)               (000)
----------------------------------------------------------------------------------------------------------------------
Mellon Capital II                              7.995%               1/15/2027                2,100               1,989
Merrill Lynch & Co.                            6.875%              11/15/2018                1,250               1,170
NationsBank Corp.                               7.25%              10/15/2025                  375                 349
NB Capital Trust IV                             8.25%               4/15/2027                  400                 379
Norwest Corp.                                   6.65%              10/15/2023                   60                  53
PNC Funding Corp.                               7.95%              12/15/2026(2)             1,000                 918
Progressive Corp.                              6.625%                3/1/2029                1,000                 803
Security Capital Pacific Trust                  8.05%                4/1/2017                  200                 192
Spieker Properties Inc.                         7.50%               10/1/2027                  300                 276
SunTrust Capital                                7.90%               6/15/2027                  750                 695
Susa Partnership                                7.50%               12/1/2027                  400                 339
Travelers Property Casualty Corp.               7.75%               4/15/2026                  275                 276
UBS Preferred Funding Trust I                  8.622%               10/1/2010                1,700               1,785
US Bancorp                                      8.27%              12/15/2026                  750                 717
Wells Fargo Capital I                           7.96%              12/15/2026                  400                 379
                                                                                                         -------------
                                                                                                         $      23,415
                                                                                                         -------------

INDUSTRIAL (14.1%)
Anadarko Petroleum Corp.                        7.20%               3/15/2029                2,000               1,961
Anheuser-Busch Cos., Inc.                       6.75%              12/15/2027                  250                 248
Anheuser-Busch Cos., Inc.                      7.125%                7/1/2017                  600                 593
Apache Corp.                                   7.625%                7/1/2019                1,500               1,541
Archer-Daniels-Midland Co.                     8.875%               4/15/2011                   80                  92
Auburn Hills                                   12.00%                5/1/2020                  260                 377
Baker Hughes Inc.                              6.875%               1/15/2029                1,500               1,444
Bayer Corp.                                     6.65%               2/15/2028(2)               500                 464
The Boeing Co.                                 6.625%               2/15/2038                  700                 662
Borg-Warner Automotive                         7.125%               2/15/2029                2,000               1,306
Burlington Northern Santa Fe Corp.              6.75%               3/15/2029                1,000                 908
Burlington Northern Santa Fe Corp.             6.875%               2/15/2016                  300                 283
Burlington Northern Santa Fe Corp.              7.00%              12/15/2025                  800                 751
Burlington Northern Sante Fe Corp.              7.25%                8/1/2097                  250                 227
C.R. Bard, Inc.                                 6.70%               12/1/2026                  500                 489
Caterpillar Inc.                               7.375%                3/1/2097                   50                  46
Caterpillar Inc.                               9.375%               8/15/2011                  450                 534
Chrysler Corp.                                  7.45%                2/1/2097                  225                 191
Comcast Cablevision                            8.875%                5/1/2017                  500                 554
Conoco Inc.                                     6.95%               4/15/2029                2,000               1,960
Continental Airlines, Inc.
  (Equipment Trust Certificates)               6.648%               3/15/2019                  445                 420
CSX Corp.                                       8.10%               9/15/2022                  600                 608
CSX Corp.                                      8.625%               5/15/2022                1,025               1,094
Dayton Hudson Corp.                             6.65%                8/1/2028                  500                 451
Dayton Hudson Corp.                             6.75%                1/1/2028                  750                 685
Deere & Co.                                     8.50%                1/9/2022                  115                 127
Delta Air Lines Inc.                            8.30%              12/15/2029                1,700               1,455
Dow Chemical Co.                               7.375%               11/1/2029                1,000               1,021
Eastman Chemical Co.                            7.25%               1/15/2024                  250                 215
Eastman Chemical Co.                            7.60%                2/1/2027                  150                 134
Federated Department Stores, Inc.               7.00%               2/15/2028                  400                 331
Federated Department Stores, Inc.               7.45%               7/15/2017                  900                 802
Ford Motor Co.                                  8.90%               1/15/2032                1,000               1,065
Ford Motor Co.                                  9.98%               2/15/2047                1,100               1,308
Georgia-Pacific Corp.                           7.75%              11/15/2029                1,500               1,205
International Business Machines Corp.           7.00%              10/30/2025                  350                 335

----------------------------------------------------------------------------------------------------------------------
                                                                                              FACE              MARKET
                                                                     MATURITY               AMOUNT              VALUE*
INTERMEDIATE-TERM BOND INDEX FUND              COUPON                    DATE                (000)               (000)
----------------------------------------------------------------------------------------------------------------------
International Business Machines Corp.          7.125%               12/1/2096                  500                 462
Kroger Co.                                      8.00%               9/15/2029                1,750               1,832
Lucent Technologies, Inc.                       6.50%               1/15/2028                  500                 332
May Department Stores Co.                       6.70%               9/15/2028                1,375               1,170
May Department Stores Co.                       9.75%               2/15/2021                   40                  46
Mobil Corp.                                    7.625%               2/23/2033                  230                 236
News America Holdings Inc.                      7.75%               1/20/2024                1,000                 863
News America Holdings Inc.                      8.00%              10/17/2016                  750                 688
News America Holdings Inc.                      9.25%                2/1/2013                1,500               1,600
Noble Drilling Corp.                            7.50%               3/15/2019                2,000               2,015
Norfolk Southern Corp.                          7.70%               5/15/2017                  400                 405
Norfolk Southern Corp.                          7.80%               5/15/2027                  325                 335
Norfolk Southern Corp.                          7.90%               5/15/2097                  100                 100
Northern Telecom Ltd.                          6.875%                9/1/2023                  250                 230
Northrop Grumman Corp.                         9.375%              10/15/2024                  400                 433
Pharmacia Corp.                                 6.60%               12/1/2028                1,000                 957
Phillips Petroleum Co.                          8.49%                1/1/2023                  900                 940
Raytheon Co.                                    6.75%               3/15/2018                  800                 737
Raytheon Co.                                    7.00%               11/1/2028                  400                 372
Rohm & Haas Co.                                 9.80%               4/15/2020(1)               536                 634
Sears, Roebuck & Co.                           9.375%               11/1/2011                  395                 446
Texaco Capital Corp.                           8.875%                9/1/2021                  155                 185
Time Warner Entertainment                      8.375%               3/15/2023                1,650               1,785
Time Warner Inc.                                7.57%                2/1/2024                  500                 498
Tosco Corp.                                     7.80%                1/1/2027                  350                 360
Tosco Corp.                                    8.125%               2/15/2030                1,500               1,611
Tyco International Group SA                    6.875%               1/15/2029                1,500               1,402
Union Carbide Corp.                             7.75%               10/1/2096                1,150               1,135
Union Carbide Corp.                            7.875%                4/1/2023                  220                 229
Union Oil Co. of California                     7.50%               2/15/2029                1,000               1,005
Union Pacific Corp.                            6.625%                2/1/2029                1,250               1,122
Union Pacific Corp.                             7.00%                2/1/2016                  550                 522
Union Pacific Corp.                            8.625%               5/15/2022                   35                  37
United Technologies Corp.                       6.70%                8/1/2028                  500                 479
United Technologies Corp.                      8.875%              11/15/2019                  545                 651
Viacom Inc.                                    7.875%               7/30/2030                1,950               2,007
Wal-Mart Stores                                 7.55%               2/15/2030                2,000               2,229
The Walt Disney Co.                             7.55%               7/15/2093                  975                 943
Westvaco Corp.                                  8.20%               1/15/2030                2,000               1,988
                                                                                                         -------------
                                                                                                         $      58,908
                                                                                                         -------------
UTILITIES (6.2%)
Arizona Public Service Co.                      7.25%                8/1/2023                  200                 187
AT&T Corp.                                      8.35%               1/15/2025                  300                 295
CMS Panhandle Holding Co.                       7.00%               7/15/2029                1,500               1,309
Coastal Corp.                                   7.42%               2/15/2037                1,000                 931
Coastal Corp.                                   7.75%              10/15/2035                  400                 393
Coastal Corp.                                  9.625%               5/15/2012                  300                 358
Commonwealth Edison                             7.50%                7/1/2013                  750                 780
Dominion Resources Inc.                        8.125%               6/15/2010                  500                 543
Duke Energy Field Services                     8.125%               8/16/2030                2,000               2,097
Enron Corp.                                     6.95%               7/15/2028                1,000                 947
GTE Corp.                                       8.75%               11/1/2021                  900               1,017
Illinois Power Co.                              7.50%               7/15/2025                  300                 278
MCI Communications Corp.                        6.50%               4/15/2010                  625                 570

----------------------------------------------------------------------------------------------------------------------
                                                                                              FACE              MARKET
                                                                     MATURITY               AMOUNT              VALUE*
                                               COUPON                    DATE                (000)               (000)
----------------------------------------------------------------------------------------------------------------------
MCI Communications Corp.                        7.75%               3/23/2025                  250                 237
Michigan Bell Telephone Co.                     7.50%               2/15/2023                1,040                 991
New England Telephone & Telegraph Co.          6.875%               10/1/2023                  110                  98
New England Telephone & Telegraph Co.          7.875%              11/15/2029                  600                 626
New England Telephone & Telegraph Co.           9.00%                8/1/2031                  250                 280
New York Telephone Co.                         6.125%               1/15/2010                1,000                 948
NRG Northeast Generating                       9.292%              12/15/2024                2,000               2,112
Qwest Capital Funding, Inc.                     7.90%               8/15/2010(2)             2,000               2,066
Southwestern Bell Telephone Co.                 7.25%               7/15/2025                  450                 421
Southwestern Bell Telephone Co.                7.625%                3/1/2023                   45                  44
Sprint Capital Corp.                           6.875%              11/15/2028                1,250               1,006
TCI Communications                             7.875%                8/1/2013                1,000               1,027
TCI Communications, Inc.                       9.875%               6/15/2022                  500                 584
Texas Utilities Co.                            7.875%                3/1/2023                1,090               1,130
Texas Utilities Co.                             8.75%               11/1/2023                   50                  53
US West Communications                          7.25%               9/15/2025                1,000                 940
Verizon Global Funding Corp.                    7.75%               12/1/2030(2)             2,000               2,027
Virginia Electric & Power Co.                   6.75%               10/1/2023                1,000                 889
WorldCom Inc.                                   6.95%               8/15/2028                  500                 420
                                                                                                         -------------
                                                                                                         $      25,604
                                                                                                         -------------
----------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
  (COST $113,934)                                                                                        $     108,523
----------------------------------------------------------------------------------------------------------------------
FOREIGN AND INTERNATIONAL AGENCY BONDS (U.S. Dollar-Denominated)(11.5%)
----------------------------------------------------------------------------------------------------------------------
Abbey National Capital Trust I                 8.963%              12/29/2049        $       1,000       $       1,035
Abbey National PLC                              7.95%              10/26/2029                1,800               1,892
ABN-AMRO Bank                                  7.125%              10/15/2093                1,000                 901
Ahold Finance USA Inc.                         6.875%                5/1/2029                1,500               1,292
AXA SA                                          8.60%              12/15/2030                3,000               3,087
Barclays Bank PLC Step-Up Callable
  Perpetual Reserve Capital                     8.55%               6/15/2011(2)             1,050               1,096
British Telecommunications PLC                 8.625%              12/15/2030                2,300               2,317
Canadian National Railway Co.                   6.80%               7/15/2018                  725                 671
Canadian National Railway Co.                   6.90%               7/15/2028                  400                 368
Embotelladora Andina SA                        7.875%               10/1/2097                  300                 227
Grand Metropolitan Investment Corp.             9.00%               8/15/2011                   75                  88
Inter-American Development Bank                7.125%               3/15/2023                   25                  26
Inter-American Development Bank                 8.50%               3/15/2011                  110                 130
Israel Electric Corp.                           8.10%              12/15/2096(2)             1,000                 810
KFW International Finance, Inc.                 7.20%               3/15/2014                  600                 609
Korea Electric Power                            7.00%                2/1/2007                  175                 167
Korea Electric Power                            7.75%                4/1/2013                  400                 389
Korean Development Bank                        7.125%               4/22/2004                  800                 792
Marconi Corp. PLC                               7.75%               9/15/2010                3,500               3,382
Marconi Corp. PLC                              8.375%               9/15/2030                1,000                 911
Petro Geo-Services                             7.125%               3/30/2028                  625                 548
Petro Geo-Services                              8.15%               7/15/2029                  750                 737
Petro-Canada                                    9.25%              10/15/2021                2,300               2,719
Province of Manitoba                            9.25%                4/1/2020                  485                 618
Province of New Brunswick                       8.75%                5/1/2022                  800                 969
Province of New Brunswick                       9.75%               5/15/2020                  500                 654
Province of Newfoundland                        9.00%                6/1/2019                  300                 353
Province of Newfoundland                       10.00%               12/1/2020                  750                 962
Province of Quebec                             7.125%                2/9/2024                2,000               2,055

----------------------------------------------------------------------------------------------------------------------
                                                                                              FACE              MARKET
                                                                     MATURITY               AMOUNT              VALUE*
INTERMEDIATE-TERM BOND INDEX FUND              COUPON                    DATE                (000)               (000)
----------------------------------------------------------------------------------------------------------------------
Province of Saskatchewan                       7.375%               7/15/2013                  600                 642
Republic of South Africa                        8.50%               6/23/2017                1,000                 910
State of Qatar                                  9.75%               6/15/2030                3,200               3,245
Swiss Bank Corp.-New York                       7.00%              10/15/2015                  750                 723
Swiss Bank Corp.-New York                      7.375%               7/15/2015                  750                 754
Swiss Bank Corp.-New York                      7.375%               6/15/2017                  300                 298
Telefonica Europe BV                            7.75%               9/15/2010                4,000               4,064
Tenaga Nasional                                 7.50%               1/15/2096(2)             2,750               2,229
United Mexican States                           6.25%              12/31/2019                1,750               1,606
United Mexican States                         11.375%               9/15/2016                2,300               2,691
Vodafone AirTouch PLC                          7.875%               2/15/2030                1,000               1,014
----------------------------------------------------------------------------------------------------------------------
TOTAL FOREIGN AND INTERNATIONAL AGENCY BONDS
  (COST $47,711)                                                                                         $      47,981
----------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (1.4%)
----------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations
  in a Pooled Cash Account--Note G              6.12%                1/2/2001        $       4,921       $       4,921
Collateralized by U.S. Government Obligations
  in a Pooled Cash Account                      6.14%                1/2/2001                  998                 998
----------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $5,919)                                                                                          $       5,919
----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.7%)
  (COST $402,644)                                                                                        $     415,738
----------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.3%)
----------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                     $      8,946
Liabilities--Note G                                                                                            (7,713)
                                                                                                         -------------
                                                                                                         $      1,233
                                                                                                         -------------
----------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------------------------------------------------------------
Applicable to  39,103,330  outstanding $.001  par  value  shares  of  beneficial
  interest (unlimited authorization)                                                                     $     416,971
======================================================================================================================

NET ASSET VALUE PER SHARE $10.66
======================================================================================================================

 *See Note A in Notes to Financial Statements.
(1)The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.
(2)Security exempt from registration under Rule 144A of the Securities Act of 1993.These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2000, the aggregate value of these securities was $15,389,000, representing 3.7% of net assets.
(3)All or part of security position is on loan to broker/dealers. See Note G in Notes to Financial Statements.


------------------------------------------------------------------------------
AT DECEMBER 31, 2000, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------
                                                             AMOUNT       PER
                                                              (000)     SHARE
------------------------------------------------------------------------------
Paid-in Capital                                          $  412,277  $  10.54
Undistributed Net Investment Income                              --        --
Accumulated Net Realized Losses--Note E                      (8,400)     (.21)
Unrealized Appreciation--Note F                              13,094       .33
------------------------------------------------------------------------------
NET ASSETS                                               $  416,971  $  10.66
==============================================================================

STATEMENT OF OPERATIONS

This Statement shows interest earned by each fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and any Unrealized Appreciation (Depreciation) on investments during the period.


----------------------------------------------------------------------------------------------------------
                                   TOTAL BOND         SHORT-TERM         INTERMEDIATE-          LONG-TERM
                                 MARKET INDEX         BOND INDEX             TERM BOND         BOND INDEX
                                         FUND               FUND            INDEX FUND               FUND
                                --------------------------------------------------------------------------
                                                             YEAR ENDED DECEMBER 31, 2000
                                --------------------------------------------------------------------------
                                        (000)              (000)                 (000)              (000)
----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
 Interest                         $   951,249         $   74,219           $   104,477         $   24,703
 Security Lending                         489                137                   194                 10
----------------------------------------------------------------------------------------------------------
   Total Income                       951,738             74,356               104,671             24,713
----------------------------------------------------------------------------------------------------------
EXPENSES
 The Vanguard Group--Note B
   Investment Advisory Services         1,539                132                   169                 40
   Management and
    Administrative--Investor           19,050              2,088                 2,689                620
   Management and
    Administrative--Institutional*      2,686                 --                    --                 --
   Marketing and Distribution
    --Investor                          1,570                187                   225                 51
   Marketing and
    Distribution--Institutional*          543                 --                    --                 --
 Custodian Fees                           335                 39                    33                 24
 Auditing Fees                             14                 10                    10                  9
 Shareholders' Reports--Investor          337                 25                    43                 18
 Shareholders' Reports--Institutional*     15                 --                    --                 --
 Trustees' Fees and Expenses               17                  1                     2                  1
----------------------------------------------------------------------------------------------------------
   Total Expenses                 $    26,106         $    2,482           $     3,171         $      763
   Expenses Paid Indirectly--Note D        --                 --                    (7)                (4)
----------------------------------------------------------------------------------------------------------
   Net Expenses                        26,106              2,482                 3,164                759
----------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                 925,632             71,874               101,507             23,954
----------------------------------------------------------------------------------------------------------
REALIZED NET LOSS ON INVESTMENT
   SECURITIES SOLD                    (18,566)            (2,924)              (11,539)            (1,961)
----------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION) OF INVESTMENT
    SECURITIES                        611,266             31,695                91,914             34,003
----------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                $ 1,518,332         $  100,645           $   181,882         $   55,996
==========================================================================================================
*Only the Total Bond Market Index Fund offers Institutional shares.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. Distributions and Capital Share Transactions are shown separately for each class of shares.


-------------------------------------------------------------------------------
                                                  TOTAL BOND MARKET INDEX FUND
                                                -------------------------------
                                                      YEAR ENDED DECEMBER 31,
                                                -------------------------------
                                                         2000           1999
                                                        (000)          (000)
-------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                             $ 925,632      $ 728,322
  Realized Net Loss (18,566) (62,350)
  Change in Unrealized Appreciation (Depreciation)    611,266       (739,761)
-------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
     Resulting from Operations                      1,518,332        (73,789)
-------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income--Investor Shares             (676,605)      (545,745)
  Net Investment Income--Institutional Shares        (249,027)      (182,577)
  Realized Capital Gain--Investor Shares                   --        (12,419)
  Realized Capital Gain--Institutional Shares              --         (3,923)
-------------------------------------------------------------------------------
    Total Distributions                              (925,632)      (744,664)
-------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--INVESTOR SHARES1
  Issued                                            3,075,455      3,990,946
  Issued in Lieu of Cash Distributions                610,671        505,211
  Redeemed                                         (2,412,861)    (2,168,015)
-------------------------------------------------------------------------------
    Net Increase--Investor Shares                   1,273,265      2,328,142
-------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--INSTITUTIONAL SHARES1
  Issued                                            1,549,062      1,292,134
  Issued in Lieu of Cash Distributions                213,000        158,648
  Redeemed                                           (559,533)      (536,860)
-------------------------------------------------------------------------------
    Net Increase--Institutional Shares              1,202,529        913,922
-------------------------------------------------------------------------------
  Total Increase                                    3,068,494      2,423,611
-------------------------------------------------------------------------------
NET ASSETS
  Beginning of Year                                12,681,636     10,258,025
-------------------------------------------------------------------------------
  End of Year                                   $  15,750,130  $  12,681,636
================================================================================
1See Note H in Notes to Financial Statements for the corresponding numbers of shares issued and redeemed.

-------------------------------------------------------------------------------------------------------
                                                         SHORT-TERM                 INTERMEDIATE-TERM
                                                     BOND INDEX FUND                BOND INDEX FUND
                                                --------------------------      -----------------------
                                                                YEAR ENDED DECEMBER 31,
                                                -------------------------------------------------------
                                                      2000            1999         2000         1999
                                                     (000)           (000)        (000)        (000)
-------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                         $   71,874      $   51,918   $  101,507     $   84,273
  Realized Net Loss                                 (2,924)         (1,356)     (11,539)       (20,519)
  Change in Unrealized Appreciation
    (Depreciation)                                  31,695         (29,597)      91,914       (102,634)
-------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
     Resulting from Operations                     100,645          20,965      181,882        (38,880)
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                            (71,874)        (51,918)    (101,507)       (84,273)
  Realized Capital Gain                                 --          (2,739)          --         (4,238)
-------------------------------------------------------------------------------------------------------
    Total Distributions                            (71,874)        (54,657)    (101,507)       (88,511)
-------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                           461,159         739,906      437,605        745,836
  Issued in Lieu of Cash Distributions              62,628          47,342       83,818         73,493
  Redeemed                                        (421,226)       (306,910)    (409,214)      (345,405)
-------------------------------------------------------------------------------------------------------
    Net Increase from Capital Share Transactions   102,561         480,338      112,209        473,924
-------------------------------------------------------------------------------------------------------
  Total Increase                                   131,332         446,646      192,584        346,533
-------------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Year                              1,155,566         708,920    1,448,949      1,102,416
-------------------------------------------------------------------------------------------------------
  End of Year                                   $1,286,898      $1,155,566   $1,641,533     $1,448,949
=======================================================================================================

1See Note H in Notes to Financial Statements for the corresponding number of shares issued and redeemed.

--------------------------------------------------------------------------------
                                                           LONG-TERM
                                                        BOND INDEX FUND
                                                  --------------------------
                                                    YEAR ENDED DECEMBER 31,
                                                  --------------------------
                                                       2000         1999
                                                      (000)        (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                            $ 23,954     $ 17,460
  Realized Net Loss                                  (1,961)      (6,422)
  Change in Unrealized Appreciation (Depreciation)   34,003      (32,879)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
     Resulting from Operations                       55,996      (21,841)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                             (23,954)     (17,460)
  Realized Capital Gain                                  --         (451)
--------------------------------------------------------------------------------
    Total Distributions                             (23,954)     (17,911)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                            164,071      239,036
  Issued in Lieu of Cash Distributions               20,067       15,448
  Redeemed                                         (112,362)    (111,604)
--------------------------------------------------------------------------------
    Net Increase from Capital Share Transactions     71,776      142,880
--------------------------------------------------------------------------------
  Total Increase                                    103,818      103,128
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Year                                 313,153      210,025
--------------------------------------------------------------------------------
  End of Year                                     $ 416,971    $ 313,153
================================================================================
1See Note H in Notes to Financial Statements for the corresponding number of shares issued and redeemed.

FINANCIAL HIGHLIGHTS

This table summarizes each fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.


------------------------------------------------------------------------------------------------------------------
                                                                 TOTAL BOND MARKET INDEX FUND INVESTOR SHARES
                                                                             YEAR ENDED DECEMBER 31,
                                                                --------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                        2000        1999     1998      1997      1996
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                               $  9.56    $  10.27 $  10.09  $   9.84  $  10.14
------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                             .648        .617     .624      .645      .640
  Net Realized and Unrealized Gain (Loss) on Investments            .400       (.695)    .218      .250     (.300)
------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                               1.048       (.078)    .842      .895      .340
------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                             (.648)      (.617)   (.624)    (.645)    (.640)
  Distributions from Realized Capital Gains                           --       (.015)   (.038)       --        --
------------------------------------------------------------------------------------------------------------------
    Total Distributions                                            (.648)      (.632)   (.662)    (.645)    (.640)
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                     $  9.96    $   9.56 $  10.27  $  10.09  $   9.84
==================================================================================================================

TOTAL RETURN*                                                     11.39%      -0.76%    8.58%     9.44%     3.58%
==================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Year (Millions)                             $11,180    $  9,477 $  7,765  $  5,129  $  2,962
  Ratio of Total Expenses to Average Net Assets                    0.22%       0.20%    0.20%     0.20%     0.20%
  Ratio of Net Investment Income to Average Net Assets             6.72%       6.26%    6.10%     6.54%     6.54%
  Portfolio Turnover Rate                                            53%         55%      57%       39%       39%
==================================================================================================================

*Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

FINANCIAL HIGHLIGHTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------------
                                                                 TOTAL BOND MARKET INDEX FUND INSTITUTIONAL SHARES
                                                                                YEAR ENDED DECEMBER 31,
                                                                 -----------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                      2000          1999        1998       1997      1996
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                             $  9.56      $  10.27    $  10.09    $  9.84  $  10.14
----------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                           .659          .627        .635       .655      .650
  Net Realized and Unrealized Gain (Loss) on Investments          .400         (.695)       .218       .250     (.300)
----------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                             1.059         (.068)       .853       .905      .350
----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                           (.659)        (.627)      (.635)     (.655)    (.650)
  Distributions from Realized Capital Gains                         --         (.015)      (.038)        --        --
----------------------------------------------------------------------------------------------------------------------
    Total Distributions                                          (.659)        (.642)      (.673)     (.655)    (.650)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                   $  9.96      $   9.56    $  10.27    $ 10.09  $   9.84
======================================================================================================================

TOTAL RETURN                                                    11.52%        -0.66%       8.69%      9.55%     3.68%
======================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Year (Millions)                           $ 4,570      $  3,204    $  2,493    $ 1,628  $  1,024
  Ratio of Total Expenses to Average Net Assets                  0.10%         0.10%       0.10%      0.10%     0.10%
  Ratio of Net Investment Income to Average Net Assets           6.84%         6.36%       6.21%      6.64%     6.66%
  Portfolio Turnover Rate                                          53%           55%         57%        39%       39%
======================================================================================================================


----------------------------------------------------------------------------------------------------------------------
                                                                               SHORT-TERM BOND INDEX FUND
                                                                                 YEAR ENDED DECEMBER 31,
                                                               -------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                      2000          1999        1998       1997      1996
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                             $  9.73      $  10.10    $  10.00    $  9.92  $  10.07
----------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                           .601          .539        .574       .597      .587
  Net Realized and Unrealized Gain (Loss) on Investments          .230         (.336)       .168       .080     (.146)
----------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                              .831          .203        .742       .677      .441
----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                           (.601)        (.539)      (.574)     (.597)    (.587)
  Distributions from Realized Capital Gains                         --         (.034)      (.068)        --     (.004)
----------------------------------------------------------------------------------------------------------------------
    Total Distributions                                          (.601)        (.573)      (.642)     (.597)    (.591)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                   $  9.96      $   9.73    $  10.10    $ 10.00  $   9.92
======================================================================================================================

TOTAL RETURN*                                                    8.84%         2.08%       7.63%      7.04%     4.55%
======================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Year (Millions)                           $ 1,287      $  1,156    $    709    $   446  $    328
  Ratio of Total Expenses to Average Net Assets                  0.21%         0.20%       0.20%      0.20%     0.20%
  Ratio of Net Investment Income to Average Net Assets           6.16%         5.48%       5.68%      6.03%     5.93%
  Portfolio Turnover Rate                                          74%          108%        112%        88%       65%
======================================================================================================================

*Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

----------------------------------------------------------------------------------------------------------------------
                                                                          INTERMEDIATE-TERM BOND INDEX FUND
                                                                                YEAR ENDED DECEMBER 31,
                                                               -------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                     2000           1999        1998       1997      1996
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                             $ 9.51       $  10.48    $  10.20    $  9.96  $  10.37
----------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                          .654           .628        .647       .661      .648
  Net Realized and Unrealized Gain (Loss) on Investments         .510          (.936)       .353       .240     (.406)
----------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                            1.164          (.308)      1.000       .901      .242
----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                          (.654)         (.628)      (.647)     (.661)    (.648)
  Distributions from Realized Capital Gains                        --          (.034)      (.073)        --     (.004)
----------------------------------------------------------------------------------------------------------------------
    Total Distributions                                         (.654)         (.662)      (.720)     (.661)    (.652)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                   $10.02       $   9.51    $  10.48    $ 10.20  $   9.96
======================================================================================================================

TOTAL RETURN*                                                  12.78%         -3.00%      10.09%      9.41%     2.55%
======================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Year (Millions)                           $1,642       $  1,449    $  1,102    $   687  $    460
  Ratio of Total Expenses to Average Net Assets                 0.21%          0.20%       0.20%      0.20%     0.20%
  Ratio of Net Investment Income to Average Net Assets          6.83%          6.33%       6.23%      6.64%     6.54%
  Portfolio Turnover Rate                                         81%           120%         77%        56%       80%
======================================================================================================================

*Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.


----------------------------------------------------------------------------------------------------------------------
                                                                                 LONG-TERM BOND INDEX FUND
                                                                                   YEAR ENDED DECEMBER 31,
                                                               -------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                     2000           1999        1998       1997      1996
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                             $ 9.77       $  11.32    $  10.78    $ 10.08  $  10.82
----------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                          .679           .662        .666       .678      .674
  Net Realized and Unrealized Gain (Loss) on Investments         .890         (1.531)       .588       .700     (.731)
----------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                            1.569 (.869)   1.254 1.378  (.057)
----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                          (.679)         (.662)      (.666)     (.678)    (.674)
  Distributions from Realized Capital Gains                        --          (.019)      (.048)        --     (.009)
----------------------------------------------------------------------------------------------------------------------
    Total Distributions                                         (.679)         (.681)      (.714)     (.678)    (.683)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                   $10.66       $   9.77    $  11.32    $ 10.78  $  10.08
======================================================================================================================

TOTAL RETURN*                                                  16.64%         -7.85%      11.98%     14.30%    -0.26%
======================================================================================================================

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (Millions)                             $  417       $    313    $    210    $    88  $     44
Ratio of Total Expenses to Average Net Assets                   0.21%          0.20%       0.20%      0.20%     0.20%
Ratio of Net Investment Income to Average Net Assets            6.71%          6.39%       6.01%      6.66%     6.75%
Portfolio Turnover Rate                                           56%            61%         57%        58%       46%
======================================================================================================================

*Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

NOTES TO FINANCIAL STATEMENTS

Vanguard Bond Index Funds comprise the Total Bond Market Index Fund, Short-Term Bond Index Fund, Intermediate-Term Bond Index Fund, and Long-Term Bond Index Fund, each of which is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund. Certain of the funds' investments are in corporate debt instruments; the issuers' abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The funds consistently follow such policies in preparing their financial statements.

     1. SECURITY VALUATION: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. FEDERAL INCOME TAXES: Each fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. REPURCHASE AGREEMENTS: Each fund, along with other members of The Vanguard Group, transfers uninvested cash balances into a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

     5. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the funds under methods approved by the board of trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2000, the funds had contributed capital to Vanguard (included in Other Assets) of:

-------------------------------------------------------------------------------
                             CAPITAL CONTRIBUTED    PERCENTAGE       PERCENTAGE
                                     TO VANGUARD       OF FUND    OF VANGUARD'S
INDEX FUND                                 (000)    NET ASSETS   CAPITALIZATION
-------------------------------------------------------------------------------
Total Bond Market                       $  2,915         0.02%             2.9%
Short-Term Bond                              245         0.02              0.2
Intermediate-Term Bond                       305         0.02              0.3
Long-Term Bond                               77          0.02              0.1
-------------------------------------------------------------------------------

The funds' trustees and officers are also directors and officers of Vanguard.

C. The Total Bond Market Index Fund offers two classes of shares, the Investor Shares and the Institutional Shares. Institutional Shares are designed primarily for institutional investors that meet certain administrative and servicing criteria and have a minimum investment of $10 million. Investor Shares are offered to all other investors. Both classes of shares have equal rights as to assets and earnings, except that each class bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expense), marketing and distribution, and shareholder reporting. For the year ended December 31, 2000, class-specific expenses represented an annual rate of 0.16% and 0.04% of average net assets of the Investor Shares and Institutional Shares, respectively. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

D. The fund's custodian bank has agreed to reduce its fees when the funds maintain cash on deposit in their non-interest-bearing custody accounts. For the year ended December 31, 2000, custodian fee offset arrangements reduced expenses of the Intermediate-Term Bond Index Fund and Long-Term Bond Index Fund by $7,000, and $4,000, respectively.

E. During the year ended December 31, 2000, purchases and sales of investment securities other than U.S. government securities and temporary cash investments were:

-----------------------------------------------------------------------------
                                                               (000)
INDEX FUND                                       PURCHASES              SALES
-----------------------------------------------------------------------------
Total Bond Market                             $  2,742,338       $  1,601,502
Short-Term Bond                                    278,133            144,658
Intermediate-Term Bond                             407,637            170,801
Long-Term Bond                                      76,166             21,341
-----------------------------------------------------------------------------

Purchases and sales of U.S. government securities were:


-----------------------------------------------------------------------------
                                                               (000)
INDEX FUND                                       PURCHASES              SALES
-----------------------------------------------------------------------------
Total Bond Market                             $  7,457,673       $  5,611,465
Short-Term Bond                                  1,316,324          1,328,673
Intermediate-Term Bond                             887,161          1,022,991
Long-Term Bond                                     192,990            176,360
-----------------------------------------------------------------------------

     At December 31, 2000, the funds had the following capital losses available to offset future net gains:


-------------------------------------------------------------------------------
                                                            CAPITAL LOSS
                                                   ----------------------------
                                                                    EXPIRATION:
                                                   AMOUNT          FISCAL YEARS
INDEX FUND                                          (000)   ENDING DECEMBER 31,
-------------------------------------------------------------------------------
Total Bond Market                                $  81,634            2007-2008
Short-Term Bond                                      4,280            2007-2008
Intermediate-Term Bond                              32,058            2007-2009
Long-Term Bond                                       8,384            2007-2008
-------------------------------------------------------------------------------

F. At December 31, 2000, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was:

-------------------------------------------------------------------------------
                                                        (000)
                                     ------------------------------------------
                                                                 NET UNREALIZED
                                     APPRECIATED   DEPRECIATED     APPRECIATION
INDEX FUND                            SECURITIES    SECURITIES   (DEPRECIATION)
-------------------------------------------------------------------------------
Total Bond Market                     $  364,832  $  (184,573)       $  180,259
Short-Term Bond                           17,384       (8,246)            9,138
Intermediate-Term Bond                    43,875      (18,529)           25,346
Long-Term Bond                            21,252       (8,158)           13,094
-------------------------------------------------------------------------------

G. The market values of securities on loan to broker/dealers at December 31, 2000, and collateral received with respect to such loans, were:


-------------------------------------------------------------------------------
                                                        (000)
                                      -----------------------------------------
                                                            COLLATERAL RECEIVED
                                                          ---------------------
                                    MARKET VALUE                   MARKET VALUE
                                       OF LOANED               OF U.S. TREASURY
INDEX FUND                            SECURITIES       CASH          SECURITIES
-------------------------------------------------------------------------------
Total Bond Market                     $  403,818  $ 242,460          $  172,652
Short-Term Bond                           51,778     52,667                  --
Intermediate-Term Bond                   191,337    119,928              76,355
Long-Term Bond                             4,779      4,921                  --
-------------------------------------------------------------------------------

The funds invest cash collateral received in repurchase agreements, and record a liability for the return of the collateral, during the period the securities are on loan. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

H. Shares issued and redeemed for each class of shares were:

-------------------------------------------------------------------------------------------------
                                                              SHARES (000)
                                     ------------------------------------------------------------
                                                      ISSUED IN                      NET DECREASE
                                                   LIEU OF CASH                         IN SHARES
INDEX FUND/YEAR/SHARE CLASS           ISSUED      DISTRIBUTIONS        REDEEMED       OUTSTANDING
-------------------------------------------------------------------------------------------------
TOTAL BOND MARKET--2000
  Investor Shares                    318,189             63,194        (250,154)          131,229
  Institutional Shares               159,753             22,032         (58,144)          123,641
-------------------------------------------------------------------------------------------------
TOTAL BOND MARKET--1999
  Investor Shares                    403,460             51,368        (219,979)          234,849
  Institutional Shares               130,755             16,133         (54,627)           92,261
-------------------------------------------------------------------------------------------------
SHORT-TERM BOND--2000                 47,267              6,410         (43,253)           10,424
-------------------------------------------------------------------------------------------------
SHORT-TERM BOND--1999                 74,780              4,800         (31,066)           48,514
-------------------------------------------------------------------------------------------------
INTERMEDIATE-TERM BOND--2000          45,634              8,735         (42,821)           11,548
-------------------------------------------------------------------------------------------------
INTERMEDIATE-TERM BOND--1999          74,793              7,443         (35,096)           47,140
-------------------------------------------------------------------------------------------------
LONG-TERM BOND--2000                  16,252              1,975         (11,180)            7,047
-------------------------------------------------------------------------------------------------
LONG-TERM BOND--1999                  22,752              1,498         (10,740)           13,510
-------------------------------------------------------------------------------------------------

REPORT
OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of Vanguard Bond Index Funds

In our opinion, the accompanying statements of net assets (and the statement of assets and liabilities for Vanguard Short-Term Bond Index Fund) and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Total Bond Market Index Fund, Vanguard Short-Term Bond Index Fund,
Vanguard Intermediate-Term Bond Index Fund, and Vanguard Long-Term Bond Index Fund (constituting Vanguard Bond Index Funds, hereafter referred to as the "Funds") at December 31, 2000, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 6, 2001

THE PEOPLE
 WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

     Six of Vanguard's seven board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers.

     The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.

--------------------------------------------------------------------------------
TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.
--------------------------------------------------------------------------------
JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson*Merck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.
--------------------------------------------------------------------------------
BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.
--------------------------------------------------------------------------------
BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Argentaria, Gestion, BKF Capital, The Jeffrey Co., NeuVis, Inc., and Select Sector SPDR Trust.
--------------------------------------------------------------------------------
ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.
--------------------------------------------------------------------------------
JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.
--------------------------------------------------------------------------------
J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.
--------------------------------------------------------------------------------
OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.
--------------------------------------------------------------------------------
THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.
--------------------------------------------------------------------------------
VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON, Legal Department.
ROBERT A. DISTEFANO, Information Technology.
JAMES H. GATELY, Direct Investor Services.
KATHLEEN C. GUBANICH, Human Resources.
IAN A. MACKINNON, Fixed Income Group.
F. WILLIAM MCNABB, III, Institutional Investor Group.
MICHAEL S. MILLER, Planning and Development.
RALPH K. PACKARD, Chief Financial Officer.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
                             JOHN C. BOGLE FOUNDER;
                    Chairman and Chief Executive, 1974-1996.

[SHIP]
[THE VANGUARD GROUP LOGO]
Post Office Box 2600
Valley Forge, PA 19482-2600

ABOUT OUR COVER
Our cover art evokes both Vanguard's rich past and the course we've set for the future--our determination to provide superior investment performance and top-notch service. The image is based on two works: a painting titled The First Journey of 'Victory,' by the English artist W.L. Wyllie (1851-1931), and a sculpture of a compass rose on Vanguard's campus near Valley Forge, Pennsylvania.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

Standard & Poor's(R), S&P(R), S&P 500(R), Standard & Poor's 500, 500, S&P MidCap 400, and S&P SmallCap 600 are trademarks of The McGraw-Hill Companies, Inc. All other index names may contain trademarks and are the exclusive property of their respective owners.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.


(C)2001 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q840 022001